UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza

Bloomington, IL 61719-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	Bell, Boyd & Lloyd LLP
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2008

Date of reporting period: 12/31/2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Securities Products Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

This material must be accompanied or preceded by a prospectus.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2008 for the State Farm Variable Product Trust (“the Trust”). For the Funds offered by the Trust, you will find management’s discussion of investment philosophy and process, market and Fund-specific factors that affected a Fund’s performance over the 12-month period, and benchmark index comparisons to help put a Fund’s performance into context. This Annual Report also includes the Trust’s 2008 fiscal year-end audited financial statements and a list of portfolio holdings for each Fund to help you further understand the Fund(s) you own.

The Annual Report also contains policy total returns for variable deferred annuity and variable universal life policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. These policy total returns reflect contract-level fees and expenses, as well as Fund fees and expenses. The contract-level fees and expenses are not included in the performance returns discussed for each Fund. We encourage your review and consideration of this entire report.

Market Review

During 2008, the financial markets experienced significant levels of price volatility with major equity market indices declining over 33% and major fixed income markets generating a range of small positive to negative total returns.

In the U.S., equity markets struggled and posted negative total returns for 2008, driven by many factors, including continued deterioration in the housing market, a broad decline in corporate earnings, concerns regarding potential consumer and corporate credit defaults, and significant failures in the U.S. financial system. The U.S. government initiated a number of wide-ranging programs in an effort to help stabilize the financial markets following the failure of several large financial institutions, including Lehman Brothers Inc. in September 2008. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% as of January 2008 to a target range of 0.00% to 0.25% by December 2008. For the year ended December 31, 2008, large cap stocks (as represented by the S&P 500® Index1) and small-cap stocks (as represented by the Russell 2000® Index2) returned
 –37.00% and –33.79%, respectively.

All ten of the S&P 500 market sectors posted double-digit negative total returns for the year ended December 31, 2008. The Financials sector – the fourth largest weighted market sector representing 13.3% of the S&P 500 Index – performed the worst, declining –56.95% for the year. The Materials, Information Technology, and Industrials sectors also posted losses in excess of the overall Index average with declines of –47.05%, –43.68%, and –41.52%, respectively. The more defensive market sectors, including Consumer Staples, Health Care, and Utilities sectors performed better than the overall Index average, but also posted negative total returns for the period of –17.66%, –24.48%, and –31.55%, respectively3.

[1]

Source: Standard and Poor’s. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: Bloomberg. The Russell 2000® Index tracks the common stock performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[3]	Source: Standard and Poor’s.

International equities markets, as represented by the MSCI EAFE Free® Index, were also weak declining –43.38% for the year. Within the MSCI EAFE Free Index, developed European markets like Ireland and Austria performed the worst, declining –72.74% and –68.96%, respectively, in U.S. dollar terms. Meanwhile, Japan – the largest country weighting in the Index at 24.8% – was the best performing country in the Index for the year, declining –30.5% in U.S. dollar terms. Stock market performance in emerging market countries also suffered during the period with the MSCI Emerging Markets Index posting a negative total return of –54.5% in U.S. dollar terms4.

Within the bond markets, U.S. Treasuries advanced during the 12-month period ended December 31, 2008, as the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. The yield on 10-year U.S. Treasuries rose from 3.91% on January 2, 2008 to a peak of 4.27% on June 13, 2008 before declining 202 basis points to end at 2.25% on December 31, 2008. Short-term yields experienced an even more dramatic move down, with 3-month U.S. Treasury yields declining 316 basis points from a peak of 3.27% on January 7, 2008 to only 0.11% on December 31, 20085. Among major fixed income indices, the Barclays Capital Government/Credit Intermediate Index provided a total return of 5.08% for the year ended December 31, 20086.

State Farm Investment Management Corp. remains committed to a disciplined, long-term approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.

The past year has been very challenging even for the most experienced investors. However, we believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success. In uncertain times such as these, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to help serve your investment needs.

Sincerely,

Susan D. Waring

Vice President

State Farm Investment Management Corp.

[4]

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[5]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

[6]

The Barclays Capital Government/Credit Intermediate Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least 250 million. It is not possible to invest directly in an index. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective September 2, 2008, Capital Guardian Trust Company (“Capital Guardian”) ceased serving as investment sub-adviser to the State Farm Variable Product Trust Large Cap Equity Fund (the “Fund”) and Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) began serving as co-investment sub-advisers to the Fund. Bridgeway and Westwood each manages approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers, the benchmark for the Fund was changed from the Russell 1000® Value Index to the S&P 500 Index at that time.

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in large capitalization stock issued by U.S. companies. Bridgeway defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth, such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
 –53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

For the year ended December 31, 2008, the S&P 500 produced a total return of –37.00%. All ten of the industry sectors in the S&P 500 Index finished the year with double-digit negative returns ranging from –56.95% to –17.66%. Information Technology, which was the largest sector within the S&P 500 Index at the end of the year, was down –43.68%.

Value stocks, as represented by the Russell 1000® Value Index, produced a total return of –36.85%, which slightly outperformed growth stocks, as represented by the Russell 1000® Growth Index, which experienced a total return of
 –38.44%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, the Large Cap Equity Fund had a total return of –41.12% compared to a –37.00% return for the S&P 500 Index and a –36.85% return for the Russell 1000 Value Index over the same timeframe. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser, Capital Guardian, the Fund’s performance struggled during the time period of January 1, 2008 through August 31, 2008 with a total return of –16.70% compared to a return of –12.42% for the Russell 1000 Value Index over the same time period.

For most of the reporting period and under the guidance of Capital Guardian, the primary reasons for the Fund’s underperformance relative to the Russell 1000 Value Index were due to the Fund’s overweight position and stock selection in the Financials sector. Financials was the largest sector in the Russell 1000 Value Index and was down
–24.00% as of August 31, 2008. As of August 31, 2008, Financials represented 29.24% of the Fund’s total assets versus 27.47% for the Index. Among other factors, the Financials sector was negatively impacted by rising concerns of credit defaults and a subsequent tightening of credit markets. Seven of the ten largest detractors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe were in the Financials sector as follows:

Holding	Fund Weighting (% of total assets as of August 31, 2008)	% Loss (as of August 31, 2008)
American International Group Inc.	2.14%	–63%
Wachovia Corp.	1.86%	–57%
Lehman Brothers Holdings Inc.	0.90%	–75%
Washington Mutual Inc.	1.18%	–70%
XL Capital Ltd.	1.04%	–59%
Federal Home Loan Mortgage Co.	0.56%	–83%
American Capital Ltd.	1.85%	–30%

Upon the change in sub-advisers effective September 2, 2008, all of the above listed Financials holdings were liquidated from the Fund.

The Fund was also negatively impacted by its underweight position in the Energy sector through August 31, 2008. As of August 31, 2008, the Fund’s weighting in the Energy sector was 8.46% of total assets vs. 17.09% for the Russell 1000 Value Index. Although the Energy sector posted a loss of over –6% during January 1, 2008 through August 31, 2008, it outperformed most sectors within the Russell 1000 Value Index during that same timeframe.

As discussed above, the Financials sector was an overall detractor to Capital Guardian’s performance. However, Financial holdings Hudson City Bancorp Inc. (2.64% of total assets as of August 31, 2008) and Wells Fargo & Co. (2.23% of totals assets as of August 31, 2008) were also among the largest contributors to Capital Guardian’s performance, gaining 25% and 4%, respectively, during the January 1, 2008 through August 31, 2008 timeframe. Other top contributors to Capital Guardian’s performance during the January 1, 2008 through August 31, 2008 timeframe included Southwest Airlines Co. (1.00% of total asset as of August 31, 2008) and Lowe’s Companies Inc. (1.60% of total assets as of August 31, 2008) which gained 25% and 10%, respectively.

Effective September 2, 2008, Bridgeway and Westwood began serving as co-investment sub-advisers to the Fund. Under the guidance of Bridgeway and Westwood, the composition of the Fund’s portfolio changed dramatically. Beginning September 2, 2008, securities within the portfolio (except for securities amounting to approximately 15% of the market value of the Fund at the time of transition) were liquidated and the proceeds were re-invested in equity securities issued by large-cap companies chosen by Bridgeway and Westwood. The reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 144% for 2008. Effective with the change in sub-advisers on September 2, 2008, the benchmark for the Fund was changed from the Russell 1000 Value Index to the S&P 500 Index at that time.

For the period September 2, 2008 through December 31, 2008, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of –32.09% and –21.50%, respectively, compared to a –28.90% return for the S&P 500 Index over the same time period. The discussions below concerning the performance of individual investments made by Bridgeway and Westwood reflect the performance of the individual security while held in the Fund’s portfolio, although a security may have been purchased at any time during the period September 2, 2008 through December 31, 2008.

Bridgeway Capital Management, Inc. (46.70% of the Fund’s total assets)

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Bridgeway’s performance came primarily from the Energy (8.94% of Bridgeway’s total assets), Materials & Processes (5.84% of Bridgeway’s total assets), and Industrials (15.26% of Bridgeway’s total assets) sectors. Within the Energy sector, Transocean Ltd. (1.04% of Bridgeway’s total assets) and Massey Energy Co. (0.77% of Bridgeway’s total assets) were the two largest detractors to Bridgeway’s performance with declines of –62% and –72%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, Diamond Offshore Drilling Inc. (1.29% of Bridgeway’s total assets), which declined –42% during the time period of September 2, 2008 through December 31, 2008, was also among the largest detractors to Bridgeway’s performance. Within the Materials & Processes sector, Potash Corp of Saskatchewan Inc. (1.36% of Bridgeway’s total assets), CF Industries

Holdings Inc. (1.20% of Bridgeway’s total assets), and Cliffs Natural Resources Inc. (0.80% of Bridgeway’s total assets), were all major detractors to Bridgeway’s performance with losses of –52%, –60%, and –68%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Fund, steel related companies held in Bridgeway’s portion of the Fund’s portfolio, including United States Steel Corp. and Gerdau Ameristeel Corp., within the Materials & Processes sector, were detractors to the performance of Bridgeway’s portion of the portfolio. Within the Industrials sector, Union Pacific Corp. (1.89% of Bridgeway’s total assets) and Bucyrus International Inc. (0.45% of Bridgeway’s total assets) were also major detractors to Bridgeway’s performance losing –37% and –64%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being sold completely from the Fund, Industrials holding, Kansas City Southern, within Bridgeway’s portion of the Fund’s portfolio, was also a detractor to performance.

During the time period of September 2, 2008 through December 31, 2008, Bridgeway achieved the greatest contribution to returns primarily from the Health Care sector (21.13% of Bridgeway’s total assets), as Amgen Inc. (1.85% of Bridgeway’s total assets) and Bristol-Myers Squibb Co. (3.10% of Bridgeway’s total assets) posted gains of 16% and 9%, respectively. Also during this time period, Gilead Sciences Inc. (1.55% of Bridgeway’s total assets) was added to Bridgeway’s portion of the Fund’s portfolio and was among Bridgeway’s largest contributors to performance with a gain of 6%. As discussed above, the Industrials sector was an overall detractor to Bridgeway’s performance. However, Industrials holdings CH Robinson Worldwide Inc. (1.07% of Bridgeway’s total assets) and Dun & Bradstreet Corp. (0.98% of Bridgeway’s totals assets) were also among the largest contributors to Bridgeway’s performance, gaining 8% and 2%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. Within the Consumer Discretionary sector (9.13% of Bridgeway’s total assets), Family Dollar Stores Inc. (0.99% of Bridgeway’s total assets) gained 6% and was also among Bridgeway’s largest contributors to performance during the September 2, 2008 through December 31, 2008 timeframe.

Westwood Management Corp. (53.30% of the Fund’s total assets)

Among Westwood’s largest contributions to returns during the September 2, 2008 through December 31, 2008 timeframe were holdings within the Consumer Discretionary (7.36% of Westwood’s total assets) and Consumer Staples (12.69% of Westwood’s total assets) sectors. Within the Consumer Discretionary sector, McDonald’s Corp. (2.53% of Westwood’s total assets) was the largest contributor to Westwood’s performance during the September 2, through December 31, 2008 timeframe with a gain of 13%. McDonald’s Corp. is also the Fund’s largest holding (2.73% of the Fund’s total net assets). Within the Consumer Staples sector, Wal-Mart Stores Inc. (2.53% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%. Wal-Mart Stores Inc. is the Fund’s sixth largest holding (1.94% of the Fund’s total net assets). As discussed below, the Financials sector was an overall detractor to Westwood’s performance. However, Financials holdings ACE Ltd. (2.62% of Westwood’s total assets) and Travelers Companies Inc. (1.30% of Westwood’s total assets) were also among the largest contributors to Westwood’s performance, gaining 2% and 9%, respectively, during the September 2, 2008 through December 31, 2008 timeframe. In addition, before being completely sold from the Fund, U.S. Bancorp was also a positive contributor within Westwood’s portion of the Fund’s portfolio. Within the Energy sector, Exxon Mobil Corp. (2.71% of Westwood’s total assets) was also among the largest contributors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with a gain of 6%.

During the time period of September 2, 2008 through December 31, 2008, the largest detractors to Westwood’s performance came primarily from the Financials (18.74% of Westwood’s total assets) and Energy (14.30% of Westwood’s total assets) sectors. Six of the top ten detractors to Westwood’s performance were companies within the Financials sector. However, the largest detractor to Westwood’s performance came from Materials and Processes holding, Freeport-McMoRan Copper & Gold Inc., before being completely sold from Westwood’s portion of the Fund’s portfolio. Within the Financials sector, Bank of America Corp. (2.39% of Westwood’s total assets), MetLife Inc. (1.26% of Westwood’s total assets), State Street Corp. (2.50% of Westwood’s total assets), PNC Financial Services Group Inc. (2.57% of Westwood’s total assets), and Franklin Resources Inc. (1.18% of Westwood’s total assets) were all major detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe with losses of –44%,
–23%, –34%, –30%, and –36%, respectively. In addition, before being sold completely from Westwood’s portion of the Fund’s portfolio, Citigroup Inc. within the Financials sector, was a detractor to the performance of Westwood’s portion of the Fund. Within the Energy sector, Transocean Ltd. and XTO Energy Inc. were among the largest detractors to Westwood’s performance during the September 2, 2008 through December 31, 2008 timeframe before being sold completely from Westwood’s portion of the Fund’s portfolio.

Financial highlights for this Fund can be found on page 103.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, Inc. (“Rainier”). Bridgeway and Rainier each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500® Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway invests in those companies that are smaller than the largest 500 U.S. companies as measured by market capitalization. Rainier invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap® Index1.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. Rainier utilizes fundamental analysis to invest its segment of the Fund in companies it believes have prospects of strong earnings growth and attractive overall business fundamentals, selling at what it believes to be reasonable valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
–53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

In total, the Russell 2500 Index posted a total return of –36.79% for the period ended December 31, 2008.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index. As of December 31, 2008, the market capitalization of the Russell Midcap Index ranged from $0.02 to $14.9 billion.

How did the Fund perform during the reporting period?

For the twelve months ended December 31, 2008, the Small/Mid Cap Equity Fund finished with a total return of –45.36%. The Fund underperformed the –36.79% total return of the Russell 2500 Index over the same time period. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The primary contributor to the underperformance of the Fund was the –46.81% portfolio return (before fees and expenses) produced by Rainier, which was hampered by weakness in the Industrials and Energy sectors. Meanwhile, Bridgeway also underperformed the Index with a portfolio return of –42.58% (before fees and expenses).

Rainier Investment Management, Inc. (48.64% of the Fund’s total assets)

During the year, the largest detractors to Rainier’s performance came primarily from the Industrials (13.97% of Rainier’s total assets) and Energy (6.56% of Rainier’s total assets) sectors. Four of the top ten detractors were companies within the Industrials sector. Within this sector, McDermott International Inc. (0.94% of Rainier’s total assets), BE Aerospace Inc. (0.86% of Rainier’s total assets), Precision Castparts Corp. (1.95% of Rainier’s total assets), and Bucyrus International Inc. (0.93% of Rainier’s total assets) were all major detractors with losses of –83%, –85%, –57%, and –63%, respectively, for the year. Three of the top ten detractors were companies within the Energy sector. Within this sector, Pioneer Natural Resources Co. (1.23% of Rainier’s total assets) and Whiting Petroleum Corp. (1.64% of Rainier’s total assets) declined
–67% and –42%, respectively. Quicksilver Resources Inc. was an additional Energy company that was a major detractor to Rainier’s performance during 2008 before being sold completely from the Fund. Transocean Ltd. (1.98% of Rainier’s total assets), which was newly purchased by Rainier during 2008, was also among the largest detractors to performance during the year. Transocean Ltd. is also the Fund’s tenth largest holding (1.00% of the Fund’s total net assets).

Rainier achieved the greatest contribution to returns from investments in the Health Care sector, which amounted to 12.46% of Rainier’s total assets. However, the largest contributor to Rainier’s performance came from Energy holding, Petrohawk Energy

*

The Russell 2500® Index measures the performance of the 2,500 smallest securities in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Corp., which was completely sold from the Fund during the year. Within the Health Care sector, Rainier’s focus has been in the area of specialty pharmaceuticals, where companies with new product offerings, such as Cephalon Inc. (1.83% of Rainier’s total assets) experienced positive earnings growth and produced a gain of 7% for the year.

Bridgeway Capital Management, Inc. (51.36% of the Fund’s total assets)

During the year, the largest detractors to Bridgeway’s performance came primarily from the Energy (10.90% of Bridgeway’s total assets) and Materials & Processes (10.47% of Bridgeway’s total assets) sectors. Within the Materials & Processes sector, LSB Industries Inc. (0.71% of Bridgeway’s total assets) and Terra Industries Inc. (1.42% of Bridgeway’s total assets) were major detractors with losses of –71% and –65%, respectively, during the year. In addition, before being completely sold from the Fund during 2008, several steel related companies held in Bridgeway’s portion of the Fund’s portfolio, including AK Steel Holding Corp., Steel Dynamics Inc., and Olympic Steel Inc. performed poorly within the Materials & Processes sector with losses of –69%, –69%, and –63%, respectively. Within the Energy sector, Hornbeck Offshore Services Inc. (1.20% of Bridgeway’s total assets) was also a major detractor to Bridgeway’s performance with a loss of –64%. McMoRan Exploration Co. (0.99% of Bridgeway’s total assets), which was newly purchased by Bridgeway during 2008, was also among the largest detractors to performance during the year.

Bridgeway achieved the greatest contribution to returns from the Financial Services sector (12.16% of Bridgeway’s total assets) as Amerisafe Inc. (3.22% of Bridgeway’s total assets) and American Physicians Capital Inc. (2.26% of Bridgeway’s total assets) each posted gains of 32% and 16%, respectively, during the year. Amerisafe Inc. was the Fund’s overall largest holding (1.63% of the Fund’s total net assets) while American Physicians Capital Inc. was the Fund’s overall fifth largest holding (1.14% of the Fund’s total net assets). Although the Industrials sector was an overall detractor to Bridgeway’s performance, there were several Industrials companies that were new purchases by Bridgeway in 2008 that were among the largest contributors to Bridgeway’s performance during the year including: GrafTech International Ltd. (1.05% of Bridgeway’s total assets), VSE Corp. (1.20% of Bridgeway’s total assets), TAL International Group (1.12% of Bridgeway’s total assets), and Briggs & Stratton Corp. (1.17% of Bridgeway’s total assets). Superior Essex Inc. was another Industrials company that was among Bridgeway’s largest contributors to performance before being sold completely from the Fund during 2008. Within the Materials & Processes sector, Rock-Tenn Co. Class A (1.97% of Bridgeway’s total assets), was also a positive contributor to Bridgeway’s performance with a gain of 36% during the year.

Financial highlights for this Fund can be found on page 104.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

Effective September 2, 2008, Capital Guardian Trust Company (“Capital Guardian”) ceased serving as investment sub-adviser to the International Equity Fund (the “Fund”) and Marsico Capital Management, Inc. (“Marsico”) and Northern Cross, LLC (“Northern Cross”) began serving as co-investment sub-advisers to the Fund. Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. With the change in sub-advisers, the benchmark for the Fund was changed from the MSCI EAFE Index to the MSCI All Country World Index (ACWI) ex-U.S. at that time.

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 70-90 companies with a diversified representation of sectors. In selecting securities for the International Equity Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing. The Fund allows investments in emerging or developing markets. As of December 31, 2008, the Fund had 15.77% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the MSCI ACWI ex-U.S. Index, had a total return of –45.53% for the reporting period, underperforming U.S. equity markets. Several factors, including deteriorating global economic growth, a decline in global housing prices that contributed to credit concerns across all geographic regions, financial company failures across the globe related to the housing crisis, government interventions in various countries to help stabilize the financial markets, declining exports to the U.S., and decreasing commodity prices which particularly hurt emerging markets (whose economies have greater economic sensitivity to commodity prices), coupled with an appreciating U.S. dollar, helped to push the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

Oil prices, the global credit crisis, interest rates, and the rise of the U.S. dollar continued to generate headlines during the year. Oil prices began the period at around $96/barrel and touched highs of over $145/barrel in mid-July before falling sharply to approximately $45/barrel by the end of December 2008, for a decline of over –53% for the 12-month period.

Meanwhile, with rising concerns of credit defaults and the general tightening of credit, the Federal Reserve lowered the Fed Funds Rate in the U.S. seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. In Europe and Japan, short-term interest rates were reduced during the year to help improve liquidity in their economies. The European Central Bank lowered its benchmark interest rate three times from 4.25% in October 2008 to 2.50% by the end of December 2008. The Bank of Japan decreased its short-term rate twice from 0.5% in January 2008 to 0.1% by the end of December 2008. Similarly, the Bank of England decreased short-term rates five times from 5.50% in January 2008 to 2.00% by the end of December 2008.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 16 other countries, each of which represents less than 2% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2008, the International Equity Fund had a total return of –47.03% compared to a

–45.53% total return for the MSCI ACWI ex-U.S. Index and a –43.38% total return for the MSCI EAFE Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Under the former sub-adviser, Capital Guardian, the Fund’s performance declined during the time period of January 1, 2008, through August 31, 2008, with a total return of –19.16% compared to a total return of –17.31% for the MSCI EAFE Index over the same time period.

For most of the reporting period and under the guidance of Capital Guardian, the primary reasons for the Fund’s underperformance relative to the MSCI EAFE Index were due to the Fund’s negative stock selection in Japan and France and in the Consumer Discretionary sector.

From an individual security perspective, the Japanese telecommunication services company, Softbank Corp. (2.22% of total assets as of August 31, 2008), was the largest detractor to performance, declining –19% during the January 1, 2008, through August 31, 2008, timeframe. The next two largest detractors to performance were the French industrial company, Bouygues (1.63% of total assets as of August 31, 2008), and the U.K. financial company, Royal Bank of Scotland (0.77% of total assets as of August 31, 2008), which declined –25% and –40%, respectively, during the January 1, 2008, through August 31, 2008, period. Within the Consumer Discretionary sector, Daimler AG (0.74% of total assets as of August 31, 2008), was the largest detractor to returns, declining –37% during the January 1, 2008, through August 31, 2008, timeframe.

From a country perspective and for the January 1, 2008, through August 31, 2008, timeframe, the Fund achieved the largest positive contribution from Canadian securities, which posted a gain of 3%. Positive stock selection in Canadian securities was the primary factor. As of August 31, 2008, Canadian securities represented 9.74% of total assets compared to the MSCI EAFE Index which did not contain any Canadian securities. Two of the Fund’s top five contributors to performance were Canadian companies: Potash Corp. of Saskatchewan (3.14% of total assets as of August 31, 2008) and Research In Motion Ltd. (0.24% of total assets as of August 31, 2008), which gained 20% and 12%, respectively, during the January 1, 2008, through August 31, 2008, timeframe.

*

The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

**

The MSCI® All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2008, the MSCI AWCI ex-U.S. Index consisted of 44 developed and emerging market country indices.

Effective September 2, 2008, Marsico and Northern Cross began serving as co-investment sub-advisers to the Fund. Under the guidance of Marsico and Northern Cross, the composition of the Fund’s portfolio changed dramatically. Beginning September 2, 2008, securities within the portfolio (except for securities amounting to approximately 20% of the market value of the Fund at the time of transition) were liquidated and the proceeds were re-invested in equity securities issued primarily by foreign companies chosen by Marsico and Northern Cross. The reconstitution of the Fund’s portfolio contributed to a higher than normal turnover rate of 157% for 2008. Effective with the change in sub-advisers on September 2, 2008, the benchmark for the Fund was changed from the MSCI EAFE Index to the MSCI All Country World Index (ACWI) ex-U.S. at that time.

For the period September 2, 2008, through December 31, 2008, Marsico and Northern Cross generated portfolio returns (before fees and expenses) of –33.35% and –26.98%, respectively, compared to a –32.64% return for the MSCI ACWI ex-U.S. Index over the same time period. The discussions below concerning the performance of individual investments made by Marsico and Northern Cross, reflect the performance of the individual security in U.S. dollars while held in the Fund’s portfolio, although a security may have been purchased at any time during the period September 2, 2008, through December 31, 2008.

Marsico Capital Management, Inc. (49.27% of the Fund’s total assets)

During the time period of September 2, 2008, through December 31, 2008, the largest detractor to Marsico’s performance came from Las Vegas Sands Corp. (0.92% of Marsico’s total assets), which declined –86% during the period. The next two largest detractors were All America Latina Logistica and Deutsche Bank, which declined –72% and –66%, respectively, before being sold by Marsico during the period. Among the remaining top 5 detractors to Marsico’s performance, Gafisa SA (0.69% of Marsico’s total assets) and Compagnie Generale de Geophysique Veritas (0.76% of Marsico’s total assets) declined –66% and –58%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

During the time period of September 2, 2008, through December 31, 2008, the largest positive contributor to Marsico’s performance came from Vodafone Group PLC (2.09% of Marsico’s total assets), which gained 18%. Hitachi Construction Machinery Co. Ltd gained 17% before being sold by Marsico during the period. Among the remaining top 5 contributors to Marsico’s performance, Industrial and Commercial Bank of China (0.90% of Marsico’s total assets), BMW AG (0.96% of Marsico’s total assets), and Telefonica SA (2.17% of Marsico’s total assets), rose 15%, 14%, and 12%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

Northern Cross, LLC (50.73% of the Fund’s total assets)

During the time period of September 2, 2008, through December 31, 2008, the largest positive contributor to Northern Cross’ performance came from Veolia Environnement (0.84% of Northern Cross’ total assets), which gained 29%. AngloGold Ashanti Ltd. (0.76% of Northern Cross’ total assets), Sumitomo Trust & Banking Co. Ltd. (1.84% of Northern Cross’ total assets) and France Telecom SA (1.42% of Northern Cross’ total assets) increased 15%, 3%, and 1%, respectively, during the September 2, 2008, through December 31, 2008, timeframe. Among the remaining top 5 contributors to Northern Cross’ performance, Novartis AG (0.94% of Northern Cross’ total assets) declined –6% during the period.

During the time period of September 2, 2008, through December 31, 2008, the largest detractor to Northern Cross’ performance came from Petroleo Brasileiro SA Preferred (2.57% of Northern Cross’ total assets), which declined –47% during the period. The next two largest detractors were Commerzbank AG (0.90% of Northern Cross’ total assets) and Banco Bradesco SA Preferred (1.64% of Northern Cross’ total assets), which declined –61% and –45%, respectively, during the same period. Among the remaining top 5 detractors to Northern Cross’ performance, ABB Ltd (2.40% of Northern Cross’ total assets) and BNP Paribas (1.15% of Northern Cross’ total assets) declined –34% and –51%, respectively, during the September 2, 2008, through December 31, 2008, timeframe.

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00 to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
–53% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and the State Farm Variable Product Trust. Neither the Large Cap Equity Index Fund nor the Stock and Bond Balanced Fund (which invests in the Large Cap Equity Index Fund) is sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Large Cap Equity Index Fund or the Stock and Bond Balanced Fund.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, the Large Cap Equity Index Fund had a total return of –37.14% compared to the S&P 500 Index return of –37.00%. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2008, before fees and expenses that are not found within the Index.

The Index finished the year with a total return of –37.00%. All ten of the Index’s sectors posted losses for the year.

Sector	Index Weighting (as of December 31, 2008)	Loss for Year
Information Technology	15.30%	–44%
Health Care	14.76	–24%
Energy	13.31	–36%
Financials	13.29	–57%
Consumer Staples	12.85	–18%
Industrials	11.06	–42%
Consumer Discretionary	8.38	–35%
Utilities	4.23	–32%
Telecommunication Services	3.83	–34%
Materials	2.99	–47%

Of the Fund’s top ten holdings, only number eight holding Wal-Mart Stores, Inc. (1.56% of total net assets) finished the year with a gain, up 18%.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

The biggest detractors among the top ten holdings were number three General Electric Co. (2.12% of total net assets) and number seven Microsoft Corp. (1.85% of total net assets), with price declines of –56% and –45%, respectively. While Financials was the hardest hit sector in 2008, number ten holding JPMorgan Chase & Co. (1.46% of total net assets) held up relatively better than its sector peers, finishing 2008 with a price decline of –28% versus a decline of –57% for the Financials sector of the S&P 500 Index.

The Fund’s number one and number six holdings, Exxon Mobil Corp. (5.05% of total net assets) and Chevron Corp. (1.87% of total net assets), were part of the Energy sector and in particular the Oil and Gas industry. The volatility of crude oil prices in 2008, as discussed earlier, was partially responsible for the price declines of –15% and –21%, respectively, of the two holdings.

Performance of the Fund’s remaining top ten holdings include number two Procter & Gamble Co. (2.30% of total net assets), number four AT&T, Inc. (2.09% of total net assets), number five Johnson & Johnson (2.07% of total net assets), and number nine Pfizer, Inc. (1.49% of total net assets) with price declines of –16%, –31%, –10%, and –22%, respectively.

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000® Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000® Index. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Major U.S. equity market indexes struggled during 2008 as small capitalization stocks, as represented by the Index, finished the reporting period with a total return of –33.79%. In comparison, large capitalization stocks, as represented by the Russell 1000® Index, had a total return of –37.60% for the year.

The market environment was influenced by numerous factors, including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve acted seven times throughout the year, lowering the Fed Funds Rate from 4.25% in January to a target range of 0.00 to 0.25% by December 2008.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
–53% for the 12-month period.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by sector and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]

The Russell 2000® Index is a trademark/service mark, and Russell® is a trademark of the Frank Russell Company, doing business as Russell Investment Group (“Russell”). The Small Cap Equity Index Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with Russell. Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2008, the Small Cap Equity Index Fund had a total return of –34.05% compared to a –33.79% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index for the year ended December 31, 2008, before fees and expenses that are not found within the Index.

Within the Russell 2000 Index, every major sector delivered negative performance results for the reporting period. Information Technology (15.81% Index weighting) endured the steepest sector decline within the Index, with a loss of
–42.41%. The Consumer Discretionary sector (10.97% Index weighting) also experienced a meaningful decline of
–40.69%. The Health Care sector (15.30% Index weighting) declined –27.75%, as did the Industrials sector (16.88% Index weighting) with a loss of –39.09%. The Financials sector (23.45% Index weighting), which represented the largest sector in the Index as of December 31, 2008, declined –25.12%.

Among the Fund’s ten largest holdings as of December 31, 2008, performance was mixed for the year. Number two holding Myriad Genetics Inc. (0.38% of total net assets) experienced a gain of 43% for the reporting period. Energy companies held the number six and nine spots in the top ten as Piedmont Natural Gas Co. (0.30% of total net assets) and Comstock Resources Inc. (0.27% of total net assets) also posted gains of 21% and 39%, respectively. Number four holding Waste Connections Inc. (0.32% of total net assets) was the only other top holding with a gain for the year, finishing up 2%.

Number eight holding ITC Holdings Corp. (0.28% of total net assets) declined the most among the Fund’s top ten holdings for the year with a price decline of –23%, followed by number ten holding Westar Energy Inc. (0.27% of total net assets) with a price decline of –21%. Number five holding Realty Income Corp. (0.30% of total net assets) and number seven holding OSI Pharmaceuticals Inc. (0.29% of total net assets) also finished the year with double-digit price declines of –14% and –20%, respectively. Number one holding Ralcorp Holdings Inc. (0.42% of total net assets) and number three holding Alexion Pharmaceuticals Inc. (0.36% of total net assets) finished the year with price declines of –4% and –4%, respectively.

The annual reconstitution of holdings within the Russell indices occurred on June 27, 2008. For the Index, the one-time 2008 reconstitution resulted in 236 companies being added to the Index while 187 companies were removed from the Index, a turnover of 17%.

Financial highlights for this Fund can be found on page 107.

*

The Russell 2000® Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

Barclays Global Fund Advisors sub-advises the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, finished the reporting period down with a total return of
–43.38%, underperforming U.S. equity markets. Several factors, including deteriorating global economic growth, a decline in global housing prices that contributed to credit concerns across all geographic regions, financial company failures across the globe related to the housing crisis, government interventions in various countries to help stabilize the financial markets, declining exports to the U.S., and decreasing commodity prices which particularly hurt emerging markets (whose economies have greater economic sensitivity to commodity prices), coupled with an appreciating U.S. dollar, helped to push the returns of overseas markets below the returns of the U.S. markets. All performance information included in this discussion is quoted in U.S. dollars.

The U.S. market environment was influenced by numerous factors, including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. In addition to these programs, the Federal Reserve lowered the Fed Funds Rate from 4.25% in January to a target range of 0.00% to 0.25% by December 2008.

The economic slowdown in the United States spread to other economies around the world.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
 –53% for the 12-month period.

The U.S. dollar rose against the 15-nation Euro during the period as concerns of a broader global credit crisis helped lead to an increased demand for the relative safety of the U.S. dollar. For the period January 2008 through December 2008, the U.S. dollar increased by approximately 5% to $1.40/Euro. Versus the British pound, the U.S. dollar rose by 36% during the period to $1.46/£. In contrast, the U.S. dollar decreased by 19% during the period compared to the Japanese yen.

As economic growth and consumer spending declined in the United Kingdom, the Bank of England lowered short-term interest rates from its 5.50% rate at the beginning of 2008 to 2.00% as of December 31, 2008. The Bank of Japan cut its short-term rate from 0.50% at the beginning of the year to stand at 0.10% as of the end of December.

[1]

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 13 other countries, each of which represents less than 3% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, the International Equity Index Fund had a total return of –42.13% compared to a –43.38% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

*

The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Within the Index, every major industry sector declined during the reporting period. The Financials sector (22.63% Index weighting) endured a decline of –47.85% as the credit crisis deepened. Slower infrastructure demand across Europe and Japan contributed to negative performance within the Materials sector (7.85% Index weighting) and the Industrials sector (11.55% Index weighting), with losses of –50.20% and –39.62%, respectively. The Consumer Discretionary sector (9.60% Index weighting) also declined –38.73%. The Health Care sector (9.76% Index weighting) experienced the smallest relative sector decline of –17.47% among the market sectors.

In addition, all regions and countries within the Index declined during 2008. The European region of the Index had a relatively weaker year when compared to the Index’s Pacific region, suffering losses of –48.20% compared to –37.91%. Of the top ten countries within the Index, the largest-weighted country Japan (24.80% Index weighting) had the smallest loss of –30.52% for the year.

The remaining top ten countries by Index weighting also suffered losses during 2008:

Country	2008 Index Weighting	2008 Loss
United Kingdom	21.70%	–50.56%
France	10.70%	–44.92%
Germany	8.20%	–47.24%
Switzerland	8.20%	–31.57%
Australia	5.90%	–52.30%
Spain	4.30%	–42.97%
Italy	3.60%	–52.10%
Netherlands	2.40%	–50.09%
Sweden	2.00%	–51.44%

Among the Fund’s ten largest holdings as of December 31, 2008, performance was negative for the reporting period. Number six holding Vodafone Group PLC (1.37% of total net assets) experienced the steepest price decline of –44%. Within the Financials sector, number three holding HSBC Holdings PLC (1.49% of total net assets) also logged a double-digit price decline of –42%. Within the Energy sector, the Fund’s number two holding BP PLC (1.84% of total net assets), number five holding Total SA (1.48% of total net assets), and number ten holding Royal Dutch Shell PLC (1.19% of total net assets), experienced price declines of –36%, –33%, and –37%, respectively. Number four holding Novartis AG (1.48% of total net assets) posted the smallest price decline among the ten largest holdings for the reporting period at
–8%.

Rounding out the rest of the top ten holdings are number one holding Nestle SA (1.89% of total net assets), number seven holding Roche Holding AG (1.36% of total net assets), number eight holding GlaxoSmithKline PLC (1.24% of total net assets), and number nine holding Telefonica SA (1.20% of total net assets) with price declines of –11%, –11%, –26%, and –31%, respectively.

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund. Although the Fund is not an asset allocation or market timing portfolio, we do, from time to time, adjust the amount of its assets invested in each Underlying Fund as economic, market, and financial conditions warrant.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

The market environment was influenced by numerous factors including: continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. These events and the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower. In addition, the Federal Reserve acted to lower the Fed Funds Rate seven times throughout the year.

Oil prices were volatile throughout the year. Oil prices began the year at just under $96/barrel and touched a closing high of over $145/barrel in mid-July before falling dramatically to below $45/barrel by the end of December, a decline of over
–53% for the 12-month period.

The Federal Reserve lowered the Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. During the 1-year period, interest rates across the entire maturity spectrum declined, with the short-end of the maturity curve experiencing a greater decline than the long-end of the maturity curve. For example, the yield on 3-month U.S. Treasuries declined 316 basis points from a peak of 3.27% on January 7, 2008, to only 0.11% on December 31, 2008. Comparably, the yield on 10-year U.S. Treasuries declined 202 basis points from a peak of 4.27% on June 13, 2008, to 2.25% on December 31, 2008.

Overall, for the year ended December 31, 2008, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. For the 1-year period, the total return on Long U.S. Treasuries was 8.44% compared to a total return of 4.97% and 5.08% for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries, respectively. Among corporate bonds within the Index, industrial and utility bonds outperformed relative to financial institution bonds during the year. The total return on industrial and utility bonds was –1.98% and –3.68%, respectively, compared to a total return of –8.37% for financial institution bonds.1 From a credit standpoint within the Index, higher credit quality bonds outperformed relative to lower credit quality bonds during the year.

[1]	Source: LehmanLive®

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, the Stock and Bond Balanced Fund had a total return of –23.14%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index (rebalanced on a monthly basis). The total return of the blended benchmark was
–22.07% for the 1-year period ended December 31, 2008. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds - the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2008, the Large Cap Equity Index Fund and the Bond Fund returned –37.14% and 0.95% (after expenses), respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The S&P 500 Index finished the year with a total return of –37.00%. All ten of the S&P 500 Index’s sectors posted losses for the year.

Sector	S&P 500 Index Weighting (as of December 31, 2008)	Loss for Year
Information Technology	15.30%	–44%
Health Care	14.76	–24
Energy	13.31	–36
Financials	13.29	–57
Consumer Staples	12.85	–18
Industrials	11.06	–42
Consumer Discretionary	8.38	–35
Utilities	4.23	–32
Telecommunication Services	3.83	–34
Materials	2.99	–47

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.

**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Capital Government/Credit Intermediate Index.

The S&P 500 Index, the Barclays Capital Government/Credit Intermediate Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Of the Large Cap Equity Index Fund’s top ten holdings, only number eight holding Wal-Mart Stores, Inc. (1.56% of the Large Cap Equity Index Fund’s total net assets) finished the year with a gain, up 18%.

The biggest detractors among the top ten holdings were number three General Electric Co. (2.12% of the Large Cap Equity Index Fund’s total net assets) and number seven Microsoft Corp. (1.85% of the Large Cap Equity Index Fund’s total net assets), with price declines of –56% and –45%, respectively. While Financials was the hardest hit sector in 2008, number ten holding JPMorgan Chase & Co. (1.46% of the Large Cap Equity Index Fund’s total net assets) held up relatively better than its sector peers, finishing 2008 with a price decline of –28% versus a decline of –57% for the Financials sector of the S&P 500 Index.

The Large Cap Equity Index Fund’s number one and number six holdings, Exxon Mobil Corp. (5.05% of the Large Cap Equity Index Fund’s total net assets) and Chevron Corp. (1.87% of the Large Cap Equity Index Fund’s total net assets), were part of the Energy sector and in particular the Oil and Gas industry. The volatility of crude oil prices in 2008, as discussed earlier, was partially responsible for the price declines of –15% and –21%, respectively, of the two holdings.

Performance of the Large Cap Equity Index Fund’s remaining top ten holdings include number two Procter & Gamble Co. (2.30% of the Large Cap Equity Index Fund’s total net assets), number four AT&T, Inc. (2.09% of the Large Cap Equity Index Fund’s total net assets), number five Johnson & Johnson (2.07% of the Large Cap Equity Index Fund’s total net assets), and number nine Pfizer, Inc. (1.49% of the Large Cap Equity Index Fund’s total net assets) with price declines of –16%, –31%, –10%, and –22%, respectively.

Fixed Income portion of the Fund (approximately 40% throughout the period)

The Bond Fund’s high credit quality orientation as well as positive returns in corporate bonds held by the Bond Fund helped performance during the year. As of December 31, 2008, 71.50% of the Bond Fund’s total investments were invested in securities rated A1 or higher. Meanwhile, corporate bonds totaled 89.10% of the Bond Fund’s total investments at the end of the period.

The Bond Fund’s underweight position in U.S. Treasuries compared to the Barclays Capital Government/Credit Intermediate Index hurt relative performance as total returns among U.S. Treasuries were the highest among all sectors within the Index. As of December 31, 2008, 1.34% of the Bond Fund’s total investments were in U.S. Treasury securities versus 44.46% for the Barclays Capital Government/Credit Intermediate Index.

The primary reasons that the Bond Fund underperformed the Barclays Capital Government/Credit Intermediate Index by 4.13% for the 1-year reporting period were the Bond Fund’s underweight position in U.S. Treasuries relative to the Index and the expenses associated with the Bond Fund, which expenses are not within the Index.

The option-adjusted duration of the Bond Fund stood at approximately 3.72 years at the end of 2008, down from 4.04 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

We manage the State Farm Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agencies, and high quality corporate bonds. While the Fund invests in bonds of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Barclays Capital Government/Credit Intermediate Index (the “Index”).

Describe the relevant market environment as it related to the Fund for the reporting period.

The Federal Reserve lowered the Fed Funds Rate seven times during the year from 4.25% in January to a range of 0.00% to 0.25% by December 31, 2008. During the 1-year period, interest rates across the entire maturity spectrum declined, with the short-end of the maturity curve experiencing a greater decline than the long-end of the maturity curve. For example, the yield on 3-month U.S. Treasuries declined 316 basis points from a peak of 3.27% on January 7, 2008, to only 0.11% on December 31, 2008. Comparably, the yield on 10-year U.S. Treasuries declined 202 basis points from a peak of 4.27% on June 13, 2008, to 2.25% on December 31, 2008.

Throughout the 1-year period, investors were confronted with numerous economic events including continued deterioration in the housing market, a broad decline in corporate earnings, rising concerns of credit defaults and a subsequent tightening of credit markets, volatile commodity prices, and significant failures in the U.S. financial system that caused the U.S. government to initiate a number of wide-ranging programs in an effort to help stabilize the financial markets. These events and the uncertainty surrounding the financial markets helped cause a flight to relative safety, driving prices on U.S. Treasuries higher and yields lower.

Overall, for the year ended December 31, 2008, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries. For the 1-year period, the total return on Long U.S. Treasuries in the Index was 8.44% compared to a total return of 4.97% and 5.08% for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries in the Index, respectively. Among corporate bonds within the Index, industrial and utility bonds outperformed relative to financial institution bonds during the year. The total return on industrial and utility bonds was –1.98% and
–3.68%, respectively, compared to a total return of –8.37% for financial institution bonds1. From a credit standpoint within the Index, higher credit quality bonds outperformed relative to lower credit quality bonds during the year.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: LehmanLive®

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2008, the Bond Fund had a total return of 0.95% compared to a return of 5.08% for the Barclays Capital Government/Credit Intermediate Index. The line graph and table below provide additional perspective on the Fund’s long term results.

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and the State Farm Variable Universal Life Insurance Policy at “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s high credit quality orientation as well as positive returns in corporate bonds the Fund held helped performance during the year. As of December 31, 2008, 71.50% of the Fund’s total investments were invested in securities rated A1 or higher. Meanwhile, corporate bonds totaled 89.10% of the Fund’s total investments at the end of the period.

The Fund’s underweight position in U.S. Treasuries compared to the Index hurt relative performance as total returns among U.S. Treasuries were the highest among all sectors within the Index. As of December 31, 2008, 1.34% of the Fund’s total investments were in U.S. Treasury securities versus 44.46% for the Index.

The primary reasons that the Fund underperformed the Index by 4.13% for the 1-year reporting period were the Fund’s underweight position in U.S. Treasuries relative to the Index and the expenses associated with the Fund, which expenses are not within the Index.

The option-adjusted duration of the Fund stood at approximately 3.72 years at the end of 2008, down from 4.04 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates decline, prepayments typically increase as companies seek to refinance their bonds at lower rates, which results in downward pressure on duration.

Financial highlights for this Fund can be found on page 110.

*	The Barclays Capital Government/Credit Intermediate Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Capital Government/Credit Intermediate Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Composition*

(unaudited)

*	Illustrated by type of security and based on total net assets as of December 31, 2008. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 111.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown. The Policy Total Returns on pages 31 and 32 reflect contract-level charges for the State Farm Variable Deferred Annuity and State Farm Variable Universal Life Insurance policies.

Expense Example (unaudited)(1)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[2]
Large Cap Equity Fund
Actual	1,000.00	720.08	0.70%	3.03
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56
Small/Mid Cap Equity Fund
Actual	1,000.00	585.86	0.90%	3.59
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.90%	4.57
International Equity Fund
Actual	1,000.00	592.98	1.00%	4.00
Hypothetical (5% return before expenses)	1,000.00	1,020.11	1.00%	5.08
Large Cap Equity Index Fund
Actual	1,000.00	714.83	0.34%	1.47
Hypothetical (5% return before expenses)	1,000.00	1,023.43	0.34%	1.73
Small Cap Equity Index Fund
Actual	1,000.00	728.81	0.53%	2.30
Hypothetical (5% return before expenses)	1,000.00	1,022.47	0.53%	2.69
International Equity Index Fund
Actual	1,000.00	649.67	0.80%	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.11	0.80%	4.06

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio Based on the Period July 1, 2008 to December 31, 2008	Expenses Paid During Period July 1, 2008 to December 31, 2008[2]
Stock and Bond Balanced Fund[3]
Actual	1,000.00	824.88	0.44%	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%	2.24
Bond Fund
Actual	1,000.00	994.85	0.60%	3.01
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.60%	3.05
Money Market Fund
Actual	1,000.00	1,008.16	0.51%	2.57
Hypothetical (5% return before expenses)	1,000.00	1,022.57	0.51%	2.59

[1]

This expense example reflects only the underlying Fund fees. As an owner of an interest in the Accounts, you do not directly own shares of the underlying Funds. Instead, you allocate premiums to a subaccount of the Accounts and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in the Accounts is also subject to contract level fees and expenses which are not included in this expense example.

[2]

Expenses are equal to the applicable Fund's annualized expense ratio (provided in the table), multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

[3]

Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/40% throughout the year. Refer to the Stock and Bond Balanced Fund's Schedule of Investments for the ratio as of December 31, 2008.

POLICY TOTAL RETURNS (unaudited)

State Farm Life Insurance Company

(Not Licensed in Massachusetts, New York, or Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2008

(unaudited)

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	–41.77%	–4.26%	–3.16%	–0.61%
Small Cap Equity Index Fund	1/29/1998	–38.90%	–3.16%	1.08%	0.70%
International Equity Index Fund	1/22/1998	–46.45%	–0.24%	–0.98%	0.55%
Stock and Bond Balanced Fund	1/29/1998	–28.69%	–1.85%	–0.38%	0.84%
Bond Fund	1/22/1998	–6.16%	1.12%	3.08%	3.31%
Large Cap Equity Fund	8/1/2005	–45.48%	-	-	–13.79%
Small/Mid Cap Equity Fund	8/1/2005	–49.47%	-	-	–12.21%
International Equity Fund	8/1/2005	–51.03%	-	-	–8.46%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $10,300 as of 12/31/2008. The since inception standardized return period begins on the Fund Inception Date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2008

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Index Fund	1/22/1998	–42.52%	–6.44%	–5.80%	–2.74%
Small Cap Equity Index Fund	1/29/1998	–39.69%	–5.27%	–1.03%	–1.54%
International Equity Index Fund	1/22/1998	–47.17%	–2.24%	–3.55%	–1.72%
Stock and Bond Balanced Fund	1/29/1998	–29.61%	–4.17%	–2.82%	–1.38%
Bond Fund	1/22/1998	–7.21%	–1.43%	0.81%	1.09%
Large Cap Equity Fund	8/1/2005	–46.25%	-	-	–15.70%
Small/Mid Cap Equity Fund	8/1/2005	–50.14%	-	-	–14.12%
International Equity Fund	8/1/2005	–51.74%	-	-	–10.17%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If the surrender charges (if applicable) or the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $4,000 as of 12/31/2008. The total returns since inception period begins on the Fund Inception Date (as noted).

The returns on this page apply only to the State Farm Life Insurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

POLICY TOTAL RETURNS (unaudited)

State Farm Life and Accident Assurance Company

(Licensed in New York and Wisconsin)

Variable Deferred Annuity Performance and Returns

Standardized Returns for Period Ending 12/31/2008

(unaudited)

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Index Fund	8/3/1998	–41.83%	–4.30%	–3.20%	–2.09%
Small Cap Equity Index Fund	8/3/1998	–38.96%	–3.20%	1.05%	1.19%
International Equity Index Fund	8/3/1998	–46.51%	–0.27%	–1.01%	–0.66%
Stock and Bond Balanced Fund	8/3/1998	–28.75%	–1.89%	–0.41%	0.39%
Bond Fund	8/3/1998	–6.22%	1.08%	3.05%	3.26%
Large Cap Equity Fund	8/1/2005	–45.54%	-	-	–13.82%
Small/Mid Cap Equity Fund	8/1/2005	–49.53%	-	-	–12.25%
International Equity Fund	8/1/2005	–51.09%	-	-	–8.49%

Standardized returns reflect all contract-level and underlying fund fees and expenses (including the daily Mortality and Expense Risk Charge at a current annual rate of 1.15% of net assets, the investment advisory fees and other expenses incurred by the funds), including the $30 annual administrative fee (waived if total premiums of at least $50,000 have been paid) and surrender charges (7% in year 1, declining by 1% each following year until it reaches 0% in year 8). The fees and expenses are based on an assumed average account size of $9,300 as of 12/31/2008. The since inception standardized return period begins on the Fund Inception Date (as noted).

Variable Universal Life Performance and Returns

Standardized Returns for Period Ending 12/31/2008

		Average Annual Returns
Fund	Inception Date	1-Year	5-Year	10-Year	Since Inception
Large Cap Equity Index Fund	12/2/1998	–43.04%	–7.12%	–6.78%	–6.06%
Small Cap Equity Index Fund	12/2/1998	–40.22%	–5.92%	–1.75%	–0.99%
International Equity Index Fund	12/2/1998	–47.67%	–2.83%	–4.49%	–3.68%
Stock and Bond Balanced Fund	12/2/1998	–30.20%	–4.90%	–3.70%	–3.31%
Bond Fund	12/2/1998	–7.90%	–2.23%	0.01%	–0.07%
Large Cap Equity Fund	8/1/2005	–46.75%	-	-	–16.36%
Small/Mid Cap Equity Fund	8/1/2005	–50.61%	-	-	–14.77%
International Equity Fund	8/1/2005	–52.21%	-	-	–10.75%

The State Farm Variable Universal Life policy total returns reflect all contract-level and underlying fund fees and expenses (including the 5% Premium Charge, the daily Mortality and Expense Risk Charge at a current annual rate of 0.8% of net assets, the current monthly expense charge of $8, and the investment advisory fees and other expenses incurred by the funds), except for surrender charges and the cost of insurance. If surrender charges (if applicable) and the cost of insurance were reflected, the performance quoted would be significantly lower than shown. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. For policies purchased prior to July 1, 2004, the monthly expense charge is $6. The monthly expense charge reflected above is $8, which is the monthly expense charge for policies purchased on or after July 1, 2004. The fees and expenses reflected in this calculation are based on an assumed average account size of $3,100 as of 12/31/2008. The total returns since inception period begins on the Fund Inception Date (as noted).

The returns on this page apply only to the State Farm Life and Accident Assurance Company products. This performance data represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end at the following pages on statefarm.com®: “http://www.statefarm.com/insurance/life_annuity/annuity/variable/vdapandr.asp” and “http://www.statefarm.com/insurance/life_annuity/life/vari_univ/vulpandr.asp”.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (98.94%)
Consumer Discretionary (8.28%)
Amazon.com Inc. (a)	1,900	$97,432
Comcast Corp. Class A	8,900	150,232
Family Dollar Stores Inc.	4,500	117,315
GameStop Corp. Class A (a)	4,900	106,134
McDonald’s Corp.	11,000	684,090
NIKE Inc. Class B	9,700	494,700
The Walt Disney Co.	14,200	322,198
Urban Outfitters Inc. (a)	7,100	106,358

		2,078,459

Consumer Staples (10.84%)
Avon Products Inc.	6,000	144,180
Campbell Soup Co.	3,700	111,037
Colgate-Palmolive Co.	4,800	328,992
CVS Caremark Corp.	16,900	485,706
General Mills Inc.	6,500	394,875
Kraft Foods Inc. Class A	5,600	150,360
PepsiCo Inc.	2,200	120,494
Philip Morris International Inc.	8,100	352,431
The Coca-Cola Co.	3,200	144,864
Wal-Mart Stores Inc.	8,700	487,722

		2,720,661

Energy (11.93%)
Apache Corp.	2,300	171,419
Baker Hughes Inc.	2,800	89,796
Cameron International Corp. (a)	4,300	88,150
Chevron Corp.	4,600	340,262
ConocoPhillips	6,800	352,240
Devon Energy Corp.	2,700	177,417
Diamond Offshore Drilling Inc.	2,600	153,244
Exxon Mobil Corp.	4,600	367,218
Massey Energy Co.	6,600	91,014
Murphy Oil Corp.	3,600	159,660
National-Oilwell Varco Inc. (a)	3,300	80,652
Occidental Petroleum Corp.	6,100	365,939
Plains Exploration & Production Co. (a)	3,200	74,368
Smith International Inc.	2,800	64,092
Southwestern Energy Co. (a)	5,700	165,129
Transocean Ltd. (a)	2,600	122,850
XTO Energy Inc.	3,700	130,499

		2,993,949

Financials (12.98%)
ACE Ltd.	6,700	354,564
Bank of America Corp.	23,000	323,840
Charles Schwab Corp.	7,200	116,424
Franklin Resources Inc.	2,500	159,450
Hudson City Bancorp Inc.	18,300	292,068
JPMorgan Chase & Co.	10,200	321,606
Marsh & McLennan Companies Inc.	5,000	121,350
MetLife Inc.	4,900	170,814

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
PNC Financial Services Group Inc.	7,100	$347,900
State Street Corp.	10,900	428,697
Travelers Companies Inc.	3,900	176,280
Wells Fargo & Co.	15,100	445,148

		3,258,141

Health Care (14.71%)
Amgen Inc. (a)	6,700	386,925
Biogen Idec Inc. (a)	3,700	176,231
Bristol-Myers Squibb Co.	15,800	367,350
Celgene Corp. (a)	2,700	149,256
Cerner Corp. (a)	2,900	111,505
Covidien Ltd.	9,000	326,160
CR Bard Inc.	1,600	134,816
Express Scripts Inc. (a)	3,500	192,430
Gilead Sciences Inc. (a)	3,600	184,104
Intuitive Surgical Inc. (a)	500	63,495
Johnson & Johnson	9,900	592,317
Medtronic Inc.	2,900	91,118
Schering-Plough Corp.	11,300	192,439
St. Jude Medical Inc. (a)	8,000	263,680
Stryker Corp.	2,700	107,865
Wyeth	9,400	352,594

		3,692,285

Industrials (11.15%)
3M Co.	1,700	97,818
Bucyrus International Inc.	2,900	53,708
Burlington Northern Santa Fe Corp.	1,400	105,994
CH Robinson Worldwide Inc.	2,300	126,569
CSX Corp.	2,500	81,175
Cummins Inc.	3,200	85,536
Dun & Bradstreet Corp.	1,500	115,800
Emerson Electric Co.	8,000	292,880
Expeditors International of Washington Inc.	2,800	93,156
Fastenal Co.	3,300	115,005
First Solar Inc. (a)	1,600	220,736
Flowserve Corp.	2,000	103,000
ITT Corp.	5,200	239,148
Norfolk Southern Corp.	3,500	164,675
Raytheon Co.	3,300	168,432
Union Pacific Corp.	4,700	224,660
United Technologies Corp.	7,200	385,920
WW Grainger Inc.	1,600	126,144

		2,800,356

Materials & Processes (2.76%)
CF Industries Holdings Inc.	2,900	142,564
Cliffs Natural Resources Inc.	3,700	94,757
Monsanto Co.	2,800	196,980
Mosaic Co.	2,800	96,880

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Potash Corp of Saskatchewan Inc.	2,200	$161,084

		692,265

Technology (19.12%)
Accenture Ltd. Class A	10,500	344,295
Amphenol Corp. Class A	3,900	93,522
Apple Inc. (a)	2,200	187,770
Automatic Data Processing Inc.	9,800	385,532
CA Inc.	7,200	133,416
Cisco Systems Inc. (a)	17,700	288,510
eBay Inc. (a)	7,200	100,512
EMC Corp. (a)	40,700	426,129
FLIR Systems Inc. (a)	6,700	205,556
Google Inc. Class A (a)	400	123,060
Hewlett-Packard Co.	3,800	137,902
Intel Corp.	7,900	115,814
International Business Machines Corp.	7,300	614,368
Intuit Inc. (a)	4,900	116,571
Juniper Networks Inc. (a)	6,900	120,819
MasterCard Inc. Class A	800	114,344
Microsoft Corp.	16,900	328,536
Oracle Corp. (a)	30,700	544,311
Symantec Corp. (a)	16,600	224,432
Visa Inc. Class A	3,700	194,065

		4,799,464

Telecommunication Services (3.07%)
AT&T Inc.	12,000	342,000
NII Holdings Inc. (a)	3,600	65,448
Verizon Communications Inc.	10,700	362,730

		770,178

Utilities (4.10%)
Dominion Resources Inc.	9,700	347,648
Exelon Corp.	6,300	350,343
PG&E Corp.	8,600	332,906

		1,030,897

Total Common Stocks
(cost $32,759,896)		24,836,655

	Shares	Value
Short-term Investments (2.18%)
JPMorgan U.S. Government Money Market Fund	547,479	$547,479

Total Short-term Investments
(cost $547,479)		547,479

TOTAL INVESTMENTS (101.12%)
(cost $33,307,375)		25,384,134

LIABILITIES, NET OF OTHER ASSETS (-1.12%)		(281,926)

NET ASSETS (100.00%)		$25,102,208

(a)	Non-income producing security.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (98.93%)
Consumer Discretionary (10.49%)
99 Cents Only Stores (a)	3,700	$40,441
Apollo Group Inc. Class A (a)	975	74,705
Bally Technologies Inc. (a)	3,625	87,109
Big Lots Inc. (a)	7,000	101,430
Burger King Holdings Inc.	7,625	182,085
CEC Entertainment Inc. (a)	5,800	140,650
Coach Inc. (a)	2,000	41,540
Einstein Noah Restaurant Group Inc. (a)	40,800	234,600
Federal-Mogul Corp. (a)	5,900	24,957
FTI Consulting Inc. (a)	2,350	104,998
GameStop Corp. Class A (a)	7,250	157,035
Gildan Activewear Inc. (a)	6,250	73,500
Guess? Inc.	1,900	29,165
Hasbro Inc.	5,900	172,103
ITT Educational Services Inc. (a)	1,125	106,852
LKQ Corp. (a)	4,450	51,887
NIKE Inc. Class B	2,300	117,300
O’Reilly Automotive Inc. (a)	2,925	89,914
Omnicom Group Inc.	2,150	57,878
The Finish Line Inc. Class A	18,600	104,160
TJX Companies Inc.	2,675	55,025
Unifi Inc. (a)	27,200	76,704
Urban Outfitters Inc. (a)	4,400	65,912
VF Corp.	1,775	97,217
Warnaco Group Inc. (a)	11,800	231,634

		2,518,801

Consumer Staples (5.69%)
Avon Products Inc.	8,050	193,442
Cal-Maine Foods Inc.	4,400	126,280
Casey’s General Stores Inc.	3,300	75,141
Church & Dwight Co. Inc.	1,750	98,210
ConAgra Foods Inc.	5,700	94,050
Corn Products International Inc.	7,250	209,162
Energizer Holdings Inc. (a)	1,750	94,745
Fomento Economico Mexicano S.A.B. de C.V. ADR	1,475	44,442
H.J. Heinz Co.	1,825	68,620
J.M. Smucker Co.	1,475	63,956
Kroger Co.	5,900	155,819
Spartan Stores Inc.	6,100	141,825

		1,365,692

Energy (8.82%)
Arch Coal Inc.	5,600	91,224
ATP Oil & Gas Corp. (a)	6,500	38,025
CONSOL Energy Inc.	3,900	111,462
GulfMark Offshore Inc. (a)	4,600	109,434
Hornbeck Offshore Services Inc. (a)	8,900	145,426
Mariner Energy Inc. (a)	19,250	196,350
McMoRan Exploration Co. (a)	12,200	119,560
Natural Gas Services Group (a)	11,600	117,508

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Oil States International Inc. (a)	6,300	$117,747
Overseas Shipholding Group Inc.	2,700	113,697
Pioneer Natural Resources Co.	9,200	148,856
Rosetta Resources Inc. (a)	9,100	64,428
Swift Energy Co. (a)	3,800	63,878
Tidewater Inc.	3,000	120,810
Transocean Ltd. (a)	5,075	239,794
Whiting Petroleum Corp. (a)	5,950	199,087
World Fuel Services Corp.	3,200	118,400

		2,115,686

Financials (14.74%)
ACE Ltd.	2,525	133,623
Affiliated Managers Group Inc. (a)	2,825	118,424
Aflac Inc.	1,475	67,614
Alliance Data Systems Corp. (a)	1,675	77,938
American Physicians Capital Inc.	5,700	274,170
Amerisafe Inc. (a)	19,000	390,070
AmTrust Financial Services Inc.	11,300	131,080
Annaly Capital Management Inc.	11,125	176,554
Assurant Inc.	3,500	105,000
Charles Schwab Corp.	7,375	119,254
Digital Realty Trust Inc.	10,475	344,104
IntercontinentalExchange Inc. (a)	1,050	86,562
Knight Capital Group Inc. Class A (a)	11,300	182,495
LaBranche & Co. Inc. (a)	44,600	213,634
Lazard Ltd. Class A	5,075	150,930
MasterCard Inc. Class A	625	89,331
Nelnet Inc. Class A	9,400	134,702
Northern Trust Corp.	1,925	100,370
Raymond James Financial Inc.	10,950	187,573
StanCorp Financial Group Inc.	2,125	88,761
State Street Corp.	3,800	149,454
Tower Group Inc.	5,300	149,513
Willis Group Holdings Ltd.	2,650	65,932

		3,537,088

Health Care (13.73%)
Allergan Inc.	1,300	52,416
AMERIGROUP Corp. (a)	6,400	188,928
BioMarin Pharmaceutical Inc. (a)	3,600	64,080
Celera Corp. (a)	21,600	240,408
Celgene Corp. (a)	1,825	100,886
Cephalon Inc. (a)	2,875	221,490
Cyberonics Inc. (a)	10,000	165,700
Emergency Medical Services Corp.
Class A (a)	3,800	139,118
Endo Pharmaceuticals Holdings Inc. (a)	5,500	142,340
Express Scripts Inc. (a)	1,950	107,211
Gentiva Health Services Inc. (a)	4,200	122,892
Genzyme Corp. (a)	1,350	89,600
Healthspring Inc. (a)	12,700	253,619

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Hologic Inc. (a)	8,179	$106,900
Immucor Inc. (a)	3,975	105,655
Intuitive Surgical Inc. (a)	675	85,718
Inverness Medical Innovations Inc. (a)	3,475	65,712
Life Technologies Corp. (a)	11,400	265,734
Pediatrix Medical Group Inc. (a)	1,100	34,870
Perrigo Co.	9,200	297,252
Psychiatric Solutions Inc. (a)	2,725	75,891
QIAGEN NV (a)	9,550	167,698
ResMed Inc. (a)	2,350	88,078
Triple-S Management Corp. Class B (a)	9,800	112,700

		3,294,896

Industrials (17.62%)
Alaska Air Group Inc. (a)	4,900	143,325
Ampco-Pittsburgh Corp.	5,100	110,670
BE Aerospace Inc. (a)	13,475	103,623
Briggs & Stratton Corp.	8,100	142,479
Bucyrus International Inc.	6,075	112,509
Capstone Turbine Corp. (a)	52,100	43,764
Columbus McKinnon Corp. (a)	6,400	87,360
Delta Air Lines Inc. (a)	7,000	80,220
EMCOR Group Inc. (a)	10,925	245,048
EnPro Industries Inc. (a)	4,600	99,084
Flowserve Corp.	1,950	100,425
Foster Wheeler Ltd. (a)	6,525	152,555
Gardner Denver Inc. (a)	5,000	116,700
GrafTech International Ltd. (a)	15,300	127,296
Hawaiian Holdings Inc. (a)	24,400	155,672
ICF International Inc. (a)	11,200	275,184
ITT Corp.	2,575	118,424
Kansas City Southern (a)	4,525	86,201
Kirby Corp. (a)	3,200	87,552
Knoll Inc.	9,200	82,984
Layne Christensen Co. (a)	4,700	112,847
MasTec Inc. (a)	11,800	136,644
McDermott International Inc. (a)	11,550	114,114
NCI Building Systems Inc. (a)	5,300	86,390
Norfolk Southern Corp.	1,775	83,514
Pacer International Inc.	3,400	35,462
Perini Corp. (a)	5,400	126,252
Precision Castparts Corp.	3,975	236,433
Raytheon Co.	2,650	135,256
Rockwell Collins Inc.	4,050	158,314
Ryder System Inc.	2,800	108,584
Standex International Corp.	4,800	95,232
TAL International Group Inc.	9,600	135,360
VSE Corp.	3,700	145,151
Wabtec Corp.	1,200	47,700

		4,228,328

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (7.39%)
A. Schulman Inc.	6,700	$113,900
Airgas Inc.	3,200	124,768
Alpha Natural Resources Inc. (a)	4,300	69,617
CF Industries Holdings Inc.	1,325	65,137
Crown Holdings Inc. (a)	5,675	108,960
Glatfelter	13,200	122,760
Greif Inc.	3,400	113,662
Innophos Holdings Inc.	7,900	156,499
Koppers Holdings Inc.	6,900	149,178
LSB Industries Inc. (a)	10,300	85,696
Rock-Tenn Co. Class A	7,000	239,260
SPX Corp.	3,350	135,842
Terra Industries Inc.	10,300	171,701
Worthington Industries Inc.	10,700	117,914

		1,774,894

Technology (11.64%)
Activision Blizzard Inc. (a)	4,525	39,096
Amphenol Corp. Class A	2,425	58,152
Anixter International Inc. (a)	3,000	90,360
Autodesk Inc. (a)	3,575	70,249
Broadcom Corp. Class A (a)	7,975	135,336
Cognizant Technology Solutions Corp. (a)	6,000	108,360
CommScope Inc. (a)	4,050	62,937
Compuware Corp. (a)	18,600	125,550
CSG Systems International Inc. (a)	7,600	132,772
CTS Corp.	14,400	79,344
EarthLink Inc. (a)	21,800	147,368
F5 Networks Inc. (a)	3,350	76,581
Fiserv Inc. (a)	3,100	112,747
FLIR Systems Inc. (a)	2,975	91,273
GSI Technology Inc. (a)	29,400	80,556
Hewitt Associates Inc. Class A (a)	4,300	122,034
Intersil Corp.	8,750	80,412
McAfee Inc. (a)	4,450	153,836
MICROS Systems Inc. (a)	3,550	57,936
Multi-Fineline Electronix Inc. (a)	8,200	95,858
Nuance Communications Inc. (a)	19,500	202,020
Paychex Inc.	1,250	32,850
Silicon Laboratories Inc. (a)	3,050	75,579
Standard Microsystems Corp. (a)	4,990	81,537
SunPower Corp. Class B (a)	2,000	60,880
Supertex Inc. (a)	1,000	24,010
SYNNEX Corp. (a)	9,500	107,635
TransAct Technologies Inc. (a)	26,900	123,471
Trimble Navigation Ltd. (a)	4,600	99,406
United Online Inc.	1	6
UTStarcom Inc. (a)	35,000	64,750

		2,792,901

Telecommunications (1.42%)
American Tower Corp. Class A (a)	4,900	143,668

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Telecommunications (Cont.)
NII Holdings Inc. (a)	1,850	$33,633
Telephone and Data Systems Inc.	3,500	111,125
tw telecom inc. (a)	6,075	51,455

		339,881

Utilities (7.39%)
Allegheny Energy Inc.	5,975	202,313
Central Vermont Public Service Corp.	4,900	116,914
Covanta Holding Corp. (a)	5,900	129,564
Entergy Corp.	1,225	101,834
Hawaiian Electric Industries Inc.	3,900	86,346
ITC Holdings Corp.	4,925	215,124
Laclede Group Inc.	4,900	229,516
MGE Energy Inc.	6,000	198,000
Nicor Inc.	2,000	69,480
NorthWestern Corp.	6,300	147,861
Piedmont Natural Gas Company Inc.	3,800	120,346
Wisconsin Energy Corp.	1,350	56,673
Xcel Energy Inc.	5,425	100,635

		1,774,606

Total Common Stocks
(cost $33,350,191)		23,742,773

Short-term Investments (2.05%)
JPMorgan U.S. Government Money Market Fund	492,569	492,569

Total Short-term Investments
(cost $492,569)		492,569

TOTAL INVESTMENTS (100.98%)
(cost $33,842,760)		24,235,342
LIABILITIES, NET OF OTHER ASSETS (-0.98%)		(235,959)

NET ASSETS (100.00%)		$23,999,383

(a)	Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (89.65%) (a)
Australia (2.54%)
BHP Billiton PLC	12,700	$249,981
CSL Ltd.	16,179	389,247

		639,228

Austria (0.38%)
Erste Group Bank AG	4,100	95,948

Brazil (3.23%)
Banco Itau Holding Financeira SA ADR	14,800	171,680
Gafisa SA	18,900	85,661
Petroleo Brasileiro SA	10,413	255,014
Unibanco - Uniao de Bancos Brasileiros SA ADR	4,622	298,674

		811,029

Canada (2.07%)
Cameco Corp.	6,200	106,950
Research In Motion Ltd. (b)	1,078	43,745
Rogers Communications Inc. Class B	12,306	370,080

		520,775

China (0.45%)
Industrial and Commercial Bank of China Ltd. Class H	212,000	112,552

Denmark (3.94%)
A P Moller-Maersk A/S Class B	20	105,502
Novo Nordisk A/S Class B	7,000	362,968
Vestas Wind Systems A/S (b)	8,800	520,550

		989,020

Finland (0.75%)
Nokia OYJ	11,893	187,576

France (11.61%)
Accor SA	8,876	439,446
Alstom SA	3,164	185,569
AXA	9,100	205,291
BNP Paribas	7,442	322,860
Compagnie de Saint-Gobain	4,400	208,956
Compagnie Generale de Geophysique-Veritas (b)	6,359	94,172
Compagnie Generale des Etablissements Michelin Class B	2,300	120,725
France Telecom SA	6,500	182,091
JC Decaux SA	11,563	198,622
L’Oreal SA	2,200	192,970
Pernod Ricard SA	2,300	171,729
Schneider Electric SA	2,400	179,596
Total SA	4,200	232,084
Unibail-Rodamco	500	74,395

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Veolia Environnement	3,400	$107,790

		2,916,296

Germany (3.92%)
Allianz SE Reg.	1,400	149,716
Bayerische Motoren Werke (BMW) AG	3,879	119,710
Commerzbank AG	12,100	115,547
Linde AG	7,110	599,759

		984,732

Hong Kong (4.52%)
Cathay Pacific Airways Ltd.	82,000	92,259
Cheung Kong Holdings Ltd.	37,000	352,957
China Life Insurance Co. Ltd. H	25,000	76,810
China Mobile Ltd.	19,500	197,844
China Petroleum and Chemical Corp. (Sinopec) H	218,000	133,993
CNOOC Ltd.	129,000	122,698
Esprit Holdings Ltd.	27,800	158,412

		1,134,973

India (0.49%)
ICICI Bank Ltd. Sponsored ADR	6,405	123,296

Israel (1.77%)
Teva Pharmaceutical Industries Ltd. Sponsored ADR	10,479	446,091

Italy (0.67%)
Eni SpA	7,000	169,300

Japan (10.10%)
Daikin Industries Ltd.	5,300	139,275
Daiwa Securities Group Inc.	25,000	149,967
Fanuc Ltd.	3,800	272,143
Honda Motor Co. Ltd.	5,900	125,565
Japan Tobacco Inc.	80	264,783
Marubeni Corp.	53,000	202,757
Mizuho Financial Group Inc.	49	139,538
Nintendo Co. Ltd.	1,200	458,228
Nomura Holdings Inc.	20,800	173,054
Orix Corp.	1,900	108,408
Panasonic Corp.	3,000	36,806
Shiseido Co. Ltd.	10,000	201,168
Sumitomo Realty & Development Co. Ltd.	2,000	30,041
Sumitomo Trust & Banking Co. Ltd.	40,000	236,267

		2,538,000

Malaysia (1.34%)
Genting Berhad	98,400	105,794
Resorts World Berhad	126,300	82,852

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Malaysia (Cont.)
Sime Darby Berhad	98,000	$147,283

		335,929

Mexico (1.00%)
Cemex SAB de C.V. Participant Certificate Sponsored ADR (b)	27,433	250,738

Netherlands (2.29%)
Heineken NV	10,830	333,261
ING Groep NV	4,900	54,203
Royal Dutch Shell PLC Class A	7,100	188,673

		576,137

Norway (0.62%)
Norsk Hydro ASA	17,900	73,501
StatoilHydro ASA	4,900	82,591

		156,092

Singapore (1.78%)
Capitaland Ltd.	14,000	30,721
DBS Group Holdings Ltd.	16,784	99,426
DBS Group Holdings Ltd. Rights (b) (c)	8,392	17,574
Keppel Corp. Ltd.	38,000	116,028
Singapore Airlines Ltd.	7,000	55,368
United Overseas Bank Ltd.	14,000	127,238

		446,355

South Africa (0.39%)
AngloGold Ashanti Ltd. Sponsored ADR	3,500	96,985

Spain (4.17%)
Banco Santander SA	23,875	231,819
Gamesa Corp Tecnologica SA	14,570	267,005
Telefonica SA	24,204	549,097

		1,047,921

Sweden (2.05%)
ASSA ABLOY AB Class B	12,900	151,536
Atlas Copco AB Class A	18,900	161,150
Hennes & Mauritz AB (H&M) B Shares	1,610	64,687
Investor AB B Shares	9,000	138,668

		516,041

Switzerland (14.63%)
ABB Ltd. Reg. (b)	29,773	452,915
Actelion Ltd. Reg. (b)	2,316	130,694
Compagnie Financiere Richemont SA
Class A	7,827	148,764
Credit Suisse Group AG Reg.	14,337	400,790
Holcim Ltd.	3,500	202,077
Julius Baer Holding AG Reg.	5,008	193,615

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Lonza Group AG Reg.	4,374	$399,891
Nestle SA	16,986	670,944
Novartis AG	2,400	119,897
Roche Holding AG	3,423	528,623
Syngenta AG Reg.	700	135,648
Transocean Ltd. (b)	3,914	184,936
UBS AG Reg. (Virt-x) (b)	7,300	105,947

		3,674,741

Taiwan (2.22%)
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	70,624	557,930

United Kingdom (12.26%)
Anglo American PLC	6,100	144,470
BG Group PLC	30,296	425,571
BP PLC	60,499	473,952
British American Tobacco PLC	9,611	254,443
Cadbury PLC	21,929	196,652
Diageo PLC	17,203	245,306
HSBC Holdings PLC	12,722	126,361
Imperial Tobacco Group PLC	5,800	157,224
Lloyds TSB Group PLC	40,400	77,604
Lloyds TSB Group PLC Sub Shares (b) (c)	17,561	0
Reckitt Benckiser Group PLC	4,605	175,116
Standard Chartered PLC	13,066	169,676
Tesco PLC	70,864	374,470
Vodafone Group PLC	125,238	260,252

		3,081,097

United States (0.46%)
Las Vegas Sands Corp. (b)	19,396	115,018

Total Common Stocks
(cost $32,624,018)		22,523,800

Preferred Stocks (3.10%) (a)
Brazil (3.10%)
Banco Bradesco SA Pfd.	21,600	210,820
Companhia Vale do Rio Doce Pfd. A	12,000	123,863
Petroleo Brasileiro SA Pfd.	33,400	329,599
Suzano Papel e Celulose SA (b)	21,800	113,874
		778,156

Total Preferred Stocks
(cost $1,706,571)		778,156

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Repurchase Agreement (7.83%)
State Street Repurchase Agreement, (d) 0.010%, agreement date 12/31/2008, to be repurchased at $1,966,819 on 01/02/2009	$1,966,818	$1,966,818

Total Repurchase Agreement
(cost $1,966,818)		1,966,818

TOTAL INVESTMENTS (100.58%)
(cost $36,297,407)		25,268,774
LIABILITIES, NET OF CASH AND OTHER ASSETS, (-0.58%)		(144,347)

NET ASSETS (100.0%)		$25,124,427

(a)	The Fund used values provided by an independent statistical fair value service (the “Service Provider”) to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. However, for certain of these securities, although the Fund intended to utilize values provided by the Service Provider, the Fund did not receive the Service Provider’s fair value information, and, accordingly, such securities were valued with a market price. The Fund’s normal method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.
(b)	Non-income producing security.
(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.
(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 6.00%, a maturity date of January 1, 2037 and a market value of $2,008,698 as of December 31, 2008.

ADR - American Depository Receipt

INTERNATIONAL EQUITY FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$5,977,911	23.66
United States Dollar	4,617,876	18.28
Swiss Franc	3,489,805	13.81
British Pound	3,331,078	13.18
Japanese Yen	2,538,000	10.04
Hong Kong Dollar	1,247,525	4.94
Danish Krone	989,020	3.91
Brazilian Real	863,816	3.42
Swedish Krona	516,040	2.04
Singapore Dollar	446,355	1.77
Australian Dollar	389,247	1.54
Canadian Dollar	370,080	1.46
Malaysian Ringgit	335,929	1.33
Norwegian Krone	156,092	0.62

Total Investments	$25,268,774	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$4,921,464	19.59
Industrials	3,257,889	12.97
Consumer Staples	3,238,066	12.89
Energy	2,799,535	11.14
Health Care	2,377,411	9.46
Materials	1,990,897	7.92
Consumer Discretionary	1,802,061	7.17
Telecommunication Services	1,559,364	6.21
Information Technology	1,247,479	4.97
Utilities	107,790	0.43

Total Stocks	23,301,956	92.75
Repurchase Agreement	1,966,818	7.83
Liabilities, Net of Cash and Other Assets	(144,347)	(0.58)

Net Assets	$25,124,427	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (97.83%)
Aerospace/Defense (1.54%)
Boeing Co.	33,651	$1,435,888
General Dynamics Corp.	17,919	1,031,955
Lockheed Martin Corp.	15,255	1,282,640
Northrop Grumman Corp.	15,060	678,302
Raytheon Co.	19,015	970,526
Rockwell Collins Inc.	7,206	281,683

		5,680,994

Agriculture, Foods, & Beverage (4.70%)
Archer-Daniels-Midland Co.	29,363	846,535
Campbell Soup Co.	9,299	279,063
CF Industries Holdings Inc.	2,612	128,406
Coca-Cola Enterprises Inc.	14,364	172,799
ConAgra Foods Inc.	20,635	340,478
Constellation Brands Inc. (a)	8,802	138,808
Dean Foods Co. (a)	7,122	127,982
Dr. Pepper Snapple Group Inc. (a)	11,560	187,850
General Mills Inc.	15,335	931,601
H.J. Heinz Co.	14,399	541,402
J.M. Smucker Co.	5,380	233,277
Kellogg Co.	11,536	505,854
Kraft Foods Inc. Class A	67,418	1,810,173
McCormick & Co. Inc.	6,017	191,702
Molson Coors Brewing Co. Class B	6,857	335,444
Pepsi Bottling Group Inc.	6,191	139,359
PepsiCo Inc.	71,198	3,899,515
Reynolds American Inc.	7,742	312,080
Sara Lee Corp.	32,179	315,032
Sysco Corp.	27,453	629,772
The Coca-Cola Co.	91,124	4,125,184
The Hershey Co.	7,597	263,920
Tyson Foods Inc.	14,075	123,297
Whole Foods Market Inc.	6,485	61,218
Yum! Brands Inc.	21,068	663,642

		17,304,393

Airlines (0.08%)
Southwest Airlines Co.	34,042	293,442

Automotive (0.47%)
Ford Motor Co. (a)	109,381	250,482
General Motors Corp.	27,939	89,405
Genuine Parts Co.	7,208	272,895
Goodyear Tire & Rubber Co. (a)	10,751	64,184
Harley-Davidson Inc.	10,686	181,341
ITT Corp.	8,280	380,797
Paccar Inc.	16,560	473,616

		1,712,720

Banks (5.86%)
Bank of America Corp.	229,797	3,235,542
Bank of New York Mellon Corp.	52,555	1,488,883

	Shares	Value
Common Stocks (Cont.)
Banks (Cont.)
BB&T Corp.	25,301	$694,765
Comerica Inc.	6,815	135,278
Fifth Third Bancorp	26,297	217,213
Hudson City Bancorp Inc.	23,987	382,833
Huntington Bancshares Inc.	17,080	130,833
JPMorgan Chase & Co.	170,938	5,389,675
M&T Bank Corp.	3,511	201,566
Northern Trust Corp.	10,214	532,558
PNC Financial Services Group Inc.	15,943	781,207
State Street Corp.	19,818	779,442
Suntrust Banks Inc.	16,300	481,502
US Bancorp	80,356	2,009,704
Wells Fargo & Co.	173,565	5,116,696

		21,577,697

Building Materials & Construction (0.41%)
Centex Corp.	5,650	60,116
DR Horton Inc.	12,481	88,241
Fluor Corp.	8,312	372,959
KB Home	3,601	49,046
Leggett & Platt Inc.	7,272	110,462
Lennar Corp.	6,433	55,774
Masco Corp.	16,380	182,309
Pulte Homes Inc.	9,834	107,486
Stanley Works	3,565	121,566
Vulcan Materials Co.	5,075	353,118

		1,501,077

Chemicals (1.67%)
Air Products & Chemicals Inc.	9,657	485,457
E.I. du Pont de Nemours & Co.	41,347	1,046,079
Eastman Chemical Co.	3,208	101,726
International Flavors & Fragrances Inc.	3,518	104,555
Monsanto Co.	25,098	1,765,644
Pall Corp.	5,435	154,517
PPG Industries Inc.	7,476	317,207
Praxair Inc.	14,185	842,022
Rohm & Haas Co.	5,721	353,501
Sealed Air Corp.	7,175	107,194
Sigma-Aldrich Corp.	5,769	243,682
The Dow Chemical Co.	42,197	636,753

		6,158,337

Commercial Service/Supply (1.57%)
Apollo Group Inc. Class A (a)	4,900	375,438
Ball Corp.	4,389	182,538
Cintas Corp.	6,074	141,099
Convergys Corp. (a)	5,349	34,287
Dun & Bradstreet Corp.	2,457	189,680
Eastman Kodak Co.	11,724	77,144
Ecolab Inc.	7,779	273,432
Equifax Inc.	5,826	154,506

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Commercial Service/Supply (Cont.)
Fastenal Co.	5,858	$204,151
Interpublic Group of Companies Inc. (a)	21,302	84,356
Jacobs Engineering Group Inc. (a)	5,668	272,631
Monster Worldwide Inc. (a)	5,557	67,184
Moody’s Corp.	8,981	180,428
Omnicom Group Inc.	14,105	379,707
Owens-Illinois Inc. (a)	7,636	208,692
Pactiv Corp. (a)	5,936	147,688
Paychex Inc.	14,618	384,161
Pitney Bowes Inc.	9,458	240,990
Republic Services Inc.	14,623	362,504
Robert Half International Inc.	7,064	147,072
RR Donnelley & Sons Co.	9,573	130,001
Ryder System Inc.	2,542	98,579
Snap-On Inc.	2,599	102,349
Waste Management Inc.	22,522	746,379
WW Grainger Inc.	2,946	232,263
Wyndham Worldwide Corp.	7,949	52,066
Xerox Corp.	39,735	316,688

		5,786,013

Computer Software & Services (4.52%)
Adobe Systems Inc. (a)	24,422	519,944
Affiliated Computer Services Inc. Class A (a)	4,501	206,821
Autodesk Inc. (a)	10,321	202,808
Automatic Data Processing Inc.	23,209	913,042
BMC Software Inc. (a)	8,642	232,556
CA Inc.	17,934	332,317
Computer Sciences Corp. (a)	6,885	241,939
Compuware Corp. (a)	11,536	77,868
eBay Inc. (a)	49,365	689,135
Electronic Arts Inc. (a)	14,819	237,697
EMC Corp. (a)	93,793	982,013
Intuit Inc. (a)	14,608	347,524
Juniper Networks Inc. (a)	24,387	427,016
McAfee Inc. (a)	6,993	241,748
Microsoft Corp.	350,558	6,814,848
NetApp Inc. (a)	15,250	213,043
Oracle Corp. (a)	179,410	3,180,939
Yahoo! Inc. (a)	63,588	775,774

		16,637,032

Computers (3.71%)
Apple Inc. (a)	40,712	3,474,769
Dell Inc. (a)	79,511	814,193
Hewlett-Packard Co.	112,166	4,070,504
International Business Machines Corp.	61,571	5,181,815
Sun Microsystems Inc. (a)	34,241	130,801

		13,672,082

	Shares	Value
Common Stocks (Cont.)
Consumer & Marketing (5.72%)
Altria Group Inc.	94,360	$1,421,062
Avery Dennison Corp.	4,807	157,333
Avon Products Inc.	19,631	471,733
Black & Decker Corp.	2,722	113,807
Brown-Forman Corp. Class B	4,461	229,697
Clorox Co.	6,385	354,751
Colgate-Palmolive Co.	23,076	1,581,629
Danaher Corp.	11,727	663,865
Darden Restaurants Inc.	6,380	179,788
Fortune Brands Inc.	6,827	281,819
Harman International Industries Inc.	2,641	44,184
Hasbro Inc.	5,704	166,386
Kimberly-Clark Corp.	18,942	999,001
Lorillard Inc.	7,762	437,389
Mattel Inc.	16,407	262,512
Newell Rubbermaid Inc.	12,557	122,807
Philip Morris International Inc.	92,739	4,035,074
Starbucks Corp. (a)	33,798	319,729
The Estee Lauder Companies	5,223	161,704
The Procter & Gamble Co.	136,743	8,453,452
UST Inc.	6,796	471,506
Whirlpool Corp.	3,386	140,011

		21,069,239

Electronic/Electrical Mfg. (4.41%)
Advanced Micro Devices Inc. (a)	27,981	60,439
Agilent Technologies Inc. (a)	15,810	247,110
Applied Materials Inc.	61,655	624,565
Emerson Electric Co.	35,230	1,289,770
General Electric Co.	481,040	7,792,848
Intel Corp.	254,972	3,737,889
KLA-Tencor Corp.	7,877	171,640
Linear Technology Corp.	10,081	222,992
LSI Corp. (a)	29,117	95,795
Micron Technology Inc. (a)	34,621	91,399
Molex Inc.	6,542	94,794
National Semiconductor Corp.	8,841	89,029
PerkinElmer Inc.	5,315	73,932
Rockwell Automation Inc.	6,366	205,240
Texas Instruments Inc.	59,155	918,086
Tyco Electronics Ltd.	21,175	343,247
Waters Corp. (a)	4,502	164,998

		16,223,773

Financial Services (4.85%)
American Capital Ltd.	9,338	30,255
American Express Co.	53,153	985,988
Ameriprise Financial Inc.	9,876	230,703
Apartment Investment and
Management Co.	4,757	54,943
AvalonBay Communities Inc.	3,507	212,454
Boston Properties Inc.	5,541	304,755

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Capital One Financial Corp.	17,935	$571,947
CB Richard Ellis Group Inc. Class A (a)	10,194	44,038
Charles Schwab Corp.	42,851	692,901
CIT Group Inc.	13,076	59,365
Citigroup Inc.	249,576	1,674,655
CME Group Inc.	3,061	637,025
Developers Diversified Realty Corp.	5,414	26,420
Discover Financial Services	21,812	207,869
E*Trade Financial Corp. (a)	24,561	28,245
Equity Residential	12,497	372,661
Federated Investors Inc. Class B	4,162	70,588
Fidelity National Information Services	8,770	142,688
First Horizon National Corp.	9,448	99,865
Franklin Resources Inc.	6,941	442,697
Goldman Sachs Group Inc.	20,252	1,709,066
H&R Block Inc.	15,520	352,614
HCP Inc.	11,647	323,437
Host Hotels & Resorts Inc.	23,639	178,947
IntercontinentalExchange Inc. (a)	3,352	276,339
Invesco Ltd.	17,612	254,317
Janus Capital Group Inc.	7,136	57,302
KeyCorp	22,513	191,811
Kimco Realty Corp.	10,606	193,878
Legg Mason Inc.	6,410	140,443
Leucadia National Corp. (a)	8,055	159,489
Marshall & Ilsley Corp.	11,730	159,997
MasterCard Inc. Class A	3,331	476,100
MBIA Inc. (a)	8,949	36,423
Merrill Lynch & Co. Inc.	73,326	853,515
Morgan Stanley	48,856	783,650
NASDAQ OMX Group Inc. (a)	6,196	153,103
National City Corp.	95,256	172,413
NYSE Euronext	12,119	331,818
People’s United Financial Inc.	15,808	281,857
Principal Financial Group Inc.	11,802	266,371
ProLogis	11,958	166,097
Public Storage	5,773	458,954
Regions Financial Corp.	31,642	251,870
Simon Property Group Inc.	10,352	550,002
SLM Corp. (a)	21,132	188,075
Sovereign Bancorp Inc. (a)	24,163	72,006
T Rowe Price Group Inc.	11,794	417,979
Vornado Realty Trust	6,321	381,472
Wachovia Corp.	99,173	549,419
Western Union Co.	32,517	466,294
Zions Bancorporation	5,189	127,182

		17,872,302

Forest Products & Paper (0.24%)
International Paper Co.	19,483	229,899
MeadWestvaco Corp.	7,757	86,801
Plum Creek Timber Co. Inc.	7,540	261,940

	Shares	Value
Common Stocks (Cont.)
Forest Products & Paper (Cont.)
Weyerhaeuser Co.	9,630	$294,774

		873,414

Health Care (14.17%)
Abbott Laboratories	71,060	3,792,472
Aetna Inc.	21,265	606,053
Allergan Inc.	14,020	565,286
AmerisourceBergen Corp.	7,249	258,499
Amgen Inc. (a)	48,525	2,802,319
Baxter International Inc.	28,472	1,525,815
Becton Dickinson & Co.	11,108	759,676
Biogen Idec Inc. (a)	13,361	636,385
Boston Scientific Corp. (a)	69,072	534,617
Bristol-Myers Squibb Co.	90,662	2,107,892
Cardinal Health Inc.	16,530	569,789
Celgene Corp. (a)	20,984	1,159,996
Cephalon Inc. (a)	3,164	243,755
Coventry Health Care Inc. (a)	6,733	100,187
Covidien Ltd.	23,062	835,767
CR Bard Inc.	4,526	381,361
DaVita Inc. (a)	4,749	235,408
DENTSPLY International Inc.	6,775	191,326
Eli Lilly & Co.	45,821	1,845,212
Express Scripts Inc. (a)	11,333	623,088
Forest Laboratories Inc. (a)	13,822	352,046
Genzyme Corp. (a)	12,389	822,258
Gilead Sciences Inc. (a)	42,130	2,154,528
Hospira Inc. (a)	7,249	194,418
Humana Inc. (a)	7,673	286,050
IMS Health Inc.	8,252	125,100
Intuitive Surgical Inc. (a)	1,807	229,471
Johnson & Johnson	127,135	7,606,487
King Pharmaceuticals Inc. (a)	11,171	118,636
Laboratory Corp. of America Holdings (a)	4,890	314,965
Life Technologies Corp. (a)	7,867	183,380
McKesson Corp.	12,578	487,146
Medco Health Solutions Inc. (a)	22,896	959,571
Medtronic Inc.	51,328	1,612,726
Merck & Co. Inc.	96,961	2,947,614
Mylan Inc. (a)	14,045	138,905
Patterson Companies Inc. (a)	4,127	77,381
Pfizer Inc.	308,818	5,469,167
Quest Diagnostics Inc.	7,300	378,943
Schering-Plough Corp.	74,447	1,267,832
St. Jude Medical Inc. (a)	15,761	519,483
Stericycle Inc. (a)	3,892	202,695
Stryker Corp.	11,004	439,610
Tenet Healthcare Corp. (a)	18,754	21,567
UnitedHealth Group Inc.	55,167	1,467,442
Varian Medical Systems Inc. (a)	5,683	199,132
Watson Pharmaceuticals Inc. (a)	4,867	129,316

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
WellPoint Inc. (a)	23,324	$982,640
Wyeth	60,985	2,287,547
Zimmer Holdings Inc. (a)	10,267	414,992

		52,165,951

Insurance (2.59%)
Aflac Inc.	21,425	982,122
American International Group Inc.	122,523	192,361
Aon Corp.	12,440	568,259
Assurant Inc.	5,388	161,640
Chubb Corp.	16,218	827,118
Cigna Corp.	12,501	210,642
Cincinnati Financial Corp.	7,499	217,996
Genworth Financial Inc.	19,419	54,956
Hartford Financial Services Group Inc.	13,719	225,266
Lincoln National Corp.	11,702	220,466
Loews Corp.	16,505	466,266
Marsh & McLennan Companies Inc.	23,603	572,845
MetLife Inc.	36,344	1,266,952
Progressive Corp.	30,785	455,926
Prudential Financial Inc.	19,478	589,404
The Allstate Corp.	24,427	800,228
Torchmark Corp.	3,977	177,772
Travelers Companies Inc.	26,687	1,206,252
Unum Group	15,370	285,882
XL Capital Ltd. Class A	15,527	57,450

		9,539,803

Leisure, Lodging & Gaming (0.28%)
Carnival Corp.	19,922	484,503
Marriott International Inc. Class A	13,360	259,852
Starwood Hotels & Resorts Worldwide Inc.	8,488	151,935
Wynn Resorts Ltd. (a)	2,820	119,173

		1,015,463

Machinery & Manufacturing (3.41%)
3M Co.	31,798	1,829,657
Bemis Co. Inc.	4,644	109,970
Cameron International Corp. (a)	10,140	207,870
Caterpillar Inc.	27,548	1,230,569
Cooper Industries Ltd. Class A	7,982	233,314
Cummins Inc.	9,230	246,718
Deere & Co.	19,595	750,880
Dover Corp.	8,491	279,524
Eaton Corp.	7,570	376,305
Flowserve Corp.	2,597	133,745
Goodrich Corp.	5,655	209,348
Honeywell International Inc.	33,373	1,095,636
Illinois Tool Works Inc.	17,918	628,026
Ingersoll-Rand Co. Ltd. Class A	14,508	251,714
Johnson Controls Inc.	27,073	491,646

	Shares	Value
Common Stocks (Cont.)
Machinery & Manufacturing (Cont.)
Manitowoc Co. Inc.	5,883	$50,947
Millipore Corp. (a)	2,506	129,109
Parker Hannifin Corp.	7,474	317,944
Precision Castparts Corp.	6,349	377,638
Textron Inc.	10,809	149,921
Thermo Fisher Scientific Inc. (a)	19,262	656,256
Tyco International Ltd.	21,649	467,618
United Technologies Corp.	43,608	2,337,389

		12,561,744

Media & Broadcasting (2.39%)
CBS Corp. Class B	30,973	253,669
Comcast Corp. Class A	132,112	2,230,050
Gannett Co. Inc.	10,358	82,864
Meredith Corp.	1,577	26,399
New York Times Co.	5,251	38,490
News Corp. Class A (a)	105,326	957,413
Scripps Networks Interactive Class A	4,009	88,198
The DIRECTV Group Inc. (a)	25,103	575,110
The McGraw-Hill Companies Inc.	14,469	335,536
The Walt Disney Co.	84,928	1,927,016
The Washington Post Co.	280	109,270
Time Warner Inc.	164,296	1,652,818
Viacom Inc. Class B (a)	27,893	531,641

		8,808,474

Mining & Metals (0.75%)
AK Steel Holding Corp.	5,183	48,306
Alcoa Inc.	36,307	408,817
Allegheny Technologies Inc.	4,503	114,962
Freeport-McMoRan Copper & Gold Inc.	17,158	419,341
Newmont Mining Corp.	20,822	847,455
Nucor Corp.	14,426	666,481
Titanium Metals Corp.	4,133	36,412
United States Steel Corp.	5,349	198,983

		2,740,757

Oil & Gas (12.68%)
Anadarko Petroleum Corp.	21,115	813,983
Apache Corp.	15,327	1,142,321
Baker Hughes Inc.	14,054	450,712
BJ Services Co.	13,315	155,386
Cabot Oil & Gas Corp.	4,789	124,514
Chesapeake Energy Corp.	24,766	400,466
Chevron Corp.	93,101	6,886,681
ConocoPhillips	68,346	3,540,323
Devon Energy Corp.	20,233	1,329,510
El Paso Corp.	31,927	249,988
ENSCO International Inc.	6,524	185,216
EOG Resources Inc.	11,430	761,009
Exxon Mobil Corp.	233,010	18,601,188
Halliburton Co.	40,929	744,089

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Hess Corp.	13,004	$697,535
Marathon Oil Corp.	32,371	885,671
Murphy Oil Corp.	8,677	384,825
Nabors Industries Ltd. (a)	13,133	157,202
National-Oilwell Varco Inc. (a)	19,032	465,142
Noble Corp.	11,946	263,529
Noble Energy Inc.	7,865	387,115
Occidental Petroleum Corp.	37,154	2,228,868
Pioneer Natural Resources Co.	5,443	88,068
Questar Corp.	7,889	257,891
Range Resources Corp.	7,045	242,278
Rowan Companies Inc.	5,214	82,903
SCANA Corp.	5,373	191,279
Schlumberger Ltd.	54,752	2,317,652
Smith International Inc.	10,039	229,793
Southwestern Energy Co. (a)	15,634	452,917
Spectra Energy Corp.	28,028	441,161
Sunoco Inc.	5,293	230,034
Tesoro Corp.	6,130	80,732
Valero Energy Corp.	23,473	507,956
Weatherford International Ltd. (a)	31,024	335,680
Williams Companies Inc.	26,612	385,342

		46,698,959

Retailers (6.61%)
Abercrombie & Fitch Co. Class A	3,883	89,581
Amazon.com Inc. (a)	14,729	755,303
AutoNation Inc. (a)	4,834	47,760
Autozone Inc. (a)	1,745	243,375
Bed Bath & Beyond Inc. (a)	11,858	301,430
Best Buy Co. Inc.	15,394	432,725
Big Lots Inc. (a)	3,662	53,062
Coach Inc. (a)	14,810	307,604
Costco Wholesale Corp.	19,834	1,041,285
CVS Caremark Corp.	65,776	1,890,402
Family Dollar Stores Inc.	6,340	165,284
GameStop Corp. Class A (a)	7,432	160,977
GAP Inc.	21,382	286,305
Home Depot Inc.	77,705	1,788,769
J.C. Penney Co Inc.	10,111	199,187
Kohl’s Corp. (a)	14,016	507,379
Kroger Co.	29,865	788,735
Limited Brands Inc.	12,008	120,560
Lowe’s Companies Inc.	67,124	1,444,509
Macy’s Inc.	19,142	198,120
McDonald’s Corp.	51,103	3,178,096
Nordstrom Inc.	7,244	96,418
Office Depot Inc. (a)	12,754	38,007
RadioShack Corp.	5,919	70,673
Safeway Inc.	19,482	463,087
Sears Holdings Corp. (a)	2,587	100,557
Staples Inc.	32,686	585,733
Supervalu Inc.	9,710	141,766

	Shares	Value
Common Stocks (Cont.)
Retailers (Cont.)
Target Corp.	34,432	$1,188,937
The Sherwin-Williams Co.	4,512	269,592
Tiffany & Co.	5,642	133,320
TJX Companies Inc.	19,116	393,216
Wal-Mart Stores Inc.	102,445	5,743,067
Walgreen Co.	45,354	1,118,883

		24,343,704

Technology (3.00%)
Akamai Technologies Inc. (a)	7,789	117,536
Altera Corp.	13,769	230,080
Amphenol Corp. Class A	8,045	192,919
Analog Devices Inc.	13,223	251,501
Broadcom Corp. Class A (a)	20,359	345,492
Citrix Systems Inc. (a)	8,285	195,277
Cognizant Technology Solutions Corp. (a)	13,265	239,566
Expedia Inc. (a)	9,313	76,739
Fiserv Inc. (a)	7,235	263,137
FLIR Systems Inc. (a)	6,352	194,879
Google Inc. Class A (a)	10,956	3,370,613
International Game Technology	13,198	156,924
Jabil Circuit Inc.	9,645	65,104
L-3 Communications Holdings Inc.	5,418	399,740
Lexmark International Inc. (a)	3,720	100,068
MEMC Electronic Materials Inc. (a)	10,276	146,741
Microchip Technology Inc.	8,407	164,189
Novell Inc. (a)	15,330	59,634
Novellus Systems Inc. (a)	4,476	55,234
NVIDIA Corp. (a)	24,211	195,383
QLogic Corp. (a)	5,925	79,632
QUALCOMM Inc.	75,818	2,716,559
Salesforce.com Inc. (a)	4,849	155,217
SanDisk Corp. (a)	10,228	98,189
Symantec Corp. (a)	38,256	517,221
Teradata Corp. (a)	8,083	119,871
Teradyne Inc. (a)	7,565	31,924
Total System Services Inc.	8,965	125,510
VeriSign Inc. (a)	8,782	167,561
Xilinx Inc.	12,579	224,158

		11,056,598

Telecom & Telecom Equipment (5.29%)
American Tower Corp. (a)	18,166	532,627
AT&T Inc.	269,894	7,691,980
CenturyTel Inc.	4,634	126,647
Ciena Corp. (a)	3,843	25,748
Cisco Systems Inc. (a)	268,373	4,374,480
Corning Inc.	70,796	674,686
Embarq Corp.	6,483	233,129
Frontier Communications Corp.	14,285	124,851
Harris Corp.	6,098	232,029

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (Cont.)
JDS Uniphase Corp. (a)	9,653	$35,233
Motorola Inc.	103,285	457,552
Qwest Communications International Inc.	67,718	246,494
Sprint Nextel Corp. (a)	130,149	238,172
Tellabs Inc. (a)	17,918	73,822
Verizon Communications Inc.	130,124	4,411,204

		19,478,654
Textiles & Clothing (0.35%)
Jones Apparel Group Inc.	3,627	21,254
NIKE Inc. Class B	17,995	917,745
Polo Ralph Lauren Corp.	2,576	116,976
VF Corp.	4,054	222,038

		1,278,013
Transportation (2.08%)
Burlington Northern Santa Fe Corp.	12,882	975,296
CH Robinson Worldwide Inc.	7,742	426,042
CSX Corp.	18,168	589,915
Expeditors International of Washington Inc.	9,699	322,686
FedEx Corp.	14,274	915,677
Norfolk Southern Corp.	16,884	794,392
Union Pacific Corp.	23,230	1,110,394
United Parcel Service Inc. Class B	45,647	2,517,889

		7,652,291
Utilities & Energy (4.48%)
Allegheny Energy Inc.	7,754	262,550
Ameren Corp.	9,722	323,354
American Electric Power Co. Inc.	18,505	615,846
CenterPoint Energy Inc.	15,843	199,939
CMS Energy Corp.	10,200	103,020
CONSOL Energy Inc.	8,319	237,757
Consolidated Edison Inc.	12,581	489,778
Constellation Energy Group Inc.	8,062	202,276
Dominion Resources Inc.	26,623	954,168
DTE Energy Co.	7,423	264,778
Duke Energy Corp.	58,036	871,120
Dynegy Inc. (a)	23,131	46,262
Edison International	14,851	477,014
Entergy Corp.	8,627	717,163
Equitable Resources Inc.	5,881	197,308
Exelon Corp.	30,131	1,675,585
FirstEnergy Corp.	13,998	680,023
FPL Group Inc.	18,736	942,983
Integrys Energy Group Inc.	3,498	150,344
Massey Energy Co.	3,896	53,726
Nicor Inc.	2,047	71,113
NiSource Inc.	12,575	137,948
Peabody Energy Corp.	12,071	274,615

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
Pepco Holdings Inc.	9,898	$175,789
PG&E Corp.	16,531	639,915
Pinnacle West Capital Corp.	4,549	146,159
PPL Corp.	17,242	529,157
Progress Energy Inc.	12,068	480,910
Public Service Enterprise Group Inc.	23,185	676,307
Sempra Energy	11,229	478,692
TECO Energy Inc.	9,592	118,461
The AES Corp. (a)	30,625	252,350
The Southern Co.	35,473	1,312,501
Windstream Corp.	20,030	184,276
Wisconsin Energy Corp.	5,329	223,711
Xcel Energy Inc.	20,592	381,982
XTO Energy Inc.	26,416	931,692

		16,480,572
Total Common Stocks
(cost $500,096,652)		360,183,498

Short-term Investments (2.09%)
U.S. Treasury Bill, 0.010%, 04/23/2009 (b)	7,702,000	$7,700,460

Total Short-term Investments
(cost $7,701,544)		7,700,460
TOTAL INVESTMENTS (99.92%)
(cost $507,798,196)		367,883,958
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.08%)		284,648

NET ASSETS (100.00%)		$368,168,606

(a)	Non-income producing security.

(b)	At December 31, 2008, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (95.34%)
Automotive & Transportation (3.51%)
AAR Corp. (a)	8,506	$156,595
Airtran Holdings Inc. (a)	25,650	113,886
Alaska Air Group Inc. (a)	7,994	233,824
Allegiant Travel Co. (a)	2,995	145,467
Amerco Inc. (a)	2,104	72,651
American Axle & Manufacturing Holdings Inc.	10,110	29,218
American Commercial Lines Inc. (a)	7,850	38,465
American Railcar Industries Inc.	2,027	21,344
Amerigon Inc. (a)	4,985	16,251
Arkansas Best Corp.	4,973	149,737
ArvinMeritor Inc.	16,187	46,133
ATC Technology Corp. (a)	4,557	66,669
Atlas Air Worldwide Holdings Inc. (a)	2,919	55,169
Bristow Group Inc. (a)	5,269	141,157
CAI International Inc. (a)	1,609	5,101
Celadon Group Inc. (a)	4,880	41,626
Commercial Vehicle Group Inc. (a)	4,770	4,436
Cooper Tire & Rubber Co.	13,076	80,548
Dana Holding Corp. (a)	21,736	16,085
DHT Maritime Inc.	8,610	47,699
Dorman Products Inc. (a)	2,397	31,640
Dynamex Inc. (a)	2,021	29,810
Eagle Bulk Shipping Inc.	10,273	70,062
Fleetwood Enterprises Inc. (a)	17,300	1,730
Force Protection Inc. (a)	13,743	82,183
Forward Air Corp.	6,333	153,702
Freightcar America Inc.	2,628	48,014
Fuel Systems Solutions Inc. (a)	2,653	86,912
Genco Shipping & Trading Ltd.	5,330	78,884
General Maritime Corp.	10,708	115,646
Genesee & Wyoming Inc. (a)	6,822	208,071
Golar LNG Ltd.	7,756	52,431
Greenbrier Companies Inc.	3,591	24,670
GulfMark Offshore Inc. (a)	4,915	116,928
Hawaiian Holdings Inc. (a)	8,715	55,602
Hayes Lemmerz International Inc. (a)	21,627	9,732
Heartland Express Inc.	12,471	196,543
Horizon Lines Inc.	6,887	24,036
Hub Group Inc. (a)	8,120	215,424
International Shipholding Corp.	1,325	33,562
Jetblue Airways Corp. (a)	38,009	269,864
Knight Transportation Inc.	12,575	202,709
Knightsbridge Tankers Ltd.	3,754	54,996
Lear Corp. (a)	14,087	19,863
Marine Products Corp.	2,326	13,072
Marten Transport Ltd. (a)	3,359	63,687
Modine Manufacturing Co.	7,083	34,494
Nordic American Tanker Shipping Ltd.	7,552	254,880
Odyssey Marine Exploration Inc. (a)	10,539	33,936
Old Dominion Freight Line Inc. (a)	6,013	171,130
Pacer International Inc.	7,619	79,466
Patriot Transportation Holding Inc. (a)	349	24,454

	Shares	Value
Common Stocks (Cont.)
Automotive & Transportation (Cont.)
PHI Inc. (a)	2,963	$41,512
Polaris Industries Inc.	7,249	207,684
Quantum Fuel Systems Technologies Worldwide Inc. (a)	15,191	12,912
Republic Airways Holdings Inc. (a)	7,666	81,796
Saia Inc. (a)	2,858	31,038
Ship Finance International Ltd.	9,270	102,434
SkyWest Inc.	12,694	236,108
Spartan Motors Inc.	7,181	33,966
Stoneridge Inc. (a)	3,207	14,624
Superior Industries International Inc.	5,059	53,221
TBS International Ltd. Class A (a)	2,300	23,069
Tenneco Inc. (a)	10,235	30,193
UAL Corp.	27,622	304,394
Ultrapetrol Bahamas Ltd. (a)	5,484	17,494
Universal Truckload Services Inc. (a)	1,364	19,314
US Airways Group Inc. (a)	25,012	193,343
Visteon Corp. (a)	28,715	10,050
Wabash National Corp.	6,735	30,308
Werner Enterprises Inc.	9,441	163,707
Winnebago Industries Inc.	6,470	39,014
Wonder Auto Technology Inc. (a)	3,213	12,595
YRC Worldwide Inc. (a)	12,541	35,993

		6,034,963

Consumer Discretionary (14.62%)
1-800-FLOWERS.COM Inc. (a)	5,927	22,641
99 Cents Only Stores (a)	10,363	113,268
Aaron Rents Inc.	9,986	265,827
ABM Industries Inc.	9,605	182,975
Administaff Inc.	4,737	102,509
Advisory Board Co. (a)	3,803	84,807
Aeropostale Inc. (a)	14,698	236,638
AFC Enterprises (a)	5,950	27,905
AH Belo Corp. Class A	4,479	9,764
Ambassadors Group Inc.	4,188	38,530
America’s Car-Mart Inc. (a)	2,197	30,341
American Apparel Inc. (a)	7,425	14,776
American Greetings Corp.	9,964	75,427
American Public Education Inc. (a)	2,418	89,925
American Woodmark Corp.	2,358	42,986
Ameristar Casinos Inc.	5,683	49,101
AMN Healthcare Services Inc. (a)	7,429	62,849
Arbitron Inc.	6,105	81,074
Aristotle Corp. (a)	264	958
Asbury Automotive Group Inc.	7,007	32,022
Bally Technologies Inc. (a)	12,021	288,865
bebe stores inc.	8,424	62,927
Belo Corp.	19,572	30,532
Bidz.com Inc. (a)	1,260	5,796
Big 5 Sporting Goods Corp.	5,067	26,399
BJ’s Restaurants Inc. (a)	3,960	42,649

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Blockbuster Inc. (a)	40,469	$49,777
Blue Nile Inc. (a)	2,950	72,245
Blyth Inc.	5,503	43,144
Bob Evans Farms Inc.	6,763	138,168
Borders Group Inc. (a)	13,278	5,311
Bowne & Co. Inc.	5,852	34,410
Brightpoint Inc. (a)	11,001	47,854
Brown Shoe Co. Inc.	9,296	78,737
Brunswick Corp.	19,240	81,000
Buckle Inc.	5,094	111,151
Buffalo Wild Wings Inc. (a)	3,908	100,240
Build-A-Bear Workshop Inc. (a)	3,308	16,077
Cabela’s Inc. (a)	8,437	49,188
Cache Inc. (a)	2,706	5,466
California Pizza Kitchen Inc. (a)	4,628	49,612
Callaway Golf Co.	14,557	135,235
Capella Education Co. (a)	3,127	183,743
Carter’s Inc. (a)	12,586	242,406
Casella Waste Systems Inc. (a)	5,123	20,902
Casual Male Retail Group Inc. (a)	8,585	4,464
Cato Corp. Class A	6,080	91,808
CBIZ Inc. (a)	9,569	82,772
CDI Corp.	2,940	38,044
CEC Entertainment Inc. (a)	4,415	107,064
Central Garden & Pet Co. (a)	14,270	84,193
Cenveo Inc. (a)	10,556	46,974
Charlotte Russe Holding Inc. (a)	4,583	29,744
Charming Shoppes Inc. (a)	24,897	60,749
Charter Communications Inc. (a)	89,542	7,325
Chattem Inc. (a)	3,775	270,026
Cheesecake Factory Inc. (a)	13,102	132,330
Chemed Corp.	4,908	195,191
Cherokee Inc.	1,879	32,601
Chico’s FAS Inc. (a)	38,762	162,025
Children’s Place Retail Stores Inc. (a)	5,129	111,197
Chindex International Inc. (a)	2,419	19,231
Christopher & Banks Corp.	7,821	43,798
Churchill Downs Inc.	2,112	85,367
Cinemark Holdings Inc.	6,550	48,666
Citadel Broadcasting Corp. (a)	41,261	6,602
Citi Trends Inc. (a)	3,131	46,088
CKE Restaurants Inc.	11,869	103,023
CKX Inc. (a)	11,551	42,392
Coinstar Inc. (a)	6,135	119,694
Coldwater Creek Inc. (a)	12,485	35,582
Collective Brands Inc. (a)	14,182	166,213
Columbia Sportswear Co.	2,720	96,206
Compass Diversified Holdings	5,227	58,804
Conn’s Inc. (a)	2,383	20,208
Consolidated Graphics Inc. (a)	2,187	49,514
Core-Mark Holding Co. Inc. (a)	2,063	44,396
Corinthian Colleges Inc. (a)	18,705	306,201
Cornell Companies Inc. (a)	2,436	45,285

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
CoStar Group Inc. (a)	4,290	$141,313
Courier Corp.	2,394	42,853
Cox Radio Inc. (a)	5,635	33,866
CRA International Inc. (a)	2,428	65,386
Cracker Barrel Old Country Store Inc.	4,999	102,929
Crocs Inc. (a)	18,277	22,663
Cross Country Healthcare Inc. (a)	6,774	59,543
Crown Media Holdings Inc. (a)	3,483	9,927
CSS Industries Inc.	1,725	30,601
Cumulus Media Inc. (a)	6,002	14,945
Deckers Outdoor Corp. (a)	2,865	228,828
Denny’s Corp. (a)	20,836	41,464
DG FastChannel Inc. (a)	3,447	43,019
Dice Holdings Inc. (a)	3,184	12,991
Dillard’s Inc. Class A	12,529	49,740
DineEquity Inc.	3,821	44,171
Dolan Media Co. (a)	4,812	31,711
Dollar Thrifty Automotive Group Inc. (a)	4,874	5,313
Domino’s Pizza Inc. (a)	8,991	42,348
Dover Downs Gaming & Entertainment Inc.	3,524	11,206
Dover Motorsports Inc.	3,309	4,302
Dress Barn Inc. (a)	10,270	110,300
drugstore.com Inc. (a)	18,300	22,692
DSW Inc. (a)	3,258	40,595
DTS Inc. (a)	3,911	71,767
DynCorp International Inc. Class A (a)	5,429	82,358
EarthLink Inc. (a)	24,108	162,970
Einstein Noah Restaurant Group Inc. (a)	955	5,491
Elixir Gaming Technologies Inc. (a)	14,794	1,923
Elizabeth Arden Inc. (a)	5,393	68,006
Ennis Inc.	5,646	68,373
Entercom Communications Corp.	5,644	6,942
Entravision Communications Corp. (a)	14,124	22,033
Ethan Allen Interiors Inc.	5,426	77,972
Exponent Inc. (a)	3,170	95,354
EZCORP Inc. (a)	8,435	128,296
FGX International Holdings Ltd. (a)	3,090	42,457
First Advantage Corp. Class A (a)	2,252	31,866
Fisher Communications Inc.	1,600	33,024
Forrester Research Inc. (a)	3,410	96,196
Fossil Inc. (a)	9,966	166,432
Fred’s Inc.	8,764	94,301
Fuqi International Inc. (a)	2,130	13,334
Furniture Brands International Inc.	9,133	20,184
G&K Services Inc. Class A	4,372	88,402
G-III Apparel Group Ltd. (a)	2,905	18,563
Gaiam Inc. (a)	3,939	18,198
Gaylord Entertainment Co. (a)	8,973	97,267
Genesco Inc. (a)	4,217	71,352
Geo Group Inc. (a)	11,202	201,972
Gevity HR Inc.	4,940	7,459
Global Sources Ltd. (a)	3,641	19,843

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Global Traffic Network Inc. (a)	2,589	$15,120
Grand Canyon Education Inc. (a)	1,367	25,672
Gray Television Inc.	8,547	3,419
Great Wolf Resorts Inc. (a)	6,249	9,623
Group 1 Automotive Inc.	5,106	54,992
GSI Commerce Inc. (a)	5,153	54,210
Gymboree Corp. (a)	6,299	164,341
Harte-Hanks Inc.	8,056	50,269
Haverty Furniture Companies Inc.	4,011	37,423
Heidrick & Struggles International Inc.	3,844	82,800
Helen of Troy Ltd. (a)	6,630	115,097
Hibbett Sports Inc. (a)	6,347	99,711
Hooker Furniture Corp.	2,155	16,507
Hot Topic Inc. (a)	9,743	90,318
Houston Wire & Cable Co.	3,904	36,346
HSW International Inc. (a)	6,087	2,313
Hudson Highland Group Inc. (a)	5,491	18,395
ICF International Inc. (a)	1,453	35,700
Iconix Brand Group Inc. (a)	12,662	123,834
ICT Group Inc. (a)	2,157	9,879
infoGROUP Inc.	7,228	34,261
Infospace Inc.	7,544	56,957
Insight Enterprises Inc. (a)	10,209	70,442
Inter Parfums Inc.	3,080	23,654
Internap Network Services Corp. (a)	11,056	27,640
inVentiv Health Inc. (a)	7,259	83,769
Isle of Capri Casinos Inc. (a)	3,230	10,336
J. Crew Group Inc. (a)	9,309	113,570
Jack in the Box Inc. (a)	12,910	285,182
Jackson Hewitt Tax Service Inc.	6,606	103,648
JAKKS Pacific Inc. (a)	5,946	122,666
Jo-Ann Stores Inc. (a)	5,568	86,248
Jos. A. Bank Clothiers Inc. (a)	3,992	104,391
Journal Communications Inc. Class A	9,883	24,213
K-Swiss Inc. Class A	5,676	64,706
K12 Inc. (a)	1,289	24,169
Kelly Services Inc. Class A	5,761	74,951
Kenexa Corp. (a)	5,103	40,722
Kenneth Cole Productions Inc.	1,851	13,105
Kforce Inc. (a)	7,368	56,586
Kimball International Inc. Class B	7,002	60,287
Knology Inc. (a)	6,226	32,126
Korn/Ferry International (a)	10,254	117,101
Krispy Kreme Doughnuts Inc. (a)	13,280	22,310
La-Z-Boy Inc.	11,284	24,486
Lancaster Colony Corp.	4,431	151,983
Landry’s Restaurants Inc.	2,833	32,863
Lawson Products Inc.	834	19,057
Leapfrog Enterprises Inc. (a)	7,131	24,958
Learning Tree International Inc. (a)	1,957	16,674
LECG Corp. (a)	5,801	38,925
Lee Enterprises Inc. Class A	10,047	4,119
Libbey Inc.	2,945	3,681

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Life Time Fitness Inc. (a)	7,650	$99,067
Lin TV Corp. (a)	5,603	6,107
Lincoln Educational Services (a)	1,095	14,509
Liquidity Services Inc. (a)	3,203	26,681
Live Nation Inc. (a)	16,643	95,531
Lodgian Inc. (a)	3,822	8,141
LoopNet Inc. (a)	6,420	43,784
Luby’s Inc. (a)	4,719	19,773
Maidenform Brands Inc. (a)	4,933	50,070
Mannatech Inc.	3,189	7,813
Marchex Inc. Class B	5,610	32,706
Marcus Corp.	4,404	71,477
MarineMax Inc. (a)	3,499	11,862
Martha Stewart Living Omnimedia Inc. (a)	5,601	14,563
Marvel Entertainment Inc. (a)	10,750	330,562
Matthews International Corp.	6,852	251,331
MAXIMUS Inc.	4,066	142,757
McClatchy Co. Class A	12,486	9,989
Media General Inc.	5,138	8,992
Mediacom Communications Corp. Class A (a)	8,650	37,195
Midas Inc. (a)	3,045	31,942
Midway Games Inc. (a)	4,758	904
Monarch Casino & Resort Inc. (a)	2,838	33,063
Monro Muffler Brake Inc.	3,835	97,792
Morgans Hotel Group Co. (a)	5,920	27,587
Movado Group Inc.	3,484	32,715
MPS Group Inc. (a)	20,683	155,743
MWI Veterinary Supply Inc. (a)	2,250	60,660
National CineMedia Inc.	9,236	93,653
National Presto Industries Inc.	985	75,845
Nautilus Inc. (a)	6,062	13,397
Navigant Consulting Inc. (a)	10,610	168,381
Net 1 UEPS Technologies Inc. (a)	9,879	135,342
Netflix Inc. (a)	8,940	267,217
New York & Co. Inc. (a)	5,088	11,804
NIC Inc.	8,750	40,250
Nu Skin Enterprises Inc.	10,876	113,437
NutriSystem Inc.	6,706	97,841
O’Charley’s Inc.	3,981	7,962
On Assignment Inc. (a)	7,768	44,045
Orbitz Worldwide Inc. (a)	8,023	31,129
Outdoor Channel Holdings Inc. (a)	3,518	26,350
Overstock.com Inc. (a)	3,311	35,693
Oxford Industries Inc.	3,029	26,564
Pacific Sunwear of California Inc. (a)	15,583	24,777
Pantry Inc. (a)	4,605	98,777
Papa John’s International Inc. (a)	4,799	88,446
ParkerVision Inc. (a)	5,039	12,446
PC Connection Inc. (a)	2,174	11,131
PC Mall Inc. (a)	2,421	9,708
PEP Boys-Manny Moe & Jack	9,260	38,244

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Perficient Inc. (a)	7,015	$33,532
Perry Ellis International Inc. (a)	2,507	15,894
PetMed Express Inc. (a)	5,206	91,782
PF Chang’s China Bistro Inc. (a)	5,259	110,123
PHH Corp. (a)	11,892	151,385
Pier 1 Imports Inc. (a)	19,613	7,257
Pinnacle Entertainment Inc. (a)	13,166	101,115
Playboy Enterprises Inc. (a)	4,731	10,219
Pool Corp.	10,504	188,757
Pre-Paid Legal Services Inc. (a)	1,833	68,353
Prestige Brands Holdings Inc. (a)	7,407	78,144
PRG-Schultz International Inc. (a)	3,281	13,386
PriceSmart Inc.	3,165	65,389
Primedia Inc.	5,537	12,015
Princeton Review Inc. (a)	2,918	14,386
Protection One Inc. (a)	1,393	6,659
Quiksilver Inc. (a)	27,686	50,942
R.H. Donnelley Corp. (a)	15,080	5,580
RC2 Corp. (a)	3,911	41,730
Red Robin Gourmet Burgers Inc. (a)	3,697	62,221
Regis Corp.	9,370	136,146
Renaissance Learning Inc.	2,122	19,077
Rent-A-Center Inc. (a)	14,660	258,749
Resources Connection Inc. (a)	9,908	162,293
Retail Ventures Inc. (a)	6,777	23,516
REX Stores Corp. (a)	1,944	15,688
RHI Entertainment Inc. (a)	2,961	24,043
Rick’s Cabaret International Inc. (a)	1,320	5,267
Riviera Holdings Corp. (a)	2,014	6,042
Rollins Inc.	9,143	165,305
RSC Holdings Inc. (a)	10,445	88,991
Ruby Tuesday Inc. (a)	11,129	17,361
Rush Enterprises Inc. Class A (a)	7,374	63,195
Russ Berrie & Co. Inc. (a)	3,797	11,277
Ruth’s Hospitality Group Inc. (a)	4,036	5,570
Sally Beauty Holdings Inc. (a)	20,711	117,846
Schawk Inc.	3,174	36,374
Scholastic Corp.	5,288	71,811
School Specialty Inc. (a)	4,122	78,813
Sealy Corp.	10,019	25,148
Shoe Carnival Inc. (a)	1,823	17,410
Shuffle Master Inc. (a)	11,116	55,135
Shutterfly Inc. (a)	4,314	30,155
Sinclair Broadcast Group Inc.	11,499	35,647
Six Flags Inc. (a)	14,575	4,518
Skechers U.S.A. Inc. (a)	7,209	92,419
Sonic Automotive Inc.	5,731	22,809
Sonic Corp. (a)	13,162	160,182
Sotheby’s	14,798	131,554
Speedway Motorsports Inc.	2,987	48,121
Spherion Corp. (a)	12,355	27,305
Stage Stores Inc.	8,860	73,095
Stamps.com Inc. (a)	3,413	33,550

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Standard Parking Corp. (a)	2,124	$41,078
Standard Register Co.	3,255	29,067
Stein Mart Inc. (a)	5,275	5,961
Steiner Leisure Ltd. (a)	3,597	106,183
Steinway Musical Instruments Inc. (a)	1,507	26,388
Steven Madden Ltd. (a)	3,880	82,722
Stewart Enterprises Inc.	18,382	55,330
Syms Corp. (a)	1,450	12,876
Systemax Inc.	2,362	25,439
Take-Two Interactive Software Inc. (a)	16,891	127,696
Talbots Inc.	5,360	12,810
TeleTech Holdings Inc. (a)	8,806	73,530
Tempur-Pedic International Inc.	16,399	116,269
Texas Roadhouse Inc. Class A (a)	11,495	89,086
The Finish Line Inc. Class A	9,369	52,466
The Knot Inc. (a)	6,203	51,609
The Men’s Wearhouse Inc.	11,280	152,731
The Providence Service Corp. (a)	2,574	3,732
The Steak n Shake Co. (a)	6,447	38,360
thinkorswim Group Inc. (a)	11,074	62,236
THQ Inc. (a)	14,645	61,363
Timberland Co. (a)	10,498	121,252
TiVo Inc. (a)	22,379	160,234
Town Sports International Holdings Inc. (a)	3,831	12,221
Tractor Supply Co. (a)	7,319	264,509
True Religion Apparel Inc. (a)	3,744	46,575
TrueBlue Inc. (a)	9,755	93,355
Tuesday Morning Corp. (a)	7,227	11,780
Tupperware Brands Corp.	13,621	309,197
Tween Brands Inc. (a)	5,444	23,518
Ulta Salon Cosmetics & Fragrance Inc. (a)	4,449	36,838
Under Armour Inc. Class A (a)	7,237	172,530
UniFirst Corp.	3,154	93,642
United Online Inc.	16,933	102,783
United Stationers Inc. (a)	5,249	175,789
Universal Electronics Inc. (a)	3,113	50,493
Universal Technical Institute Inc. (a)	5,150	88,425
USANA Health Sciences Inc. (a)	1,697	58,105
Vail Resorts Inc. (a)	6,874	182,848
Valassis Communications Inc. (a)	10,551	13,927
Value Line Inc.	444	15,327
ValueClick Inc. (a)	19,000	129,960
Viad Corp.	4,547	112,493
VistaPrint Ltd. (a)	9,699	180,498
Volcom Inc. (a)	3,988	43,469
Volt Information Sciences Inc. (a)	2,876	20,793
Warnaco Group Inc. (a)	10,000	196,300
Waste Connections Inc. (a)	17,480	551,844
Waste Services Inc. (a)	5,201	34,223
Watson Wyatt Worldwide Inc.	9,376	448,360
WD-40 Co.	3,611	102,155

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Wendy’s/Arby’s Group Inc. Class A	87,002	$429,790
Wet Seal Inc. Class A (a)	20,207	60,015
Weyco Group Inc.	1,588	52,483
WMS Industries Inc. (a)	9,641	259,343
Wolverine World Wide Inc.	10,933	230,030
World Fuel Services Corp.	6,400	236,800
World Wrestling Entertainment Inc.	4,664	51,677
Zale Corp. (a)	7,018	23,370
Zumiez Inc. (a)	4,309	32,102

		25,165,751

Consumer Staples (3.18%)
Alliance One International Inc. (a)	21,262	62,510
American Dairy Inc. (a)	1,558	23,432
Arden Group Inc. Class A	240	30,240
B&G Foods Inc. Class A	4,404	23,782
Boston Beer Co. Inc. (a)	1,853	52,625
Cal-Maine Foods Inc.	2,771	79,528
Casey’s General Stores Inc.	11,141	253,681
Chiquita Brands International Inc. (a)	9,508	140,528
Coca-Cola Bottling Co. Consolidated	896	41,180
Diamond Foods Inc.	3,522	70,968
Farmer Brothers Co.	1,392	34,716
Flowers Foods Inc.	16,989	413,852
Fresh Del Monte Produce Inc. (a)	9,213	206,555
Green Mountain Coffee Roasters Inc. (a)	3,779	146,247
Hain Celestial Group Inc. (a)	8,901	169,920
Imperial Sugar Co.	2,561	36,725
Ingles Markets Inc.	2,759	48,531
J&J Snack Foods Corp.	3,107	111,479
Lance Inc.	6,161	141,333
Lifeway Foods Inc. (a)	1,050	9,429
Lululemon Athletica Inc. (a)	3,954	31,355
M & F Worldwide Corp. (a)	2,796	43,198
Maui Land & Pineapple Company Inc. (a)	1,089	14,625
Nash Finch Co.	2,841	127,533
National Beverage Corp. (a)	2,198	19,782
Omega Protein Corp. (a)	4,026	16,144
Peet’s Coffee & Tea Inc. (a)	2,997	69,680
Ralcorp Holdings Inc. (a)	12,334	720,306
Reddy Ice Holdings Inc.	3,927	5,655
Ruddick Corp.	9,248	255,707
Sanderson Farms Inc.	4,453	153,896
Schiff Nutrition International Inc. (a)	2,028	12,107
Seaboard Corp.	73	87,162
Sensient Technologies Corp.	10,559	252,149
Smart Balance Inc. (a)	13,750	93,500
Spartan Stores Inc.	4,803	111,670
Star Scientific Inc. (a)	14,390	55,114
Susser Holdings Corp. (a)	1,698	22,566
Synutra International Inc. (a)	2,275	25,071

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
The Great Atlantic & Pacific Tea
Company Inc. (a)	7,747	$48,574
Tootsie Roll Industries Inc.	5,229	133,915
TreeHouse Foods Inc. (a)	6,854	186,703
United Natural Foods Inc. (a)	9,418	167,829
Universal Corp.	5,575	166,525
Vector Group Ltd.	7,288	99,263
Village Super Market Inc. Class A	717	41,149
Weis Markets Inc.	2,424	81,519
Winn-Dixie Stores Inc. (a)	11,877	191,220
Zep Inc.	4,690	90,564
Zhongpin Inc. (a)	4,043	48,516

		5,470,258

Durable Products (7.31%)
ACCO Brands Corp. (a)	11,895	41,038
Actuant Corp. Class A	12,275	233,470
Advanced Energy Industries Inc. (a)	7,170	71,341
Aerovironment Inc. (a)	2,248	82,749
Alamo Group Inc.	1,355	20,257
Albany International Corp. Class A	6,520	83,456
Altra Holdings Inc. (a)	5,797	45,854
American Ecology Corp.	3,573	72,282
American Superconductor Corp. (a)	9,229	150,525
AO Smith Corp.	4,383	129,386
Applied Industrial Technologies Inc.	9,292	175,805
ARGON ST Inc. (a)	2,876	54,241
Arris Group Inc. (a)	27,217	216,375
Ascent Solar Technologies Inc. (a)	1,628	6,121
Astec Industries Inc. (a)	4,045	126,730
Asyst Technologies Inc. (a)	11,167	2,792
ATMI Inc. (a)	7,055	108,859
Audiovox Corp. (a)	3,821	19,143
Axcelis Technologies Inc. (a)	22,494	11,472
Axsys Technologies Inc. (a)	1,917	105,167
AZZ Inc. (a)	2,662	66,816
Badger Meter Inc.	3,202	92,922
Baldor Electric Co.	10,133	180,874
Beacon Power Corp. (a)	19,421	10,293
Beazer Homes USA Inc. (a)	8,686	13,724
Belden Inc.	9,613	200,719
Blount International Inc. (a)	8,487	80,457
Brady Corp.	11,035	264,288
Briggs & Stratton Corp.	10,884	191,450
Brooks Automation Inc. (a)	14,541	84,483
Cascade Corp.	1,993	59,511
Cavco Industries Inc. (a)	1,418	38,130
Champion Enterprises Inc. (a)	17,052	9,549
Chart Industries Inc. (a)	6,222	66,140
Cognex Corp.	9,385	138,898
Cohu Inc.	5,061	61,491
Colfax Corp. (a)	4,734	49,186

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX

FUND SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Columbus McKinnon Corp. (a)	4,169	$56,907
CTS Corp.	7,224	39,804
Curtiss-Wright Corp.	9,833	328,324
Cymer Inc. (a)	6,638	145,439
Darling International Inc. (a)	17,903	98,287
Dionex Corp. (a)	4,025	180,521
Ducommun Inc.	2,316	38,677
DXP Enterprises Inc. (a)	1,570	22,938
Electro Scientific Industries Inc. (a)	5,857	39,769
EMCORE Corp. (a)	16,110	20,943
Energy Recovery Inc. (a)	3,257	24,688
EnPro Industries Inc. (a)	4,385	94,453
Entegris Inc. (a)	25,086	54,938
ESCO Technologies Inc. (a)	5,700	233,415
Esterline Technologies Corp. (a)	6,462	244,845
FARO Technologies Inc. (a)	3,661	61,724
Federal Signal Corp.	10,541	86,542
FEI Co. (a)	8,010	151,069
Flanders Corp. (a)	3,514	16,481
Flow International Corp. (a)	8,247	19,958
Franklin Electric Co. Inc.	5,023	141,197
Fuel Tech Inc. (a)	3,883	41,121
Fushi Copperweld Inc. (a)	3,163	16,669
GenCorp Inc. (a)	12,693	46,710
GenTek Inc. (a)	1,972	29,679
Graham Corp.	2,178	23,566
Harbin Electric Inc. (a)	1,368	10,930
Heico Corp.	4,871	189,141
Herman Miller Inc.	12,329	160,647
hhgregg Inc. (a)	2,731	23,705
HNI Corp.	9,762	154,630
Hovnanian Enterprises Inc. (a)	10,174	17,499
Hurco Companies Inc. (a)	1,407	16,884
InterDigital Inc. (a)	9,982	274,505
Interface Inc.	11,625	53,940
Intevac Inc. (a)	4,909	24,889
K-Tron International Inc. (a)	532	42,507
Kadant Inc. (a)	3,056	41,195
Kaman Corp.	5,567	100,930
Key Technology Inc. (a)	1,233	23,291
Knoll Inc.	10,631	95,892
Kulicke & Soffa Industries Inc. (a)	11,745	19,966
Lindsay Corp.	2,618	83,226
Littelfuse Inc. (a)	4,760	79,016
LMI Aerospace Inc. (a)	1,901	21,614
LTX-Credence Corp. (a)	27,507	7,427
M/I Homes Inc.	3,073	32,389
MasTec Inc. (a)	9,428	109,176
Mattson Technology Inc. (a)	10,971	15,469
Measurement Specialties Inc. (a)	3,091	21,482
Meritage Homes Corp. (a)	6,737	81,989
Met-Pro Corp.	3,296	43,903
Metalico Inc. (a)	5,308	8,227

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Middleby Corp. (a)	3,725	$101,581
Mine Safety Appliances Co.	6,812	162,875
MKS Instruments Inc. (a)	10,946	161,891
Mobile Mini Inc. (a)	7,605	109,664
Moog Inc. Class A	9,365	342,478
NACCO Industries Inc. Class A	1,318	49,306
Nordson Corp.	7,404	239,075
OpNext Inc. (a)	4,528	7,924
Orbital Sciences Corp. (a)	12,859	251,136
Orion Energy Systems Inc. (a)	1,833	9,917
OYO Geospace Corp. (a)	826	14,430
Palm Harbor Homes Inc. (a)	1,838	9,153
Park-Ohio Holdings Corp. (a)	1,844	11,377
Photronics Inc. (a)	9,189	17,919
Plantronics Inc.	10,751	141,913
PMFG Inc. (a)	2,844	27,189
Powell Industries Inc. (a)	1,722	49,972
Power-One Inc. (a)	17,668	21,025
Powerwave Technologies Inc. (a)	28,851	14,426
Preformed Line Products Co.	591	27,210
Presstek Inc. (a)	6,039	19,385
Raser Technologies Inc. (a)	9,887	36,879
Regal-Beloit Corp.	7,068	268,513
Robbins & Myers Inc.	6,161	99,623
Rofin-Sinar Technologies Inc. (a)	6,484	133,441
Rudolph Technologies Inc. (a)	6,771	23,902
Ryland Group Inc.	9,308	164,472
Sauer-Danfoss Inc.	2,436	21,315
Semitool Inc. (a)	5,123	15,625
Skyline Corp.	1,501	30,005
Smith & Wesson Holding Corp. (a)	8,229	18,680
Sonic Solutions (a)	5,168	9,096
Standard Pacific Corp. (a)	27,253	48,510
Standex International Corp.	2,808	55,711
Sun Hydraulics Corp.	2,559	48,212
Symmetricom Inc. (a)	9,478	37,438
Synthesis Energy Systems Inc. (a)	5,471	3,720
TAL International Group Inc.	3,230	45,543
Taser International Inc. (a)	12,934	68,292
Team Inc. (a)	4,053	112,268
Technitrol Inc.	8,988	31,278
Tecumseh Products Co. Class A (a)	3,579	34,287
Teledyne Technologies Inc. (a)	7,788	346,955
Tennant Co.	3,644	56,118
Textainer Group Holdings Ltd.	2,096	22,218
The Gormann-Rupp Co.	3,103	96,565
Thermadyne Holdings Corp. (a)	2,931	20,136
Titan International Inc.	7,535	62,164
Titan Machinery Inc. (a)	1,604	22,552
TransDigm Group Inc. (a)	7,301	245,095
Triumph Group Inc.	3,630	154,130
TurboChef Technologies Inc. (a)	5,161	25,341
Twin Disc Inc.	1,842	12,691

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Durable Products (Cont.)
Ultra Clean Holdings Inc. (a)	4,366	$8,776
Ultratech Inc. (a)	5,186	62,025
Veeco Instruments Inc. (a)	7,033	44,589
Vicor Corp.	4,252	28,106
Wabtec Corp.	10,637	422,821
Watts Water Technologies Inc.	6,366	158,959
Woodward Governor Co.	12,902	297,004
Zygo Corp. (a)	3,302	22,817

		12,584,845

Financial Services (23.05%)
1st Source Corp.	3,385	79,988
Abington Bancorp Inc.	5,360	49,580
Acadia Realty Trust	7,086	101,117
Advance America Cash Advance Centers Inc.	9,722	18,375
Advanta Corp. Class B	8,398	17,552
Advent Software Inc. (a)	3,667	73,230
Agree Realty Corp.	1,730	31,365
Aircastle Ltd.	10,241	48,952
Alexander’s Inc.	449	114,450
Ambac Financial Group Inc.	62,982	81,877
Amcore Financial Inc.	4,891	17,705
American Campus Communities Inc.	9,282	190,095
American Capital Agency Corp.	2,189	46,757
American Equity Investment Life Holding Co.	11,990	83,930
American Physicians Capital Inc.	1,844	88,696
American Safety Insurance Holdings Ltd. (a)	2,322	30,674
Ameris Bancorp	2,760	32,706
Amerisafe Inc. (a)	4,129	84,768
Ames National Corp.	1,410	37,421
Ampal-American Israel Corp. (a)	4,533	2,629
AmTrust Financial Services Inc.	3,481	40,380
Anchor Bancorp Wisconsin Inc.	3,898	10,758
Anthracite Capital Inc.	12,047	26,865
Anworth Mortgage Asset Corp.	18,109	116,441
Apollo Investment Corp.	31,254	290,975
Arbor Realty Trust Inc.	3,036	8,956
Ares Capital Corp.	21,343	135,101
Argo Group International Holdings Ltd. (a)	6,745	228,790
Arrow Financial Corp.	2,001	50,305
Ashford Hospitality Trust Inc.	26,290	30,234
Aspen Insurance Holdings Ltd.	18,766	455,075
Asset Acceptance Capital Corp. (a)	3,279	16,756
Assured Guaranty Ltd.	12,260	139,764
Avatar Holdings Inc. (a)	1,336	35,431
Baldwin & Lyons Inc.	1,878	34,161
BancFirst Corp.	1,654	87,530

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Banco Latinoamericano de
Exportaciones SA	5,988	$85,988
BancTrust Financial Group Inc.	3,839	56,664
Bank Mutual Corp.	11,083	127,898
Bank of the Ozarks Inc.	2,710	80,324
BankFinancial Corp.	4,326	44,082
Bankrate Inc. (a)	2,795	106,210
Banner Corp.	3,073	28,917
Beneficial Mutual Bancorp Inc. (a)	7,546	84,893
Berkshire Hills Bancorp Inc.	2,631	81,193
BGC Partners Inc. Class A	7,035	19,417
BioMed Realty Trust Inc.	17,628	206,600
BlackRock Kelso Capital Corp.	2,843	28,032
Boston Private Financial Holdings Inc.	11,704	80,055
Broadpoint Securities Group Inc. (a)	5,255	15,607
Brookline Bancorp Inc.	13,097	139,483
Brooklyn Federal Bancorp Inc.	733	10,299
Bryn Mawr Bank Corp.	1,505	30,251
Calamos Asset Management Inc. Class A	4,572	33,833
Camden National Corp.	1,686	45,488
Capital City Bank Group Inc.	2,640	71,914
Capital Southwest Corp.	669	72,359
Capital Trust Inc.	3,648	13,133
Capitol Bancorp Ltd.	3,354	26,161
CapLease Inc.	10,014	17,324
Capstead Mortgage Corp.	11,771	126,774
Cardinal Financial Corp.	5,292	30,111
Cardtronics Inc. (a)	2,497	3,221
Care Investment Trust Inc.	2,905	22,630
Cascade Bancorp	4,571	30,854
Cash America International Inc.	6,399	175,013
Cass Information Systems Inc.	1,559	47,487
Castlepoint Holdings Ltd.	7,337	99,490
Cathay General Bancorp	10,663	253,246
Cedar Shopping Centers Inc.	8,414	59,571
Centerstate Banks of Florida Inc.	2,020	34,320
Central Pacific Financial Corp.	6,221	62,459
Chemical Financial Corp.	5,342	148,935
Chimera Investment Corp.	24,825	85,646
China Direct Inc. (a)	1,483	2,150
Citizens & Northern Corp.	1,964	38,789
Citizens Inc. (a)	8,189	79,433
Citizens Republic Bancorp Inc.	27,649	82,394
City Bank	3,020	15,704
City Holding Co.	3,538	123,052
Clifton Savings Bancorp Inc.	2,287	27,124
CNA Surety Corp. (a)	3,537	67,910
CoBiz Financial Inc.	4,130	40,226
Cohen & Steers Inc.	3,684	40,487
Colonial BancGroup Inc.	44,337	91,778
Colonial Properties Trust	10,424	86,832
Columbia Banking Systems Inc.	3,985	47,541

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Community Bank System Inc.	7,159	$174,608
Community Trust Bancorp Inc.	3,207	117,857
CompuCredit Corp. (a)	4,225	23,364
Consolidated-Tomoka Land Co.	1,176	44,911
Corporate Office Properties Trust	9,210	282,747
Corus Bankshares Inc.	7,973	8,850
Cousins Properties Inc.	8,317	115,190
Crawford & Co. Class B (a)	5,610	81,569
Credit Acceptance Corp. (a)	1,302	17,837
CVB Financial Corp.	14,526	172,859
CyberSource Corp. (a)	15,156	181,720
Danvers Bancorp Inc.	3,911	52,290
DCT Industrial Trust Inc.	37,726	190,894
Delphi Financial Group Inc.	9,073	167,306
Deluxe Corp.	11,313	169,242
Diamond Hill Investment Group	451	29,315
DiamondRock Hospitality Co.	20,821	105,562
Dime Community Bancshares	5,147	68,455
Dollar Financial Corp. (a)	5,319	54,786
Donegal Group Inc.	2,812	47,157
Doral Financial Corp. (a)	1,174	8,805
Duff & Phelps Corp. Class A (a)	2,322	44,397
DuPont Fabros Technology Inc.	2,619	5,421
East West Bancorp Inc.	13,926	222,398
EastGroup Properties Inc.	5,468	194,551
Education Realty Trust Inc.	6,267	32,714
eHealth Inc. (a)	5,471	72,655
Electro Rent Corp.	4,724	52,720
EMC Insurance Group Inc.	1,379	35,371
Employers Holdings Inc.	10,857	179,140
Encore Bancshares Inc. (a)	1,407	15,477
Encore Capital Group Inc. (a)	3,198	23,026
Enstar Group Ltd. (a)	1,208	71,441
Enterprise Financial Services Corp.	2,423	36,927
Entertainment Properties Trust	7,210	214,858
Epoch Holding Corp.	2,217	16,827
Equity Lifestyle Properties Inc.	4,469	171,431
Equity One Inc.	7,077	125,263
ESSA Bancorp Inc.	3,722	52,592
Euronet Worldwide Inc. (a)	10,351	120,175
Evercore Partners Inc.	2,131	26,616
Exlservice Holdings Inc. (a)	3,119	26,730
Extra Space Storage Inc.	17,453	180,115
Fair Isaac Corp.	10,682	180,099
Farmers Capital Bank Corp.	1,358	33,162
FBL Financial Group Inc.	2,889	44,635
FBR Capital Markets Corp. (a)	6,434	31,269
FCStone Group Inc. (a)	4,985	22,084
Federal Agricultural Mortgage Corp. Class C	2,121	7,424
FelCor Lodging Trust Inc.	13,814	25,418
Fifth Street Finance Corp.	2,192	16,550
Financial Federal Corp.	5,527	128,613

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Financial Institutions Inc.	2,403	$34,483
First Acceptance Corp. (a)	3,296	9,558
First Bancorp (North Carolina)	3,147	57,747
First BanCorp (Puerto Rico)	15,637	174,196
First Bancorp Inc.	1,896	37,711
First Busey Corp.	5,401	98,514
First Cash Financial Services Inc. (a)	4,362	83,140
First Commonwealth Financial Corp.	17,340	214,669
First Community Bancshares Inc.	2,044	71,274
First Financial Bancorp	8,226	101,920
First Financial Bankshares Inc.	4,566	252,089
First Financial Corp. Indiana	2,591	106,205
First Financial Holdings Inc.	2,655	53,737
First Financial Northwest Inc.	5,010	46,793
First Industrial Realty Trust Inc.	9,734	73,492
First Marblehead Corp. (a)	15,151	19,545
First Merchants Corp.	3,995	88,729
First Mercury Financial Corp. (a)	3,186	45,432
First Midwest Bancorp Inc.	10,668	213,040
First Niagara Financial Group Inc.	26,000	420,420
First Place Financial Corp. Ohio	3,970	15,205
First Potomac Realty Trust	5,414	50,350
First South Bancorp Inc.	1,918	24,090
FirstFed Financial Corp. (a)	2,963	5,185
FirstMerit Corp.	17,765	365,781
Flagstar Bancorp Inc. (a)	10,193	7,237
Flagstone Reinsurance Holdings Ltd.	6,609	64,570
Flushing Financial Corp.	4,784	57,217
FNB Corp. (PA)	18,894	249,401
Fox Chase Bancorp Inc. (a)	1,345	14,795
FPIC Insurance Group Inc. (a)	1,936	84,758
Franklin Street Properties Corp.	12,972	191,337
Friedman Billings Ramsey Group Inc. (a)	33,762	5,740
Frontier Financial Corp.	10,318	44,986
FX Real Estate and Entertainment Inc. (a)	1,540	231
GAMCO Investors Inc.	1,663	45,433
Getty Realty Corp.	3,991	84,050
GFI Group Inc.	14,513	51,376
Glacier Bancorp Inc.	12,462	237,027
Gladstone Capital Corp.	4,627	37,432
Gladstone Investment Corp.	4,835	23,740
Glimcher Realty Trust	8,307	23,343
Global Cash Access Holdings Inc. (a)	9,023	20,031
Gramercy Capital Corp.	9,141	11,700
Green Bankshares Inc.	2,875	38,928
Greenhill & Co. Inc.	3,806	265,545
Greenlight Capital Re Ltd. Class A (a)	6,326	82,175
Grubb & Ellis Co.	8,158	10,116
Guaranty Bancorp (a)	12,018	24,036
Guaranty Financial Group Inc. (a)	8,161	21,300
H&E Equipment Services Inc. (a)	3,553	27,394
Hallmark Financial Services Inc. (a)	1,482	12,997

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Hancock Holding Co.	5,653	$256,985
Hanmi Financial Corp.	9,069	18,682
Harleysville Group Inc.	2,869	99,640
Harleysville National Corp.	9,408	135,852
Harris & Harris Group Inc. (a)	5,103	20,157
Hatteras Financial Corp.	2,921	77,699
Healthcare Realty Trust Inc.	12,913	303,197
Heartland Financial USA Inc.	2,871	59,114
Heartland Payment Systems Inc.	5,359	93,783
Hercules Technology Growth Capital Inc.	7,299	57,808
Heritage Commerce Corp.	2,529	28,426
Hersha Hospitality Trust	9,181	27,543
Highwoods Properties Inc.	13,937	381,316
Home Bancshares Inc.	2,854	76,915
Home Federal Bancorp Inc.	1,432	15,351
Home Properties Inc.	6,941	281,805
Horace Mann Educators Corp.	8,790	80,780
Huron Consulting Group Inc. (a)	4,552	260,693
IBERIABANK Corp.	3,153	151,344
Independence Holding Co.	1,268	4,577
Independent Bank Corp. (MA)	3,571	93,417
Infinity Property & Casualty Corp.	3,144	146,919
Inland Real Estate Corp.	12,593	163,457
Integra Bank Corp.	4,759	6,520
Interactive Brokers Group Inc. Class A (a)	8,921	159,597
Interactive Data Corp.	8,037	198,192
International Assets Holding Corp. (a)	923	7,919
International Bancshares Corp.	11,206	244,627
Investors Bancorp Inc. (a)	9,685	130,070
Investors Real Estate Trust	12,705	136,071
IPC Holdings Ltd.	10,259	306,744
Jer Investors Trust Inc.	5,288	4,918
Kansas City Life Insurance Co.	1,005	43,567
Kayne Anderson Energy Development Co.	2,444	18,354
KBW Inc. (a)	5,749	132,227
Kearny Financial Corp.	4,186	53,581
Kite Realty Group Trust	4,317	24,003
Knight Capital Group Inc. Class A (a)	20,646	333,433
Kohlberg Capital Corp.	3,792	13,803
LaBranche & Co. Inc. (a)	11,242	53,849
Ladenburg Thalmann Financial Services Inc. (a)	22,474	16,181
Lakeland Bancorp Inc.	4,500	50,670
Lakeland Financial Corp.	2,682	63,885
LaSalle Hotel Properties	8,812	97,373
Lexington Realty Trust	13,623	68,115
Life Partners Holdings Inc.	1,297	56,601
LTC Properties Inc.	5,063	102,678
Maguire Properties Inc. (a)	8,407	12,274

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Maiden Holdings Ltd.	10,780	$33,741
MainSource Financial Group Inc.	4,158	64,449
MarketAxess Holdings Inc. (a)	6,795	55,447
Max Capital Group Ltd.	12,403	219,533
MB Financial Inc.	7,630	213,259
MCG Capital Corp.	16,590	11,779
McGrath Rentcorp	5,099	108,915
Meadowbrook Insurance Group Inc.	12,479	80,365
Medallion Financial Corp.	3,251	24,805
Medical Properties Trust Inc.	14,576	91,975
Meridian Interstate Bancorp Inc. (a)	2,297	21,247
Meruelo Maddux Properties Inc. (a)	9,002	11,162
MFA Mortgage Investments Inc.	43,393	255,585
Mid-America Apartment
Communities Inc.	5,769	214,376
Midwest Banc Holdings Inc.	4,781	6,693
Mission West Properties Inc.	4,317	33,025
Monmouth Real Estate Investment Corp. Class A	4,326	30,282
Montpelier Re Holdings Ltd.	20,549	345,018
Move Inc. (a)	28,154	45,046
MVC Capital Inc.	5,331	58,481
Nara Bancorp Inc.	4,776	46,948
NASB Financial Inc.	797	21,519
National Financial Partners Corp.	8,677	26,378
National Health Investors Inc.	4,891	134,160
National Interstate Corp.	1,344	24,017
National Penn Bancshares Inc.	17,461	253,359
National Retail Properties Inc.	17,181	295,341
National Western Life Insurance Co.	508	85,938
Navigators Group Inc. (a)	2,893	158,855
NBT Bancorp Inc.	6,977	195,077
Nelnet Inc.	3,948	56,575
NewAlliance Bancshares Inc.	24,038	316,580
Newcastle Investment Corp.	11,583	9,730
NewStar Financial Inc. (a)	5,235	20,888
NGP Capital Resources Co.	4,746	39,724
Northfield Bancorp Inc.	4,198	47,228
NorthStar Realty Finance Corp.	12,578	49,180
Northwest Bancorp Inc.	3,850	82,313
NYMAGIC Inc.	1,234	23,508
OceanFirst Financial Corp.	1,936	32,138
Ocwen Financial Corp. (a)	8,003	73,468
Odyssey Re Holdings Corp.	4,829	250,190
Old National Bancorp	14,544	264,119
Old Second Bancorp Inc.	3,093	35,879
Omega Healthcare Investors Inc.	17,982	287,173
One Liberty Properties Inc.	1,747	15,374
Online Resources Corp. (a)	6,193	29,355
optionsXpress Holdings Inc.	9,300	124,248
Oriental Financial Group Inc.	5,331	32,253
Oritani Financial Corp. (a)	2,844	47,921
Pacific Capital Bancorp	10,180	171,838

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Pacific Continental Corp.	2,334	$34,940
PacWest Bancorp	5,292	142,355
Park National Corp.	2,513	180,308
Parkway Properties Inc.	3,289	59,202
Patriot Capital Funding Inc.	4,554	16,577
Peapack-Gladstone Financial Corp.	1,819	48,458
PennantPark Investment Corp.	4,727	17,064
Pennsylvania Commerce Bancorp Inc. (a)	1,134	30,232
Pennsylvania Real Estate Investment Trust	7,732	57,603
Penson Worldwide Inc. (a)	3,684	28,072
Peoples Bancorp Inc.	2,164	41,397
Phoenix Companies Inc.	25,131	82,178
PICO Holdings Inc. (a)	3,553	94,439
Pinnacle Financial Partners Inc. (a)	4,961	147,887
Piper Jaffray Co. (a)	4,113	163,533
Platinum Underwriters Holdings Ltd.	10,750	387,860
PMA Capital Corp. (a)	7,092	50,211
PMI Group Inc.	17,810	34,730
Portfolio Recovery Associates Inc. (a)	3,281	111,029
Post Properties Inc.	9,692	159,918
Potlatch Corp.	8,656	225,143
PremierWest Bancorp	4,235	28,332
Presidential Life Corp.	4,808	47,551
Primus Guaranty Ltd. (a)	5,119	5,836
PrivateBancorp Inc.	4,649	150,907
ProAssurance Corp. (a)	7,093	374,369
Prospect Capital Corp.	5,765	69,007
Prosperity Bancshares Inc.	8,610	254,770
Provident Bankshares Corp.	7,391	71,397
Provident Financial Services Inc.	13,261	202,893
Provident New York Bancorp	8,711	108,016
PS Business Parks Inc.	3,300	147,378
Pzena Investment Management Inc. Class A	1,311	5,532
Radian Group Inc.	17,615	64,823
RAIT Financial Trust	13,604	35,370
Ramco-Gershenson Properties Trust	3,737	23,095
Realty Income Corp.	22,261	515,342
Redwood Trust Inc.	7,216	107,591
Renasant Corp.	4,597	78,287
Republic Bancorp Inc. (Kentucky)	2,036	55,379
Resource America Inc.	2,649	10,596
Riskmetrics Group Inc. (a)	4,716	70,221
RLI Corp.	4,109	251,306
Rockville Financial Inc.	1,779	24,853
Roma Financial Corp.	2,179	27,434
S&T Bancorp Inc.	5,162	183,251
Safety Insurance Group Inc.	3,571	135,912
Sanders Morris Harris Group Inc.	4,259	25,511
Sandy Spring Bancorp Inc.	3,602	78,632

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
Santander BanCorp	864	$10,791
Saul Centers Inc.	2,145	84,728
SCBT Financial Corp.	2,236	77,142
Seabright Insurance Holdings (a)	4,651	54,603
Seacoast Banking Corp. of Florida	2,970	19,602
Selective Insurance Group Inc.	11,784	270,207
Senior Housing Properties Trust	25,064	449,147
Shore Bancshares Inc.	1,840	44,142
Sierra Bancorp	1,626	34,146
Signature Bank (a)	7,719	221,458
Simmons First National Corp.	3,107	91,563
Smithtown Bancorp Inc.	2,154	34,529
South Financial Group Inc.	15,498	66,951
Southside Bancshares Inc.	2,688	63,168
Southwest Bancorp Inc.	3,244	42,042
Sovran Self Storage Inc.	4,800	172,800
State Auto Financial Corp.	3,126	93,968
State Bancorp Inc.	3,136	30,545
StellarOne Corp.	4,955	83,740
Sterling Bancorp NY	3,935	55,208
Sterling Bancshares Inc. TX	16,060	97,645
Sterling Financial Corp. WA	11,875	104,500
Stewart Information Services Corp.	3,746	87,994
Stifel Financial Corp. (a)	5,625	257,906
Strategic Hotels & Resorts Inc.	16,341	27,453
Suffolk Bancorp	2,063	74,124
Sun Bancorp Inc. (New Jersey) (a)	3,097	23,197
Sun Communities Inc.	3,611	50,554
Sunstone Hotel Investors Inc.	11,288	69,873
Susquehanna Bancshares Inc.	18,891	300,556
SVB Financial Group (a)	6,579	172,567
SWS Group Inc.	5,343	101,250
SY Bancorp Inc.	2,941	80,878
Tanger Factory Outlet Centers Inc.	6,929	260,669
Texas Capital Bancshares Inc. (a)	6,065	81,028
TheStreet.com Inc.	4,712	13,665
Thomas Weisel Partners Group Inc. (a)	4,908	23,166
TNS Inc. (a)	5,371	50,434
Tompkins Financial Corp.	1,328	76,958
Tower Group Inc.	4,435	125,111
TowneBank	4,554	112,894
TradeStation Group Inc. (a)	7,051	45,479
Trico Bancshares	3,216	80,304
Trustco Bank Corp. NY	16,617	158,028
Trustmark Corp.	10,874	234,770
U-Store-It Trust	10,873	48,385
U.S. Global Investors Inc. Class A	2,775	13,570
UCBH Holdings Inc.	24,222	166,647
UMB Financial Corp.	6,827	335,479
Umpqua Holdings Corp.	13,196	190,946
Union Bankshares Corp.	2,955	73,284
United America Indemnity Ltd. Class A (a)	4,436	56,825

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Financial Services (Cont.)
United Bankshares Inc.	8,316	$276,258
United Capital Corp. (a)	386	7,002
United Community Banks Inc.	8,850	120,183
United Community Financial Corp.	5,572	5,015
United Financial Bancorp Inc.	3,893	58,940
United Fire & Casualty Co.	4,998	155,288
United Security Bancshares	2,017	23,357
Universal American Corp. (a)	8,645	76,249
Universal Health Realty Income Trust	2,529	83,229
Univest Corp. of Pennsylvania	2,807	90,217
Urstadt Biddle Properties Inc.	4,525	72,083
Validus Holdings Ltd.	14,156	370,321
ViewPoint Financial Group	2,260	36,273
W Holding Company Inc.	457	4,707
Washington Real Estate Investment Trust	11,487	325,082
Washington Trust Bancorp Inc.	2,589	51,133
Waterstone Financial Inc. (a)	1,525	5,109
WesBanco Inc.	5,828	158,580
West Bancorporation	3,812	46,697
West Coast Bancorp (Oregon)	3,639	23,981
Westamerica Bancorporation	6,376	326,132
Western Alliance Bancorp (a)	3,980	40,158
Westfield Financial Inc.	6,950	71,724
Westwood Holdings Group Inc.	1,176	33,410
Wilshire Bancorp Inc.	4,217	38,290
Winthrop Realty Trust	2,300	24,932
Wintrust Financial Corp.	5,183	106,614
World Acceptance Corp. (a)	3,638	71,887
Wright Express Corp. (a)	8,524	107,402
WSFS Financial Corp.	1,364	65,458
Yadkin Valley Financial Corp.	2,508	35,739
Zenith National Insurance Corp.	8,173	258,022

		39,674,301

Health Care (14.26%)
Abaxis Inc. (a)	4,760	76,303
Abiomed Inc. (a)	7,460	122,493
Acadia Pharmaceuticals Inc. (a)	7,514	6,763
Accelrys Inc. (a)	5,864	25,567
Accuray Inc. (a)	7,915	40,841
Acorda Therapeutics Inc. (a)	8,126	166,664
Acura Pharmaceuticals Inc. (a)	1,778	13,051
Adolor Corp. (a)	10,092	16,753
Affymax Inc. (a)	2,296	22,937
Affymetrix Inc. (a)	15,246	45,586
Air Methods Corp. (a)	2,354	37,640
Akorn Inc. (a)	12,611	29,005
Albany Molecular Research Inc. (a)	5,087	49,547
Alexion Pharmaceuticals Inc. (a)	16,888	611,177
Alexza Pharmaceuticals Inc. (a)	5,289	16,766
Align Technology Inc. (a)	13,613	119,114

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Alkermes Inc. (a)	20,840	$221,946
Alliance Imaging Inc. (a)	5,809	46,298
Allos Therapeutics Inc. (a)	11,622	71,127
Allscripts-Misys Healthcare Solutions Inc.	30,206	299,644
Almost Family Inc. (a)	1,394	62,702
Alnylam Pharmaceuticals Inc. (a)	7,813	193,216
Alphatec Holdings Inc. (a)	5,450	12,808
AMAG Pharmaceuticals Inc. (a)	3,732	133,792
Amedisys Inc. (a)	5,822	240,682
American Medical Systems Holdings Inc. (a)	15,984	143,696
American Oriental Bioengineering Inc. (a)	13,552	92,018
AMERIGROUP Corp. (a)	11,763	347,244
Amicus Therapeutics Inc. (a)	1,078	8,602
Amsurg Corp. (a)	6,913	161,349
Analogic Corp.	2,943	80,285
Angiodynamics Inc. (a)	5,306	72,639
Ardea Biosciences Inc. (a)	2,363	28,285
Arena Pharmaceuticals Inc. (a)	16,548	69,005
Ariad Pharmaceuticals Inc. (a)	15,844	13,467
ArQule Inc. (a)	9,294	39,221
Array Biopharma Inc. (a)	10,688	43,286
Arthrocare Corp. (a)	5,875	28,024
Assisted Living Concepts Inc. Class A (a)	12,036	49,949
athenahealth Inc. (a)	4,534	170,569
Atrion Corp.	329	31,946
Auxilium Pharmaceuticals Inc. (a)	9,041	257,126
Bio-Rad Laboratories Inc. (a)	4,161	313,365
Bio-Reference Labs Inc. (a)	2,601	68,224
Biodel Inc. (a)	2,352	11,337
BioForm Medical Inc. (a)	4,777	4,347
BioMimetic Therapeutics Inc. (a)	2,903	26,766
BMP Sunstone Corp. (a)	5,087	28,335
Bruker Corp. (a)	11,096	44,828
Cadence Pharmaceuticals Inc. (a)	4,871	35,217
Caliper Life Sciences Inc. (a)	10,458	10,144
Cambrex Corp. (a)	6,570	30,353
Cantel Medical Corp. (a)	2,732	40,078
Capital Senior Living Corp. (a)	4,614	13,750
Caraco Pharmaceutical Laboratories Ltd. (a)	2,208	13,071
Cardiac Science Corp. (a)	4,258	31,935
CardioNet Inc. (a)	984	24,256
Catalyst Health Solutions Inc. (a)	7,241	176,318
Celera Corp. (a)	17,570	195,554
Cell Genesys Inc. (a)	18,697	4,113
Celldex Therapeutics Inc. (a)	3,272	25,914
Centene Corp. (a)	9,532	187,876
Cepheid Inc. (a)	12,508	129,833

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
China Sky One Medical Inc. (a)	1,622	$25,936
Clinical Data Inc. (a)	2,270	20,203
Columbia Laboratories Inc. (a)	10,253	13,021
Computer Programs & Systems Inc.	2,152	57,674
Conceptus Inc. (a)	6,632	100,939
Conmed Corp. (a)	6,293	150,654
Corvel Corp. (a)	1,758	38,641
Cougar Biotechnology Inc. (a)	3,273	85,098
CryoLife Inc. (a)	6,105	59,280
Cubist Pharmaceuticals Inc. (a)	12,387	299,270
CV Therapeutics Inc. (a)	13,333	122,797
Cyberonics Inc. (a)	5,286	87,589
Cynosure Inc. Class A (a)	2,094	19,118
Cypress Bioscience Inc. (a)	8,234	56,321
Cytokinetics Inc. (a)	8,077	23,019
Cytori Therapeutics Inc. (a)	4,358	15,732
Datascope Corp.	2,888	150,869
Dendreon Corp. (a)	20,457	93,693
DepoMed Inc. (a)	10,518	17,355
Dexcom Inc. (a)	5,748	15,864
Discovery Laboratories Inc. (a)	21,188	23,731
Durect Corp. (a)	18,266	61,922
Dyax Corp. (a)	12,182	44,342
Eclipsys Corp. (a)	11,943	169,471
Emergency Medical Services Corp. Class A (a)	2,062	75,490
Emergent Biosolutions Inc. (a)	2,962	77,338
Emeritus Corp. (a)	4,320	43,330
Ensign Group Inc.	1,816	30,400
Enzo Biochem Inc. (a)	7,253	35,467
Enzon Pharmaceuticals Inc. (a)	9,816	57,227
eResearch Technology Inc. (a)	9,493	62,939
ev3 Inc. (a)	15,437	94,166
Exactech Inc. (a)	1,542	25,967
Exelixis Inc. (a)	23,080	115,862
Facet Biotech Corp. (a)	5,242	50,271
Five Star Quality Care Inc. (a)	6,970	10,664
Genomic Health Inc. (a)	2,995	58,343
Genoptix Inc. (a)	1,824	62,162
Gentiva Health Services Inc. (a)	5,589	163,534
Geron Corp. (a)	17,088	79,801
Greatbatch Inc. (a)	5,018	132,776
GTx Inc. (a)	4,085	68,791
Haemonetics Corp. (a)	5,652	319,338
Halozyme Therapeutics Inc. (a)	13,012	72,867
Hanger Orthopedic Group Inc. (a)	6,755	98,015
Hansen Medical Inc. (a)	3,740	27,003
Healthcare Services Group Inc.	9,449	150,523
Healthsouth Corp. (a)	19,203	210,465
Healthspring Inc. (a)	10,853	216,734
Healthways Inc. (a)	7,720	88,626
HMS Holdings Corp. (a)	5,487	172,950
Human Genome Sciences Inc. (a)	29,747	63,064

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
I-Flow Corp. (a)	4,736	$22,733
ICU Medical Inc. (a)	2,610	86,495
Idenix Pharmaceuticals Inc. (a)	5,477	31,712
Idera Pharmaceuticals Inc. (a)	4,508	34,621
Immucor Inc. (a)	15,390	409,066
ImmunoGen Inc. (a)	11,414	48,966
Immunomedics Inc. (a)	14,307	24,322
Incyte Corp. (a)	16,717	63,357
Indevus Pharmaceuticals Inc. (a)	16,960	53,254
Inspire Pharmaceuticals Inc. (a)	9,249	33,296
Insulet Corp. (a)	4,023	31,058
Integra LifeSciences Holdings Corp. (a)	3,911	139,114
InterMune Inc. (a)	6,935	73,372
Invacare Corp.	7,044	109,323
IPC The Hospitalist Co. (a)	1,231	20,718
IRIS International Inc. (a)	4,038	56,290
Isis Pharmaceuticals Inc. (a)	19,906	282,267
Javelin Pharmaceuticals Inc. (a)	10,759	13,449
Jazz Pharmaceuticals Inc. (a)	1,269	2,449
Kendle International Inc. (a)	2,851	73,328
Kensey Nash Corp. (a)	1,587	30,804
Kindred Healthcare Inc. (a)	6,098	79,396
KV Pharmaceutical Co. Class A (a)	7,460	21,485
Landauer Inc.	2,040	149,532
Lexicon Pharmaceuticals Inc. (a)	17,580	24,612
LHC Group Inc. (a)	3,211	115,596
Life Sciences Research Inc. (a)	1,915	18,001
Ligand Pharmaceuticals Inc. Class B (a)	18,029	49,399
Luminex Corp. (a)	8,952	191,215
Magellan Health Services Inc. (a)	8,896	348,367
MannKind Corp. (a)	11,448	39,267
MAP Pharmaceuticals Inc. (a)	1,706	11,908
Marshall Edwards Inc. (a)	4,186	2,930
Martek Biosciences Corp. (a)	7,220	218,838
Masimo Corp. (a)	10,122	301,939
Maxygen Inc. (a)	4,923	43,913
Medarex Inc. (a)	28,035	156,435
MedAssets Inc. (a)	3,348	48,881
Medcath Corp. (a)	3,490	36,436
Medical Action Industries Inc. (a)	3,253	32,530
Medicines Co. (a)	11,425	168,290
Medicis Pharmaceutical Corp.	12,399	172,346
Medivation Inc. (a)	5,592	81,475
Mentor Corp.	7,433	229,903
Meridian Bioscience Inc.	8,822	224,696
Merit Medical Systems Inc. (a)	6,164	110,521
Metabolix Inc. (a)	4,159	52,902
Micrus Endovascular Corp. (a)	3,408	39,567
MiddleBrook Pharmaceuticals Inc. (a)	7,842	11,763
Molecular Insight Pharmaceuticals Inc. (a)	3,868	16,632
Molina Healthcare Inc. (a)	3,187	56,123
Momenta Pharmaceuticals Inc. (a)	5,713	66,271

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Myriad Genetics Inc. (a)	9,809	$649,944
Nabi Biopharmaceuticals (a)	11,390	38,157
Nanosphere Inc. (a)	2,818	13,414
National Healthcare Corp.	1,863	94,342
National Research Corp.	371	10,744
Natus Medical Inc. (a)	6,053	78,386
Nektar Therapeutics (a)	20,275	112,729
Neogen Corp. (a)	3,162	78,987
Neurocrine Biosciences Inc. (a)	8,635	27,632
Nighthawk Radiology Holdings Inc. (a)	5,496	26,711
Novavax Inc. (a)	11,410	21,565
Noven Pharmaceuticals Inc. (a)	5,444	59,884
NPS Pharmaceuticals Inc. (a)	10,344	64,236
NuVasive Inc. (a)	7,815	270,790
NxStage Medical Inc. (a)	4,142	11,059
Obagi Medical Products Inc. (a)	3,884	28,975
Odyssey HealthCare Inc. (a)	7,191	66,517
Omnicell Inc. (a)	7,276	88,840
Onyx Pharmaceuticals Inc. (a)	12,213	417,196
Opko Health Inc. (a)	10,460	16,945
Optimer Pharmaceuticals Inc. (a)	5,301	64,195
OraSure Technologies Inc. (a)	10,350	38,088
Orexigen Therapeutics Inc. (a)	4,388	24,485
Orthofix International NV (a)	3,752	57,518
Orthovita Inc. (a)	14,487	49,111
OSI Pharmaceuticals Inc. (a)	12,569	490,819
Osiris Therapeutics Inc. (a)	3,287	62,979
Owens & Minor Inc.	9,035	340,168
Pain Therapeutics Inc. (a)	7,727	45,744
Palomar Medical Technologies Inc. (a)	4,226	48,726
Par Pharmaceutical Companies Inc. (a)	7,583	101,688
Parexel International Corp. (a)	12,439	120,783
PDL BioPharma Inc.	26,214	162,003
Pharmanet Development Group Inc. (a)	4,240	3,858
Pharmasset Inc. (a)	3,433	45,007
PharMerica Corp. (a)	6,680	104,676
Phase Forward Inc. (a)	9,397	117,650
Pozen Inc. (a)	5,665	28,552
Progenics Pharmaceuticals Inc. (a)	5,845	60,262
Protalix BioTherapeutics Inc. (a)	2,332	4,291
PSS World Medical Inc. (a)	13,614	256,215
Psychiatric Solutions Inc. (a)	12,179	339,185
Quality Systems Inc.	3,843	167,632
Questcor Pharmaceuticals Inc. (a)	11,843	110,258
Quidel Corp. (a)	6,319	82,589
Radnet Inc. (a)	4,669	15,641
Regeneron Pharmaceuticals Inc. (a)	13,624	250,137
RehabCare Group Inc. (a)	4,003	60,685
Repligen Corp. (a)	6,799	25,700
Res-Care Inc. (a)	5,445	81,784
Rexahn Pharmaceuticals Inc. (a)	6,378	5,676
Rigel Pharmaceuticals Inc. (a)	8,013	64,104
RTI Biologics Inc. (a)	11,797	32,560

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Salix Pharmaceuticals Ltd. (a)	10,477	$92,512
Sangamo BioSciences Inc. (a)	8,033	27,955
Savient Pharmaceuticals Inc. (a)	11,914	68,982
Seattle Genetics Inc. (a)	13,298	118,884
Sequenom Inc. (a)	12,833	254,607
Sirona Dental Systems Inc. (a)	3,705	38,903
Skilled Healthcare Group Inc. Class A (a)	3,845	32,452
Somanetics Corp. (a)	2,819	46,542
SonoSite Inc. (a)	3,689	70,386
Spectranetics Corp. (a)	7,119	18,581
Stereotaxis Inc. (a)	6,177	27,179
STERIS Corp.	12,869	307,440
Sucampo Pharmaceuticals Inc. (a)	1,995	11,471
Sun Healthcare Group Inc. (a)	9,521	84,261
Sunrise Senior Living Inc. (a)	9,860	16,565
SurModics Inc. (a)	3,384	85,514
Symmetry Medical Inc. (a)	7,788	62,070
Synovis Life Technologies Inc. (a)	2,731	51,179
Synta Pharmaceuticals Corp. (a)	3,657	22,381
Targacept Inc. (a)	3,967	14,123
Theravance Inc. (a)	11,364	140,800
Thoratec Corp. (a)	11,966	388,775
TomoTherapy Inc. (a)	8,980	21,372
TranS1 Inc. (a)	2,672	19,265
Triple-S Management Corp. Class B (a)	3,110	35,765
U.S. Physical Therapy Inc. (a)	2,600	34,658
United Therapeutics Corp. (a)	4,948	309,497
Valeant Pharmaceuticals International (a)	13,975	320,028
ViroPharma Inc. (a)	16,001	208,333
Virtual Radiologic Corp. (a)	1,526	12,940
Vision-Sciences Inc. (a)	3,669	5,614
Vital Images Inc. (a)	3,822	53,164
VIVUS Inc. (a)	15,147	80,582
Vnus Medical Technologies (a)	2,852	46,259
Volcano Corp. (a)	10,363	155,445
West Pharmaceutical Services Inc.	7,103	268,280
Wright Medical Group Inc. (a)	8,165	166,811
Xenoport Inc. (a)	5,521	138,467
XOMA Ltd. (a)	29,153	18,075
Zoll Medical Corp. (a)	4,589	86,686
ZymoGenetics Inc. (a)	8,495	25,485

		24,540,672

Materials & Processes (7.78%)
A. Schulman Inc.	5,950	101,150
Aaon Inc.	2,941	61,408
AbitibiBowater Inc. (a)	11,248	5,287
Aceto Corp.	5,355	53,604
Acuity Brands Inc.	8,923	311,502
AEP Industries Inc. (a)	1,269	22,309
AgFeed Industries Inc. (a)	4,353	7,008

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Alico Inc.	831	$34,063
Allied Nevada Gold Corp. (a)	9,874	49,962
AM Castle & Co.	3,623	39,237
AMCOL International Corp.	5,665	118,682
American Vanguard Corp.	3,937	46,063
Ameron International Corp.	2,014	126,721
Ampco-Pittsburgh Corp.	1,816	39,407
AMREP Corp. (a)	461	14,420
Apex Silver Mines Ltd. (a)	12,927	12,668
Apogee Enterprises Inc.	6,351	65,796
Arch Chemicals Inc.	5,461	142,368
Balchem Corp.	3,977	99,067
Barnes Group Inc.	10,508	152,366
Beacon Roofing Supply Inc. (a)	9,721	134,927
Bluegreen Corp. (a)	2,821	8,830
Boise Inc. (a)	8,573	3,686
Brookfield Homes Corp.	2,200	9,504
Brush Engineered Materials Inc. (a)	4,477	56,947
Buckeye Technologies Inc. (a)	8,600	31,304
Builders Firstsource Inc. (a)	3,994	6,111
Bway Holding Co. (a)	1,629	12,967
Cabot Microelectronics Corp. (a)	5,154	134,365
Cadiz Inc. (a)	2,725	34,090
Cal Dive International Inc. (a)	9,713	63,232
Calavo Growers Inc.	2,269	26,094
Calgon Carbon Corp. (a)	10,862	166,840
Ceradyne Inc. (a)	5,840	118,610
China Architectural Engineering Inc. (a)	4,082	10,042
China BAK Battery Inc. (a)	6,616	10,718
China Precision Steel Inc. (a)	3,747	4,684
CIRCOR International Inc.	3,697	101,668
Clarcor Inc.	11,095	368,132
Clean Harbors Inc. (a)	4,342	275,456
Clearwater Paper Corp. (a)	2,473	20,748
Coeur d’Alene Mines Corp. (a)	121,044	106,519
Cogdell Spencer Inc.	2,311	21,631
Comfort Systems USA Inc.	8,807	93,354
Compass Minerals International Inc.	7,120	417,659
Deltic Timber Corp.	2,310	105,682
Drew Industries Inc. (a)	4,323	51,876
Dycom Industries Inc. (a)	8,883	73,018
Dynamic Materials Corp.	2,766	53,411
EMCOR Group Inc. (a)	14,912	334,476
Encore Wire Corp.	4,008	75,992
Energy Conversion Devices Inc. (a)	9,870	248,823
EnerSys (a)	6,038	66,418
ENGlobal Corp. (a)	5,939	19,302
Exide Technologies (a)	16,531	87,449
Ferro Corp.	9,601	67,687
Forestar Group Inc. (a)	7,823	74,475
Furmanite Corp. (a)	7,989	43,061
General Moly Inc. (a)	13,772	16,251
General Steel Holdings Inc. (a)	2,356	9,283

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Gibraltar Industries Inc.	5,901	$70,458
Glatfelter	9,933	92,377
GrafTech International Ltd. (a)	26,224	218,184
Granite Construction Inc.	7,334	322,183
Graphic Packaging Holding Co. (a)	31,708	36,147
Great Lakes Dredge & Dock Co.	8,729	36,225
Griffin Land & Nurseries Inc.	730	26,908
Griffon Corp. (a)	9,573	89,316
Haynes International Inc. (a)	2,616	64,406
HB Fuller Co.	10,649	171,555
Hecla Mining Co. (a)	32,467	90,908
Hexcel Corp. (a)	21,082	155,796
Hill International Inc. (a)	5,140	36,186
Hilltop Holdings Inc. (a)	9,918	96,601
Horsehead Holding Corp. (a)	7,664	36,021
HQ Sustainable Maritime Industries Inc. (a)	1,456	11,400
ICO Inc. (a)	6,068	19,175
Innerworkings Inc. (a)	6,938	45,444
Innophos Holdings Inc.	2,296	45,484
Innospec Inc.	5,134	30,239
Insituform Technologies Inc. (a)	6,095	120,011
Insteel Industries Inc.	3,948	44,573
Integrated Electrical Services Inc. (a)	1,701	14,901
Interline Brands Inc. (a)	7,110	75,579
Kaiser Aluminum Corp.	3,463	77,987
Kapstone Paper and Packaging Corp. (a)	3,921	9,332
Kaydon Corp.	7,047	242,064
Koppers Holdings Inc.	4,576	98,933
L.B. Foster Co. (a)	2,480	77,574
Ladish Co. Inc. (a)	2,978	41,245
Landec Corp. (a)	5,095	33,525
Layne Christensen Co. (a)	4,213	101,154
Louisiana-Pacific Corp.	22,688	35,393
LSB Industries Inc. (a)	3,811	31,708
LSI Industries Inc.	4,226	29,033
Lumber Liquidators Inc. (a)	2,054	21,690
Lydall Inc. (a)	3,636	20,907
Medis Technologies Ltd. (a)	6,322	2,845
Mercer International Inc.-SBI (a)	6,736	12,933
Michael Baker Corp. (a)	1,663	61,381
Minerals Technologies Inc.	4,151	169,776
Mueller Industries Inc.	8,152	204,452
Mueller Water Products Inc.	25,291	212,444
Multi-Color Corp.	2,151	34,029
Myers Industries Inc.	6,295	50,360
NCI Building Systems Inc. (a)	4,334	70,644
Neenah Paper Inc.	3,284	29,031
NewMarket Corp.	2,961	103,369
NL Industries Inc.	1,462	19,591
NN Inc.	3,475	7,958
Northwest Pipe Co. (a)	2,008	85,561
Olin Corp.	16,425	296,964

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Olympic Steel Inc.	1,978	$40,292
OM Group Inc. (a)	6,709	141,627
Omega Flex Inc.	677	14,176
Orion Marine Group Inc. (a)	4,731	45,701
Penford Corp.	2,461	24,905
Perini Corp. (a)	11,035	257,998
PolyOne Corp. (a)	20,715	65,252
Polypore International Inc. (a)	3,497	26,437
Quaker Chemical Corp.	2,253	37,062
Quanex Building Products Corp.	8,146	76,328
Raven Industries Inc.	3,514	84,687
RBC Bearings Inc. (a)	4,784	97,020
Resource Capital Corp.	4,351	16,664
Rock-Tenn Co. Class A	8,374	286,223
Rockwood Holdings Inc. (a)	9,160	98,928
Royal Gold Inc.	6,423	316,076
RTI International Metals Inc. (a)	5,050	72,266
Schweitzer-Mauduit International Inc.	3,506	70,190
ShengdaTech Inc. (a)	6,863	24,158
Silgan Holdings Inc.	5,540	264,867
Simpson Manufacturing Co. Inc.	8,175	226,938
Solutia Inc. (a)	20,709	93,191
Spartech Corp.	6,477	40,546
Stepan Co.	1,373	64,517
Sterling Construction Company Inc. (a)	2,528	46,869
Stillwater Mining Co. (a)	8,958	44,253
Stratus Properties Inc. (a)	1,357	16,908
Sutor Technology Group Ltd. (a)	1,659	3,832
Symyx Technologies Inc. (a)	7,428	44,122
Tejon Ranch Co. (a)	2,443	60,440
Texas Industries Inc.	5,135	177,157
The Andersons Inc.	3,975	65,508
Thomas Properties Group Inc.	5,229	13,543
Tredegar Corp.	5,292	96,209
Trex Co. Inc. (a)	3,325	54,730
TriMas Corp. (a)	2,706	3,734
U.S. Concrete Inc. (a)	8,711	29,269
Ultralife Corp. (a)	2,749	36,864
Unifi Inc. (a)	9,869	27,831
United States Lime & Minerals Inc. (a)	389	9,317
Universal Forest Products Inc.	3,647	98,141
Universal Stainless & Alloy Products Inc. (a)	1,469	21,286
Uranium Resources Inc. (a)	10,501	8,086
USEC Inc. (a)	24,413	109,614
Valence Technology Inc. (a)	11,109	20,218
Verso Paper Corp.	3,062	3,154
VSE Corp.	876	34,365
Watsco Inc.	5,132	197,069
Wausau Paper Corp.	9,677	110,705
Westlake Chemical Corp.	4,205	68,499
Worthington Industries Inc.	14,138	155,801
WR Grace & Co. (a)	15,845	94,595

	Shares	Value
Common Stocks (Cont.)
Materials & Processes (Cont.)
Xerium Technologies Inc. (a)	4,525	$2,987
Zoltek Companies Inc. (a)	6,044	54,336

		13,395,861

Oil & Gas (3.61%)
Abraxas Petroleum Corp. (a)	9,202	6,625
Akeena Solar Inc. (a)	4,569	7,859
Allis-Chalmers Energy Inc. (a)	6,151	33,831
Alon USA Energy Inc.	2,813	25,739
American Oil & Gas Inc. (a)	8,032	6,426
APCO Argentina Inc.	841	22,396
Approach Resources Inc. (a)	2,016	14,737
Arena Resources Inc. (a)	8,317	233,625
ATP Oil & Gas Corp. (a)	6,104	35,708
Aventine Renewable Energy Holdings Inc. (a)	6,323	4,110
Basic Energy Services Inc. (a)	9,064	118,195
Berry Petroleum Co.	9,381	70,920
Bill Barrett Corp. (a)	8,049	170,075
BMB Munai Inc. (a)	8,181	11,372
Bolt Technology Corp. (a)	1,889	13,147
BPZ Resources Inc. (a)	13,167	84,269
Brigham Exploration Co. (a)	10,107	32,342
Bronco Drilling Co. Inc. (a)	5,767	37,255
Callon Petroleum Co. (a)	4,552	11,835
Cano Petroleum Inc. (a)	8,489	3,735
Capstone Turbine Corp. (a)	31,970	26,855
CARBO Ceramics Inc.	4,511	160,276
Carrizo Oil & Gas Inc. (a)	6,005	96,681
Cheniere Energy Inc. (a)	10,644	30,335
Clayton Williams Energy Inc. (a)	1,187	53,937
Clean Energy Fuels Corp. (a)	4,779	28,865
Complete Production Services Inc. (a)	10,548	85,966
Comstock Resources Inc. (a)	10,011	473,020
Concho Resources Inc. (a)	12,133	276,875
Contango Oil & Gas Co. (a)	2,887	162,538
CVR Energy Inc. (a)	5,049	20,196
Dawson Geophysical Co. (a)	1,697	30,224
Delek US Holdings Inc.	2,909	15,389
Delta Petroleum Corp. (a)	13,658	65,012
Double Eagle Petroleum Co. (a)	1,787	12,545
Dril-Quip Inc. (a)	6,797	139,406
Endeavour International Corp. (a)	24,933	12,467
Energy Partners Ltd. (a)	7,006	9,458
Energy XXI Bermuda Ltd.	25,855	20,425
Evergreen Solar Inc. (a)	31,471	100,392
EXCO Resources Inc. (a)	32,734	296,570
Flotek Industries Inc. (a)	4,793	12,078
FuelCell Energy Inc. (a)	15,057	58,421
FX Energy Inc. (a)	9,399	26,223
Gasco Energy Inc. (a)	20,567	8,021
GeoGlobal Resources Inc. (a)	8,298	13,277

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Geokinetics Inc. (a)	1,051	$2,596
Geomet Inc. (a)	3,972	6,832
GeoResources Inc. (a)	1,202	10,445
GMX Resources Inc. (a)	3,662	92,722
Goodrich Petroleum Corp. (a)	4,906	146,935
Gran Tierra Energy Inc. (a)	44,963	125,896
Gulf Island Fabrication Inc.	2,673	38,518
Gulfport Energy Corp. (a)	5,755	22,732
Harvest Natural Resources Inc. (a)	7,698	33,101
Hornbeck Offshore Services Inc. (a)	5,093	83,220
Houston American Energy Corp.	3,263	11,029
ION Geophysical Corp. (a)	18,581	63,733
James River Coal Co. (a)	5,565	85,311
Lufkin Industries Inc.	3,249	112,091
Matrix Service Co. (a)	5,709	43,788
McMoRan Exploration Co. (a)	13,173	129,095
Meridian Resource Corp. (a)	17,737	10,110
Mitcham Industries Inc. (a)	2,146	8,520
NATCO Group Inc. (a)	4,393	66,686
National Coal Corp. (a)	5,629	7,149
Natural Gas Services Group (a)	2,653	26,875
Newpark Resources Inc. (a)	19,731	73,005
Northern Oil and Gas Inc. (a)	4,301	11,183
Oilsands Quest Inc. (a)	38,479	28,090
Pacific Ethanol Inc. (a)	9,909	4,360
Panhandle Oil & Gas Inc.	1,605	28,890
Parallel Petroleum Corp. (a)	9,089	18,269
Parker Drilling Co. (a)	24,814	71,961
Penn Virginia Corp.	9,140	237,457
PetroCorp Inc. (a) (b)	745	0
Petroleum Development Corp. (a)	3,263	78,540
Petroquest Energy Inc. (a)	9,529	64,416
Pioneer Drilling Co. (a)	10,938	60,925
Plug Power Inc. (a)	17,557	17,908
PowerSecure International Inc. (a)	3,699	12,170
Precision Drilling Trust	6,683	56,070
PrimeEnergy Corp. (a)	201	10,442
Quest Resource Corp. (a)	5,793	2,549
RAM Energy Resources Inc. (a)	7,900	6,952
Rex Energy Corp. (a)	3,679	10,816
Rosetta Resources Inc. (a)	11,300	80,004
RPC Inc.	6,496	63,401
Stone Energy Corp. (a)	6,958	76,677
SulphCo Inc. (a)	11,658	10,959
Superior Well Services Inc. (a)	3,625	36,250
Swift Energy Co. (a)	6,711	112,812
T-3 Energy Services Inc. (a)	2,741	25,875
Teekay Tankers Ltd. Class A	3,042	38,633
Tetra Tech Inc. (a)	12,930	312,260
Toreador Resources Corp. (a)	3,701	20,318
Tri-Valley Corp. (a)	4,911	8,840
Trico Marine Services Inc. (a)	2,784	12,444
TXCO Resources Inc. (a)	7,692	11,461

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
U.S. Geothermal Inc. (a)	13,576	$11,268
Union Drilling Inc. (a)	3,080	15,985
VAALCO Energy Inc. (a)	13,284	98,833
Venoco Inc. (a)	4,444	12,043
Warren Resources Inc. (a)	12,801	25,474
Western Refining Inc.	6,553	50,851
Westmoreland Coal Co. (a)	2,081	23,099
Willbros Group Inc. (a)	8,534	72,283

		6,220,810

Technology (12.37%)
3Com Corp (a)	88,568	201,935
3D Systems Corp. (a)	3,684	29,251
3PAR Inc. (a)	5,969	45,543
ACI Worldwide Inc. (a)	7,497	119,202
Acme Packet Inc. (a)	5,956	31,329
Actel Corp. (a)	5,550	65,046
Actuate Corp. (a)	13,267	39,270
Acxiom Corp.	13,417	108,812
Adaptec Inc. (a)	26,539	87,579
Adtran Inc.	12,342	183,649
Advanced Analogic Technologies Inc. (a)	10,005	30,215
Advanced Battery Technologies Inc. (a)	9,103	24,214
Agilysys Inc.	4,990	21,407
American Reprographics Co. (a)	7,995	55,165
American Science & Engineering Inc.	1,994	147,476
American Software Inc. Class A	4,929	23,166
Amkor Technology Inc. (a)	23,948	52,207
ANADIGICS Inc. (a)	13,989	20,704
Anaren Inc. (a)	3,472	41,490
Anixter International Inc. (a)	6,563	197,678
Applied Micro Circuits Corp. (a)	14,723	57,861
Applied Signal Technology Inc.	2,758	49,479
ArcSight Inc. (a)	1,430	11,454
Ariba Inc. (a)	18,782	135,418
Art Technology Group Inc. (a)	28,418	54,847
Aruba Networks Inc. (a)	11,470	29,248
AsiaInfo Holdings Inc. (a)	7,602	90,008
Atheros Communications (a)	13,037	186,559
AuthenTec Inc. (a)	5,493	9,173
Avanex Corp. (a)	2,946	3,093
Avid Technology Inc. (a)	6,630	72,333
Avocent Corp. (a)	9,956	178,312
Bel Fuse Inc.	2,600	55,120
Benchmark Electronics Inc. (a)	14,828	189,354
BigBand Networks Inc. (a)	7,200	39,744
Black Box Corp.	3,846	100,458
Blackbaud Inc.	9,824	132,624
Blackboard Inc. (a)	6,796	178,259
Blue Coat Systems Inc. (a)	7,272	61,085
Bookham Inc. (a)	22,078	9,935
Bottomline Technologies Inc. (a)	4,908	34,847

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
CACI International Inc. (a)	6,617	$298,361
Callidus Software Inc. (a)	6,597	19,725
Cavium Networks Inc. (a)	6,650	69,891
Cbeyond Inc. (a)	5,256	83,991
CEVA Inc. (a)	4,410	30,870
Checkpoint Systems Inc. (a)	8,712	85,726
China Fire & Security Group Inc. (a)	3,062	20,852
China Information Security Technology Inc. (a)	5,014	18,050
China Security & Surveillance Technology Inc. (a)	5,897	26,124
Chordiant Software Inc. (a)	6,542	17,402
Ciber Inc. (a)	11,765	56,590
Cirrus Logic Inc. (a)	14,264	38,228
Cogent Communications Group Inc. (a)	10,511	68,637
Cogent Inc. (a)	8,911	120,922
Cogo Group Inc. (a)	5,648	27,449
Coherent Inc. (a)	5,188	111,334
Coleman Cable Inc. (a)	1,615	7,316
Commvault Systems Inc. (a)	9,390	125,920
Compellent Technologies Inc. (a)	3,093	30,095
comScore Inc. (a)	3,945	50,299
COMSYS IT Partners Inc. (a)	3,725	8,344
Comtech Telecommunications Corp. (a)	5,320	243,762
Comverge Inc. (a)	4,786	23,451
Concur Technologies Inc. (a)	9,468	310,740
Constant Contact Inc. (a)	4,460	59,095
CPI International Inc. (a)	2,080	18,013
Cray Inc. (a)	7,541	15,685
CSG Systems International Inc. (a)	7,866	137,419
Cubic Corp.	3,419	92,997
Daktronics Inc.	7,201	67,401
Data Domain Inc. (a)	7,256	136,413
DealerTrack Holdings Inc. (a)	9,362	111,314
Deltek Inc. (a)	2,751	12,765
DemandTec Inc. (a)	4,299	34,693
Digi International Inc. (a)	5,725	46,430
Digimarc Corp. (a)	1,267	12,695
Digital River Inc. (a)	8,157	202,294
Diodes Inc. (a)	6,434	38,990
DivX Inc. (a)	5,905	30,883
Double-Take Software Inc. (a)	3,787	33,969
DSP Group Inc. (a)	5,341	42,835
Ebix Inc. (a)	1,332	31,835
Echelon Corp. (a)	6,506	53,024
Electronics for Imaging Inc. (a)	11,999	114,710
EMS Technologies Inc. (a)	3,468	89,717
Emulex Corp. (a)	18,539	129,402
Ener1 Inc. (a)	7,877	56,321
EnergySolutions Inc.	7,293	41,205
Entropic Communications Inc. (a)	1,996	998
Entrust Inc. (a)	13,426	21,213
Epicor Software Corp. (a)	13,021	62,501

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
EPIQ Systems Inc. (a)	7,762	$129,703
Exar Corp. (a)	8,208	54,747
Extreme Networks Inc. (a)	19,384	45,359
FalconStor Software Inc. (a)	8,374	23,280
Finisar Corp. (a)	87,130	33,109
Formfactor Inc. (a)	10,725	156,585
Gartner Inc. (a)	13,012	232,004
GeoEye Inc. (a)	3,948	75,920
Gerber Scientific Inc. (a)	5,396	27,574
Globecomm Systems Inc. (a)	4,418	24,255
Guidance Software Inc. (a)	2,035	8,303
Hackett Group Inc. (a)	9,027	26,359
Harmonic Inc. (a)	20,675	115,987
Harris Stratex Networks Inc. Class A (a)	5,618	28,989
Herley Industries Inc. (a)	2,959	36,337
Hittite Microwave Corp. (a)	4,291	126,413
Hughes Communications Inc. (a)	1,575	25,105
Hutchinson Technology Inc. (a)	5,357	18,642
Hypercom Corp. (a)	11,708	12,645
i2 Technologies Inc. (a)	3,492	22,314
ICx Technologies Inc. (a)	2,993	23,675
iGate Corp. (a)	4,500	29,295
II-VI Inc. (a)	5,363	102,380
Imation Corp.	6,564	89,073
Immersion Corp. (a)	6,848	40,335
Informatica Corp. (a)	19,447	267,007
Integral Systems Inc. (a)	3,724	44,874
Interactive Intelligence Inc. (a)	3,042	19,499
Intermec Inc. (a)	13,524	179,599
Internet Brands Inc. (a)	4,853	28,244
Internet Capital Group Inc. (a)	8,492	46,281
Interwoven Inc. (a)	9,999	125,987
IPG Photonics Corp. (a)	4,217	55,580
iRobot Corp. (a)	3,923	35,425
Isilon Systems Inc. (a)	5,384	17,713
Ixia (a)	9,657	55,817
IXYS Corp.	5,453	45,042
j2 Global Communications Inc. (a)	9,980	199,999
Jack Henry & Associates Inc.	16,511	320,478
JDA Software Group Inc. (a)	5,649	74,171
Kemet Corp. (a)	18,425	4,975
Keynote Systems Inc. (a)	3,178	24,502
Kopin Corp. (a)	15,119	30,843
L-1 Identity Solutions Inc. (a)	14,299	96,375
LaBarge Inc. (a)	2,670	38,314
Lantronix Inc. Warrants (a) (b)	73	0
Lattice Semiconductor Corp. (a)	25,275	38,165
Lawson Software Inc. (a)	25,886	122,700
Limelight Networks Inc. (a)	6,300	15,435
Loral Space & Communications Inc. (a)	2,658	38,621
Macrovision Solutions Corp. (a)	18,115	229,155
Magma Design Automation Inc. (a)	9,274	9,459
Manhattan Associates Inc. (a)	5,471	86,497

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
ManTech International Corp. (a)	4,509	$244,343
Maxwell Technologies Inc. (a)	3,998	20,270
Mentor Graphics Corp. (a)	19,942	103,100
Mercadolibre Inc. (a)	5,596	91,830
Mercury Computer Systems Inc. (a)	4,775	30,130
Methode Electronics Inc.	8,339	56,205
Micrel Inc.	11,154	81,536
MICROS Systems Inc. (a)	17,897	292,079
Microsemi Corp. (a)	17,279	218,407
MicroStrategy Inc. (a)	2,013	74,743
Microtune Inc. (a)	12,142	24,770
Microvision Inc. (a)	12,432	20,886
MIPS Technologies Inc. (a)	9,823	10,904
ModusLink Global Solutions Inc. (a)	10,924	31,570
Monolithic Power Systems Inc. (a)	5,730	72,255
Monotype Imaging Holdings Inc. (a)	3,300	19,140
MRV Communications Inc. (a)	35,334	27,207
MSC.Software Corp. (a)	9,866	65,905
MTS Systems Corp.	3,851	102,591
Multi-Fineline Electronix Inc. (a)	2,048	23,941
NCI Inc. (a)	1,424	42,905
Ness Technologies Inc. (a)	8,607	36,838
Netezza Corp. (a)	8,657	57,482
Netgear Inc. (a)	7,760	88,542
Netlogic Microsystems Inc. (a)	3,754	82,626
NetScout Systems Inc. (a)	6,464	55,720
NetSuite Inc. (a)	1,482	12,508
Newport Corp. (a)	7,901	53,569
Nextwave Wireless Inc. (a)	10,619	956
Novatel Wireless Inc. (a)	7,111	32,995
NVE Corp. (a)	1,016	26,548
Omniture Inc. (a)	13,706	145,832
Omnivision Technologies Inc. (a)	11,645	61,136
OpenTV Corp. Class A (a)	18,441	22,682
Oplink Communications Inc. (a)	4,561	39,225
OPNET Technologies Inc. (a)	2,883	28,426
OSI Systems Inc. (a)	3,479	48,184
PAETEC Holding Corp. (a)	27,142	39,084
Palm Inc. (a)	23,545	72,283
Parametric Technology Corp. (a)	25,303	320,083
Park Electrochemical Corp.	4,468	84,713
PC-Tel Inc.	4,573	30,045
Pegasystems Inc.	3,160	39,058
Pericom Semiconductor Corp. (a)	4,849	26,573
Perot Systems Corp. (a)	19,000	259,730
Phoenix Technologies Ltd. (a)	6,035	21,122
Plexus Corp. (a)	8,756	148,414
PLX Technology Inc. (a)	6,334	10,894
PMC-Sierra Inc. (a)	48,056	233,552
Polycom Inc. (a)	19,238	259,905
Power Integrations Inc.	6,678	132,759
Progress Software Corp. (a)	9,123	175,709
PROS Holdings Inc. (a)	2,817	16,198

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
QAD Inc.	2,688	$11,263
Quantum Corp. (a)	45,082	16,230
Quest Software Inc. (a)	15,893	200,093
Rackable Systems Inc. (a)	6,504	25,626
Rackspace Hosting Inc. (a)	3,798	20,433
Radiant Systems Inc. (a)	6,065	20,439
Radisys Corp. (a)	5,036	27,849
RealNetworks Inc. (a)	20,392	71,984
RF Micro Devices Inc. (a)	57,781	45,069
RightNow Technologies Inc. (a)	6,101	47,161
Rimage Corp. (a)	2,095	28,094
Riverbed Technology Inc. (a)	12,317	140,291
Rogers Corp. (a)	3,938	109,358
Rubicon Technology Inc. (a)	2,906	12,380
S1 Corp. (a)	11,074	87,374
Safeguard Scientifics Inc. (a)	27,888	19,243
Sanmina-SCI Corp. (a)	116,602	54,803
Sapient Corp. (a)	19,278	85,594
SAVVIS Inc. (a)	8,250	56,842
ScanSource Inc. (a)	5,771	111,207
SeaChange International Inc. (a)	6,767	48,790
Semtech Corp. (a)	13,560	152,821
Sigma Designs Inc. (a)	5,833	55,413
Silicon Image Inc. (a)	16,114	67,679
Silicon Storage Technology Inc. (a)	19,095	43,728
SiRF Technology Holdings Inc. (a)	13,448	17,213
Skyworks Solutions Inc. (a)	35,815	198,415
Smart Modular Technologies (WWH) Inc. (a)	10,040	15,462
Smith Micro Software Inc. (a)	6,799	37,802
Solera Holdings Inc. (a)	11,336	273,198
SonicWALL Inc. (a)	13,461	53,575
Sonus Networks Inc. (a)	44,819	70,814
Sourcefire Inc. (a)	4,382	24,539
Spansion Inc. Class A (a)	27,983	5,297
SPSS Inc. (a)	3,920	105,683
SRA International Inc. (a)	9,341	161,132
Standard Microsystems Corp. (a)	4,997	81,651
Stanley Inc. (a)	1,937	70,158
Starent Networks Corp. (a)	6,528	77,879
STEC Inc. (a)	6,899	29,390
Stratasys Inc. (a)	4,529	48,687
SuccessFactors Inc. (a)	5,013	28,775
Super Micro Computer Inc. (a)	4,843	30,656
Supertex Inc. (a)	2,456	58,969
SupportSoft Inc. (a)	10,133	22,597
Switch & Data Facilities Co. (a)	4,503	33,277
Sybase Inc. (a)	17,422	431,543
Sycamore Networks Inc. (a)	41,989	112,950
Sykes Enterprises Inc. (a)	7,308	139,729
Synaptics Inc. (a)	7,494	124,101
Synchronoss Technologies Inc. (a)	4,810	51,275
Syniverse Holdings Inc. (a)	11,271	134,576

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Technology (Cont.)
SYNNEX Corp. (a)	3,819	$43,269
Syntel Inc.	2,831	65,453
Taleo Corp. (a)	5,708	44,694
TechTarget (a)	3,046	13,159
Techwell Inc. (a)	3,392	22,048
Tekelec (a)	14,326	191,109
TeleCommunication Systems Inc. Class A (a)	7,369	63,300
Terremark Worldwide Inc. (a)	11,595	45,105
TerreStar Corp. (a)	12,747	5,099
Tessera Technologies Inc. (a)	10,622	126,189
TIBCO Software Inc. (a)	40,965	212,608
Transmeta Corp. (a)	2,662	48,448
Trident Microsystems Inc. (a)	13,375	25,279
TriQuint Semiconductor Inc. (a)	31,487	108,315
TTM Technologies Inc. (a)	9,372	48,828
Tyler Technologies Inc. (a)	8,346	99,985
Ultimate Software Group Inc. (a)	5,412	79,015
Unica Corp. (a)	3,054	16,736
Universal Display Corp. (a)	6,346	59,970
UTStarcom Inc. (a)	24,256	44,874
Varian Inc. (a)	6,489	217,446
VASCO Data Security International Inc. (a)	5,668	58,550
VeriFone Holdings Inc. (a)	15,006	73,529
ViaSat Inc. (a)	5,562	133,933
Vignette Corp. (a)	5,805	54,625
Virtusa Corp. (a)	1,924	10,851
Vocus Inc. (a)	3,527	64,227
Volterra Semiconductor Corp. (a)	5,564	39,783
Vonage Holdings Corp. (a)	12,878	8,499
Web.com Group Inc. (a)	6,057	22,169
Websense Inc. (a)	9,913	148,398
Wind River Systems Inc. (a)	15,815	142,809
Zoran Corp. (a)	11,375	77,691

		21,285,798

Telecommunications (0.97%)
Airvana Inc. (a)	5,273	32,271
Alaska Communications Systems Group Inc.	9,509	89,194
Atlantic Tele-Network Inc.	2,074	55,065
Centennial Communications Corp. (a)	14,785	119,167
Cincinnati Bell Inc. (a)	53,607	103,461
Consolidated Communications Holdings Inc.	5,131	60,956
FairPoint Communications Inc.	19,550	64,124
FiberTower Corp. (a)	26,354	4,217
General Communication Inc. Class A (a)	9,939	80,407
Global Crossing Ltd. (a)	5,749	45,647
Globalstar Inc. (a)	9,174	1,835
Hungarian Telephone & Cable Corp. (a)	1,050	9,030

	Shares	Value
Common Stocks (Cont.)
Telecommunications (Cont.)
iBasis Inc. (a)	6,638	$9,360
ICO Global Communications Holdings Ltd. (a)	22,719	25,672
IDT Corp. Class B (a)	10,343	4,137
Infinera Corp. (a)	20,381	182,614
Iowa Telecommunications Services Inc.	7,019	100,231
iPCS Inc. (a)	3,864	26,507
Neutral Tandem Inc. (a)	3,653	59,252
NTELOS Holdings Corp.	6,565	161,893
Orbcomm Inc. (a)	6,927	14,962
Premiere Global Services Inc. (a)	13,587	116,984
RCN Corp. (a)	8,263	48,752
Shenandoah Telecommunications Co.	5,164	144,850
ShoreTel Inc. (a)	9,491	42,615
USA Mobility Inc. (a)	5,405	62,536
Virgin Mobile USA Inc. (a)	7,410	6,224

		1,671,963

Utilities & Energy (4.68%)
Allete Inc.	5,753	185,649
American States Water Co.	3,787	124,895
Atlas America Inc.	7,581	112,578
Avista Corp.	11,655	225,874
Black Hills Corp.	8,438	227,488
California Water Service Group	4,309	200,067
Central Vermont Public Service Corp.	2,381	56,811
CH Energy Group Inc.	3,409	175,189
Chesapeake Utilities Corp.	1,492	46,968
Cleco Corp.	13,226	301,950
Connecticut Water Service Inc.	1,843	43,513
Consolidated Water Co. Ltd.	3,263	40,788
Crosstex Energy Inc.	8,836	34,460
El Paso Electric Co. (a)	9,835	177,915
Empire District Electric Co.	7,414	130,486
EnerNOC Inc. (a)	2,118	15,758
Evergreen Energy Inc. (a)	19,975	5,793
GreenHunter Energy Inc. (a)	937	4,610
GreenHunter Energy Inc. Warrants (a) (b)	94	0
GT Solar International Inc. (a)	6,652	19,224
Headwaters Inc. (a)	9,220	62,235
Idacorp Inc.	9,939	292,704
International Coal Group Inc. (a)	27,945	64,274
ITC Holdings Corp.	10,861	474,408
Laclede Group Inc.	4,794	224,551
MGE Energy Inc.	4,851	160,083
Middlesex Water Co.	2,909	50,122
New Jersey Resources Corp.	9,212	362,492
Nicor Inc.	9,919	344,586
Northwest Natural Gas Co.	5,804	256,711
NorthWestern Corp.	7,884	185,037
Ormat Technologies Inc.	3,933	125,345

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares or principal amount	Value
Common Stocks (Cont.)
Utilities & Energy (Cont.)
Otter Tail Corp.	7,751	$180,831
Piedmont Natural Gas Co. Inc.	16,131	510,869
Pike Electric Corp. (a)	3,597	44,243
PNM Resources Inc.	18,970	191,218
Portland General Electric Co.	13,740	267,518
Rentech Inc. (a)	36,366	24,729
SJW Corp.	2,885	86,377
South Jersey Industries Inc.	6,531	260,260
Southwest Gas Corp.	9,508	239,792
Southwest Water Co.	5,522	17,781
tw telecom inc. (a)	32,327	273,810
UIL Holdings Corp.	5,576	167,447
Unisource Energy Corp.	7,584	222,666
Westar Energy Inc.	23,038	472,509
WGL Holdings Inc.	10,870	355,340

		8,047,954

Total Common Stocks
(cost $237,013,282)		164,093,176

Short-term Investments (4.23%)
U.S. Treasury Bill, 0.010%, 04/23/2009 (c)	$7,279,000	7,277,544

Total Short-term Investments
(cost $7,278,606)		7,277,544

TOTAL INVESTMENTS (99.57%)
(cost $244,291,888)		171,370,720
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.43%)		747,428

NET ASSETS (100.00%)		$172,118,148

(a)	Non-income producing security.

(b)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2008, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Common Stocks (98.71%) (a)
Australia (5.89%)
AGL Energy Ltd.	12,033	$130,886
Alumina Ltd.	31,914	31,554
Amcor Ltd.	22,102	91,635
AMP Ltd.	52,910	203,981
Aristocrat Leisure Ltd.	9,841	27,160
Asciano Group	15,292	16,425
Australia & New Zealand Banking Group Ltd.	55,597	604,661
Australian Stock Exchange	4,863	115,186
AXA Asia Pacific Holdings Ltd.	24,556	86,285
Bendigo and Adelaide Bank Ltd.	7,285	57,000
BHP Billiton Ltd.	92,500	2,004,829
Billabong International Ltd.	4,906	27,487
BlueScope Steel Ltd.	21,227	53,207
Boral Ltd.	17,910	59,178
Brambles Ltd.	39,941	211,712
Caltex Australia Ltd.	3,766	19,260
CFS Retail Property Trust	42,893	57,523
Coca-Cola Amatil Ltd.	16,779	109,682
Cochlear Ltd.	1,570	61,867
Commonwealth Bank of Australia	40,467	831,863
Computershare Ltd.	13,269	73,970
Crown Ltd.	12,695	53,909
CSL Ltd.	15,845	381,211
CSR Ltd.	34,978	44,139
Dexus Property Group	78,947	46,047
Fairfax Media Ltd.	42,167	49,039
Fortescue Metals Group Ltd. (b)	36,110	49,572
Foster’s Group Ltd.	51,750	203,060
Goodman Fielder Ltd.	35,178	33,279
Goodman Group	66,625	35,069
GPT Group	114,226	75,990
Harvey Norman Holdings Ltd.	13,901	26,203
Incitec Pivot Ltd.	41,898	74,927
Insurance Australia Group Ltd.	55,012	152,216
James Hardie Industries NV CDI	14,248	47,329
Leighton Holdings Ltd.	3,950	77,686
Lend Lease Corp. Ltd.	10,206	52,269
Lion Nathan Ltd.	7,514	43,933
Macquarie Airports	20,130	34,364
Macquarie Group Ltd.	7,765	160,781
Macquarie Infrastructure Group	63,594	77,351
Macquarie Office Trust	54,067	9,230
Metcash Ltd.	19,717	61,428
Mirvac Group	41,037	37,363
National Australia Bank Ltd.	51,298	769,418
Newcrest Mining Ltd.	12,650	304,940
Nufarm Ltd.	3,003	22,407
Onesteel Ltd.	20,804	36,703
Orica Ltd.	9,687	96,327
Origin Energy Ltd.	24,277	279,346
OZ Minerals Ltd. (c)	81,467	31,871
Perpetual Ltd.	1,149	30,313

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Qantas Airways Ltd.	27,618	$51,910
QBE Insurance Group Ltd.	26,003	479,465
Rio Tinto Ltd.	7,787	212,895
Santos Ltd.	16,384	173,294
Sims Group Ltd.	3,988	49,188
Sonic Healthcare Ltd.	9,500	98,387
Stockland	39,989	114,914
Suncorp-Metway Ltd.	26,671	160,387
Tabcorp Holding Ltd.	15,578	77,454
Tatts Group Ltd.	30,108	59,750
Telstra Corp. Ltd.	119,462	326,272
Toll Holdings Ltd.	15,292	67,406
Transurban Group	32,275	123,969
Wesfarmers Ltd.	17,730	228,311
Wesfarmers Ltd. PPS	4,287	54,888
Westfield Group	49,103	452,304
Westpac Banking Corp.	75,036	918,161
Woodside Petroleum Ltd.	13,515	356,805
Woolworths Ltd.	34,126	649,190
WorleyParsons Ltd.	4,140	42,136

		12,970,157

Austria (0.32%)
Erste Group Bank AG	5,376	125,809
Oesterreichische Elektrizitaetswirtschafts AG (Verbund) Class A	2,180	101,309
OMV AG	4,310	115,104
Raiffeisen International Bank Holding AG	1,512	42,246
Strabag SE	1,301	29,446
Telekom Austria AG	10,053	144,664
Vienna Insurance Group	960	32,350
VoestAlpine AG	3,319	72,070
Wienerberger AG	2,174	36,144

		699,142

Belgium (0.73%)
Anheuser-Busch InBev NV	13,483	314,707
Belgacom SA	4,835	184,614
Colruyt SA	450	97,190
Compagnie Nationale a Portefeuille	1,139	55,385
Delhaize Group	2,798	173,840
Dexia SA	14,903	67,910
Fortis	62,198	82,443
Fortis Rights (b) (c)	62,198	0
Groupe Bruxelles Lambert SA	2,303	182,948
KBC Ancora	861	14,711
KBC GROEP NV	4,322	130,545
Mobistar SA	468	33,930
Solvay SA	1,512	112,064
UCB SA	2,743	89,926

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Belgium (Cont.)
Umicore	3,495	$68,702

		1,608,915

Denmark (0.85%)
A P Moller-Maersk A/S Class A	15	79,971
A P Moller-Maersk A/S Class B	31	163,529
Carlsberg A/S Class B	1,798	59,082
Coloplast A/S Class B	708	48,446
Danisco A/S	1,331	54,642
Danske Bank A/S	12,714	128,748
DSV A/S	5,800	61,518
FLSmidth & Co. A/S Class B (b)	1,512	51,375
Jyske Bank A/S (b)	1,190	27,366
Novo Nordisk A/S Class B	12,603	653,498
Novozymes A/S Class B	1,332	104,522
Topdanmark A/S (b)	514	66,290
Trygvesta A/S	461	29,203
Vestas Wind Systems A/S (b)	5,203	307,775
William DeMant Holding (b)	658	26,990

		1,862,955

Finland (1.38%)
Elisa OYJ	3,099	54,224
Fortum OYJ	12,443	271,825
Kesko OYJ	1,815	45,136
Kone Corp. OYJ Class B	4,112	89,218
Metso OYJ	3,640	44,835
Neste Oil OYJ	3,730	55,134
Nokia OYJ	103,870	1,638,236
Nokian Renkaat OYJ	3,017	34,452
Orion OYJ Class B	2,451	41,331
Outokumpu OYJ	3,375	40,363
Pohjola Bank PLC	2,696	36,724
Rautaruukki OYJ	2,314	40,620
Sampo OYJ A Shares	12,454	230,369
Sanoma OYJ	2,121	27,292
Stora Enso OYJ R Shares	16,305	125,744
UPM-Kymmene OYJ	14,893	187,263
Wartsila OYJ Class B	2,362	69,332

		3,032,098

France (10.73%)
Accor SA	5,528	273,688
Aeroports de Paris (ADP)	673	46,049
Air France-KLM	3,523	45,664
Air Liquide SA	6,844	625,817
Alcatel-Lucent (b)	65,933	143,443
Alstom SA	5,828	341,814
ArcelorMittal	23,422	570,615
Atos Origin SA	1,969	49,282
AXA	42,642	961,981
BNP Paribas	22,553	978,427

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Bouygues	6,476	$276,128
Bureau Veritas SA	1,126	45,212
Cap Gemini SA	3,892	151,255
Carrefour SA	17,651	685,750
Casino Guichard Perrachon SA	1,199	91,845
Christian Dior SA	1,442	81,943
CNP Assurances	992	72,443
Compagnie de Saint-Gobain	7,890	374,696
Compagnie Generale de Geophysique- Veritas (b)	3,660	54,202
Compagnie Generale des Etablissements Michelin Class B	3,816	200,298
Credit Agricole SA	24,058	271,593
Dassault Systemes SA	1,552	70,720
Eiffage SA	1,005	52,471
Electricite de France	5,573	323,121
Eramet (b)	143	27,570
Essilor International SA	5,449	257,265
Eurazeo	712	33,655
European Aeronautic Defence and Space Co.	9,317	158,587
Eutelsat Communications	2,380	56,194
France Telecom SA	50,651	1,418,942
GDF Suez	30,065	1,499,909
Gecina SA	342	23,718
Groupe DANONE	12,003	728,898
Hermes International SCA	1,949	272,295
ICADE	551	45,803
Iliad SA	446	38,917
Imerys SA	657	29,827
JC Decaux SA	1,816	31,194
Klepierre	2,296	56,750
L’Oreal SA	6,645	582,857
Lafarge SA	3,725	228,982
Lagardere SCA	3,553	145,084
Legrand SA	2,615	49,906
LVMH Moet Hennessy Louis Vuitton SA	6,583	443,421
M6 Metropole Television	1,858	36,204
Natixis	27,310	48,692
Neopost SA	924	84,268
PagesJaunes Groupe	3,355	32,952
Pernod Ricard SA	4,553	339,949
Peugeot SA	4,351	74,765
PPR SA	2,189	144,053
Publicis Groupe SA	3,275	84,950
Renault SA	4,559	119,575
Safran SA	4,878	65,656
Sanofi-Aventis	28,721	1,846,406
Schneider Electric SA	6,000	448,989
SCOR SE	5,075	117,845
SES FDR	8,403	163,680

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
Societe BIC SA	720	$41,635
Societe des Autoroutes Paris-Rhin-Rhone	483	33,859
Societe Generale	12,885	657,010
Societe Television Francaise 1	3,413	50,259
Sodexo	2,693	148,897
STMicroelectronics NV	17,483	117,847
Suez Environnement SA Rights (b)	7,304	122,963
Technip SA	2,907	88,578
Thales SA	2,430	101,271
Total SA	58,828	3,250,722
Unibail-Rodamco	2,272	338,053
Valeo SA	1,979	29,631
Vallourec SA	1,473	168,330
Veolia Environnement	10,479	332,215
Vinci SA	11,624	493,017
Vivendi	32,088	1,051,183
Wendel	740	36,598
Zodiac SA	1,102	40,030

		23,628,313

Germany (8.30%)
Adidas AG	5,652	216,545
Allianz SE Reg.	12,312	1,316,651
BASF SE	25,626	1,000,715
Bayer AG	21,238	1,243,783
Bayerische Motoren Werke (BMW) AG	9,183	283,396
Beiersdorf AG	2,512	149,542
Celesio AG	2,376	64,399
Commerzbank AG	18,442	176,108
Daimler AG	23,836	912,803
Deutsche Bank AG Reg.	14,568	579,032
Deutsche Boerse AG	5,451	396,375
Deutsche Lufthansa AG Reg.	6,177	102,089
Deutsche Post AG	23,606	401,289
Deutsche Postbank AG	2,343	50,738
Deutsche Telekom AG	78,584	1,194,163
E.On AG	52,357	2,066,342
Fraport AG	1,039	44,869
Fresenius Medical Care AG & Co. KGaA	5,352	247,289
Fresenius SE	745	37,710
GEA Group AG	3,637	61,737
Hamburger Hafen und Logistik AG	703	23,081
Hannover Rueckversicherung AG Reg.	1,223	39,090
HeidelbergCement AG	682	30,204
Henkel AG & Co. KGaA	3,668	96,093
Hochtief AG	1,190	61,675
Hypo Real Estate Holding AG	3,849	17,092
Infineon Technologies AG (b)	21,306	28,821
K+S Group AG	4,140	231,186
Linde AG	3,667	309,327
MAN AG	2,909	164,005

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Merck KGaA	1,830	$164,543
Metro AG	3,177	126,986
Muenchener Rueckversicherungs Gesellschaft AG Reg.	5,616	876,294
Puma AG	182	35,674
Q-Cells AG (b)	1,688	63,422
RWE AG	12,258	1,094,242
Salzgitter AG	1,164	90,919
SAP AG	23,998	875,234
Siemens AG	23,831	1,803,180
Solarworld AG	2,412	54,254
ThyssenKrupp AG	10,130	283,430
TUI AG (b)	6,201	69,697
United Internet AG Reg.	3,537	31,082
Volkswagen AG	3,211	1,122,492
Wacker Chemie AG	429	46,172

		18,283,770

Greece (0.47%)
Alpha Bank AE	10,159	95,526
Coca-Cola Hellenic Bottling Co. SA	4,455	65,107
EFG Eurobank Ergasias	8,697	69,616
Hellenic Petroleum SA	3,019	22,776
Hellenic Telecommunications Organization SA	7,019	116,694
Marfin Investment Group SA (b)	18,276	74,260
National Bank of Greece SA	13,460	251,229
OPAP SA	6,370	184,042
Piraeus Bank SA	8,846	79,364
Public Power Corp. SA	2,789	45,050
Titan Cement Co. SA	1,660	32,292

		1,035,956

Hong Kong (1.96%)
ASM Pacific Technology	4,500	14,831
Bank of East Asia Ltd.	40,205	84,037
BOC Hong Kong Holdings Ltd.	105,000	120,179
Cathay Pacific Airways Ltd.	21,000	23,627
Cheung Kong Holdings Ltd.	39,000	372,036
Cheung Kong Infrastructure Holdings Ltd.	12,000	45,133
Chinese Estates Holdings Ltd.	16,000	18,305
CLP Holdings Ltd.	57,283	389,441
Esprit Holdings Ltd.	29,500	168,099
Foxconn International Holdings Ltd. (b)	61,000	20,227
Hang Lung Group Ltd.	24,000	72,616
Hang Lung Properties Ltd.	58,000	127,340
Hang Seng Bank Ltd.	21,774	287,466
Henderson Land Development Co. Ltd.	29,926	111,926
Hong Kong & China Gas Co. Ltd.	103,605	156,402
Hong Kong Aircraft Engineering Co. Ltd.	2,000	16,520
Hong Kong Exchanges & Clearing Ltd.	28,500	273,620

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hongkong Electric Holdings Ltd.	38,500	$216,086
Hopewell Holdings	16,000	53,081
Hutchison Telecommunications International Ltd.	46,000	12,345
Hutchison Whampoa Ltd.	57,210	288,801
Hysan Development Co. Ltd.	17,000	27,640
Kerry Properties Ltd.	18,000	48,421
Kingboard Chemicals Holdings Ltd.	16,000	29,002
Li & Fung Ltd.	63,000	108,874
Lifestyle International Holdings Ltd.	19,000	19,244
Link REIT	60,000	99,092
Mongolia Energy Corporation Ltd. (b)	50,000	15,354
MTR Corp.	40,000	93,155
New World Development Co. Ltd.	67,800	69,420
NWS Holdings Ltd.	23,000	34,454
Orient Overseas International Ltd.	6,600	14,799
Pacific Basin Shipping Ltd.	35,000	16,111
PCCW Ltd.	76,000	36,282
Shangri-La Asia Ltd.	38,271	43,997
Sino Land Co. Ltd.	42,000	43,983
Sun Hung Kai Properties Ltd.	39,000	328,158
Swire Pacific Ltd. Class A	23,000	159,322
Television Broadcasts Ltd.	8,000	26,063
Wharf Holdings Ltd.	39,503	109,348
Wheelock and Co. Ltd.	26,000	57,295
Wing Hang Bank Ltd.	5,500	31,993
Yue Yuen Industrial Holdings Ltd.	15,500	30,638

		4,314,763

Ireland (0.31%)
Allied Irish Banks PLC	24,395	58,650
Anglo Irish Bank Corp. PLC	20,760	5,023
Bank of Ireland	27,794	32,228
CRH PLC	14,154	360,463
Elan Corp. PLC (b)	13,286	77,310
Kerry Group PLC Class A	3,471	63,600
Ryanair Holdings PLC (b)	18,704	77,610

		674,884

Italy (3.66%)
A2A SpA	31,700	56,290
Alleanza Assicurazioni SpA	12,056	97,439
Assicurazioni Generali SpA	29,019	805,264
Atlantia SpA	7,280	133,239
Autogrill SpA	3,167	23,760
Banca Carige SpA	15,801	37,528
Banca Monte Dei Paschi di Siena SpA	64,209	136,892
Banca Popolare di Milano Scarl	11,828	69,115
Banco Popolare Societa Cooperativa	18,436	131,379
Bulgari SpA	4,232	27,105
Enel SpA	121,121	784,170
Eni SpA	71,915	1,739,317

	Shares	Value
Common Stocks (Cont.)
Italy (Cont.)
Fiat SpA	20,177	$135,753
Finmeccanica SpA	11,527	179,447
Fondiaria Sai SpA	2,180	38,985
IFIL Investments SpA	9,234	23,312
Intesa Sanpaolo	216,550	790,649
Intesa Sanpaolo RNC (b)	26,794	67,568
Italcementi SpA	2,020	26,382
Italcementi SpA RNC	1,680	11,501
Lottomatica SpA	1,829	44,973
Luxottica Group SpA	3,880	71,335
Mediaset SpA	21,311	123,417
Mediobanca SpA	13,878	139,891
Mediolanum SpA	5,139	21,754
Parmalat SpA	44,332	72,156
Pirelli & Co. SpA	48,856	18,545
Prysmian SpA	2,396	37,157
Saipem SpA	7,262	124,486
Saras SpA (b)	7,133	24,454
Snam Rete Gas SpA	18,381	103,197
Telecom Italia RNC SpA	157,866	180,652
Telecom Italia SpA	277,256	458,448
Tenaris SA	12,683	128,732
Terna - Rete Elettrica Nationale SpA	34,180	113,366
UniCredit SpA	313,725	801,700
Unione di Banche Italiane Scpa	17,199	247,256
Unipol Gruppo Finanziario SpA	14,383	22,656

		8,049,270

Japan (24.90%)
77 Bank Ltd.	10,000	54,389
ABC-Mart Inc.	600	21,759
Acom Co. Ltd.	1,310	55,324
Advantest Corp.	3,280	53,426
Aeon Co. Ltd.	18,200	183,146
Aeon Credit Service Co. Ltd.	2,100	21,713
Aeon Mall Co. Ltd.	1,900	36,702
Aioi Insurance Co. Ltd.	10,000	50,705
Aisin Seiki Co. Ltd.	5,500	78,714
Ajinomoto Co. Inc.	18,000	192,659
Alfresa Holdings Corp.	800	37,743
All Nippon Airways Co. Ltd.	16,000	62,434
Alps Electric Co. Ltd.	5,000	24,641
Amada Co. Ltd.	10,000	48,599
Aozora Bank Ltd.	24,000	22,531
Asahi Breweries Ltd.	9,700	164,554
Asahi Glass Co. Ltd.	27,000	153,790
Asahi Kasei Corp.	33,000	145,551
ASICS Corp.	5,000	39,627
Astellas Pharma Inc.	13,351	546,065
Bank of Kyoto Ltd.	8,000	87,831
Bank of Yokohama Ltd.	34,000	195,260
Benesse Corp.	1,900	82,308

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Bridgestone Corp.	16,400	$239,890
Brother Industries Ltd.	6,200	36,959
Canon Inc.	29,300	927,642
Canon Marketing Japan Inc.	2,000	32,181
Casio Computer Co. Ltd.	7,000	44,138
Central Japan Railway Co.	44	381,302
Chiba Bank Ltd.	21,000	131,229
Chubu Electric Power Co. Inc.	18,600	560,747
Chugai Pharmaceutical Co. Ltd.	6,400	124,312
Chugoku Bank Ltd.	4,000	60,847
Chugoku Electric Power Co. Inc.	6,800	177,645
Chuo Mitsui Trust Holdings Inc.	25,000	122,823
Citizen Holdings Co. Ltd.	9,300	32,804
Coca-Cola West Co. Ltd.	1,700	36,447
Cosmo Oil Co. Ltd.	15,000	46,661
Credit Saison Co. Ltd.	4,600	63,809
Dai Nippon Printing Co. Ltd.	17,000	187,783
Daicel Chemical Industries Ltd.	8,000	37,302
Daido Steel Co. Ltd.	10,000	30,311
Daihatsu Motor Co. Ltd.	5,000	43,155
Daiichi Sanyko Co. Ltd.	19,713	465,821
Daikin Industries Ltd.	7,300	191,831
Dainippon Sumitomo Pharma Co. Ltd.	5,000	45,855
Daito Trust Construction Co. Ltd.	2,300	120,644
Daiwa House Industry Co. Ltd.	14,000	137,158
Daiwa Securities Group Inc.	37,000	221,951
DeNa Co. Ltd.	8	25,891
Denki Kagaku Kogyo KK	14,000	33,488
Denso Corp.	13,600	230,266
Dentsu Inc.	57	111,210
DIC Corp.	18,000	37,103
Dowa Holdings Co. Ltd.	7,000	25,077
East Japan Railway Co.	92	698,721
Eisai Co. Ltd.	7,200	300,221
Electric Power Development Co. Ltd.	3,380	130,774
Elpida Memory Inc. (b)	2,700	16,012
Familymart Co. Ltd.	1,500	65,092
Fanuc Ltd.	5,400	386,729
Fast Retailing Co. Ltd.	1,200	175,944
Fuji Electric Holdings Co. Ltd.	15,000	21,991
Fuji Heavy Industries Ltd.	16,000	43,936
Fuji Media Holdings Inc.	9	12,708
FUJIFILM Holdings Corp.	13,600	303,374
Fujitsu Ltd.	52,000	252,629
Fukuoka Financial Group Inc.	21,000	91,720
Furukawa Electric Co. Ltd.	18,000	87,774
Gunma Bank Ltd.	11,000	70,364
Hakuhodo DY Holdings Inc.	590	32,163
Hankyu Hanshin Holdings Inc.	34,000	196,207
HASEKO Corp.	36,000	37,302
Hikari Tsushin Inc.	700	13,009
Hino Motors Ltd.	8,000	16,049
Hirose Electric Co. Ltd.	900	89,484

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Hisamitsu Pharmaceutical Co. Inc.	1,700	$68,585
Hitachi Chemical Co. Ltd.	3,100	32,179
Hitachi Construction Machinery Co. Ltd.	3,000	34,325
Hitachi High-Technologies Corp.	2,000	31,327
Hitachi Ltd.	92,000	356,769
Hitachi Metals Ltd.	5,000	22,652
Hokkaido Electric Power Co. Inc.	5,700	144,000
Hokuhoku Financial Group Inc.	32,000	75,693
Hokuriku Electric Power Co.	4,500	126,488
Honda Motor Co. Ltd.	45,600	970,471
Hoya Corp.	11,700	204,197
Ibiden Co. Ltd.	3,600	74,584
Idemitsu Kosan Co. Ltd.	600	38,611
IHI Corp.	39,000	48,578
INPEX Corp.	23	176,962
Isetan Mitsukoshi Holdings Ltd. (b)	9,080	76,768
Isuzu Motors Ltd.	35,000	45,191
Ito En Ltd.	1,600	23,316
Itochu Corp.	43,000	216,772
Itochu Techno-Solutions Corp.	800	19,136
Iyo Bank Ltd.	7,000	85,494
J. Front Retailing Co. Ltd.	11,400	47,137
JAFCO Co. Ltd.	1,000	24,857
Japan Airlines Corp. (b)	23,000	53,748
Japan Petroleum Exploration Co.	900	38,690
Japan Prime Realty Investment Corp.	16	37,072
Japan Real Estate Investment Corp.	11	98,189
Japan Retail Fund Investment Corp.	10	43,160
Japan Steel Works Ltd.	10,000	139,900
Japan Tobacco Inc.	122	403,794
JFE Holdings Inc.	14,400	382,396
JGC Corp.	6,000	89,726
Joyo Bank Ltd.	19,000	106,184
JS Group Corp.	7,500	115,806
JSR Corp.	5,000	54,839
JTEKT Corp.	5,100	38,621
Jupiter Telecommunications Co. Ltd.	64	66,562
Kajima Corp.	25,000	85,428
Kamigumi Co. Ltd.	7,000	61,574
Kaneka Corp.	8,000	51,062
Kansai Electric Power Co. Inc.	21,200	607,584
Kansai Paint Co. Ltd.	7,000	35,108
Kao Corp.	14,000	424,927
Kawasaki Heavy Industries Ltd.	40,000	80,682
Kawasaki Kisen Kaisha Ltd.	16,000	74,983
KDDI Corp.	81	577,918
Keihin Electric Express Railway Co. Ltd.	12,000	105,159
Keio Corp.	15,000	90,186
Keisei Electric Railway Co. Ltd.	8,000	48,942
Keyence Corp.	968	198,782
Kikkoman Corp.	4,000	46,340
Kinden Corp.	4,000	35,670
Kintetsu Corp.	45,000	206,865

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Kirin Holdings Co. Ltd.	22,000	$292,273
Kobe Steel Ltd.	74,000	132,143
Komatsu Ltd.	25,200	321,216
Konami Corp.	2,600	67,353
Konica Minolta Holdings Inc.	14,000	108,848
Kubota Corp.	31,000	224,279
Kuraray Co. Ltd.	10,000	78,289
Kurita Water Industries Ltd.	3,000	81,038
Kyocera Corp.	4,600	332,773
Kyowa Hakko Kirin Co. Ltd.	6,000	61,442
Kyushu Electric Power Co. Ltd.	10,600	281,188
Lawson Inc.	1,600	91,534
Leopalace21 Corp.	3,600	36,449
Mabuchi Motor Co. Ltd.	800	33,138
Makita Corp.	3,300	71,551
Marubeni Corp.	46,000	175,978
Marui Group Co. Ltd.	8,100	45,982
Maruichi Steel Tube Ltd.	1,100	30,010
Matsui Securities Co. Ltd.	2,700	22,113
Mazda Motor Corp.	24,000	40,675
Mediceo Paltac Holdings Co. Ltd.	4,200	49,630
Meiji Dairies Corp.	7,000	36,883
Minebea Co. Ltd.	10,000	34,580
Mitsubishi Chemical Holdings Corp.	33,500	148,327
Mitsubishi Corp.	37,000	523,666
Mitsubishi Electric Corp.	54,000	338,144
Mitsubishi Estate Co. Ltd.	32,000	528,196
Mitsubishi Gas Chemical Co. Inc.	11,000	45,100
Mitsubishi Heavy Industries Ltd.	90,000	391,865
Mitsubishi Logistics Corp.	3,000	37,004
Mitsubishi Materials Corp.	32,000	80,932
Mitsubishi Motors Corp. (b)	99,000	133,135
Mitsubishi Rayon Co. Ltd.	15,000	44,312
Mitsubishi Tanabe Pharma Corp.	6,000	90,493
Mitsubishi UFJ Financial Group Inc.	298,860	1,876,930
Mitsubishi UFJ Lease & Finance Co. Ltd.	1,920	47,513
Mitsui & Co. Ltd.	47,000	466,788
Mitsui Chemicals Inc.	19,000	68,695
Mitsui Engineering & Shipbuilding Co. Ltd.	21,000	35,348
Mitsui Fudosan Co. Ltd.	22,000	366,506
Mitsui Mining & Smelting Co. Ltd.	17,000	36,036
Mitsui OSK Lines Ltd.	30,000	185,266
Mitsui Sumitomo Insurance Group Holdings Inc.	10,500	333,655
Mitsumi Electric Co. Ltd.	2,300	40,244
Mizuho Financial Group Inc.	269	766,033
Mizuho Trust & Banking Co. Ltd.	40,000	49,383
Murata Manufacturing Co. Ltd.	6,100	234,667
Namco Bandai Holdings Inc.	6,000	64,484
NEC Corp.	51,000	172,408
NEC Electronics Corp. (b)	1,000	9,226
NGK Insulators Ltd.	6,000	67,938

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
NGK Spark Plug Co. Ltd.	5,000	$39,517
NHK Spring Co. Ltd.	4,000	14,374
Nidec Corp.	3,000	113,757
Nikon Corp.	9,000	104,960
Nintendo Co. Ltd.	2,700	1,031,013
Nippon Building Fund Inc.	14	153,766
Nippon Electric Glass Co. Ltd.	10,000	52,745
Nippon Express Co. Ltd.	22,000	92,661
Nippon Meat Packers Inc.	5,000	76,051
Nippon Mining Holdings Inc.	25,000	108,395
Nippon Oil Corp.	35,000	177,326
Nippon Paper Group Inc.	25	98,655
Nippon Sheet Glass Co. Ltd.	17,000	54,530
Nippon Steel Corp.	141,000	450,728
Nippon Telegraph & Telephone Corp.	143	737,698
Nippon Yusen Kabushiki Kaish	32,000	192,240
NIPPONKOA Insurance Co. Ltd.	18,000	135,913
Nishi-Nippon City Bank Ltd.	19,000	53,825
Nissan Chemical Industries Ltd.	4,000	37,698
Nissan Motor Co. Ltd.	63,200	227,195
Nissay Dowa General Insurance Company Ltd.	3,000	18,188
Nisshin Seifun Group Inc.	4,500	59,382
Nisshin Steel Co. Ltd.	23,000	47,366
Nisshinbo Industries Inc.	4,000	30,469
Nissin Foods Holdings Co. Ltd.	2,600	90,536
Nitori Co. Ltd.	1,150	89,425
Nitto Denko Corp.	4,700	89,906
NOK Corp.	3,100	21,425
Nomura Holdings Inc.	47,700	396,859
Nomura Real Estate Holdings Inc.	1,500	29,903
Nomura Real Estate Office Fund Inc.	7	44,599
Nomura Research Institute Ltd.	3,000	57,184
NSK Ltd.	13,000	49,058
NTN Corp.	12,000	36,234
NTT Data Corp.	35	140,909
NTT DoCoMo Inc.	436	857,524
NTT Urban Development Corp.	35	36,651
Obayashi Corp.	18,000	107,501
OBIC Co. Ltd.	170	27,741
Odakyu Electric Railway Co. Ltd.	18,000	155,754
Oji Paper Co. Ltd.	24,000	140,991
Olympus Corp.	6,000	120,019
Omron Corp.	6,000	80,553
Ono Pharmaceutical Co. Ltd.	2,500	130,060
Onward Holdings Co. Ltd.	4,000	31,858
Oracle Corp. Japan	1,200	51,936
Oriental Land Co. Ltd.	1,400	114,198
Orix Corp.	2,580	147,207
Osaka Gas Co. Ltd.	57,000	260,119
OSAKA Titanium technologies Co.	600	14,683
OTSUKA Corp.	400	17,901
Panasonic Corp.	51,000	625,694

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Panasonic Electric Works Co. Ltd.	11,114	$96,537
Promise Co. Ltd.	1,600	40,553
Rakuten Inc. (b)	185	116,237
Resona Holdings Inc.	140	206,944
Ricoh Co. Ltd.	19,000	243,330
Rohm Co. Ltd.	2,900	146,299
Sankyo Co. Ltd.	1,600	80,655
Santen Pharmaceutical Co. Ltd.	2,100	63,408
Sanyo Electric Co. Ltd. (b)	44,000	80,512
Sapporo Hokuyo Holdings Inc.	8	30,776
Sapporo Holdings Ltd.	7,000	44,303
SBI Holdings Inc.	406	62,630
Secom Co. Ltd.	5,800	299,063
Sega Sammy Holdings Inc.	5,768	67,208
Seiko Epson Corp.	3,700	58,829
Sekisui Chemical Co. Ltd.	12,000	73,545
Sekisui House Ltd.	11,000	94,334
Seven & I Holdings Co. Ltd.	22,740	781,007
Seven Bank Ltd.	10	37,919
Sharp Corp.	28,000	201,682
Shikoku Electric Power Co. Inc.	4,500	151,601
Shimadzu Corp.	6,000	36,839
Shimamura Co. Ltd.	600	45,701
Shimano Inc.	1,900	73,512
Shimizu Corp.	17,000	97,443
Shin-Etsu Chemical Co. Ltd.	11,100	511,887
Shinko Electric Industries Co. Ltd.	1,900	15,503
Shinko Securities Co. Ltd.	16,000	35,079
Shinsei Bank Ltd.	39,000	61,678
Shionogi & Co. Ltd.	8,000	206,441
Shiseido Co. Ltd.	9,000	181,052
Shizuoka Bank Ltd.	16,000	181,305
Showa Denko K.K.	31,000	44,865
Showa Shell Sekiyu K.K.	5,200	51,492
SMC Corp.	1,600	164,700
Softbank Corp.	20,200	366,573
Sojitz Corp.	33,000	55,107
Sompo Japan Insurance Inc.	24,000	170,635
Sony Corp.	27,600	603,199
Sony Financial Holdings Inc.	25	93,144
Square Enix Holdings Co. Ltd.	1,400	45,140
Stanley Electric Co. Ltd.	4,400	45,251
SUMCO Corp.	3,300	41,892
Sumitomo Chemical Co. Ltd.	45,000	154,143
Sumitomo Corp.	30,000	265,873
Sumitomo Electric Industries Ltd.	20,600	154,863
Sumitomo Heavy Industries Ltd.	16,000	63,956
Sumitomo Metal Industries Ltd.	106,000	253,549
Sumitomo Metal Mining Co. Ltd.	16,000	166,138
Sumitomo Mitsui Financial Group Inc.	182	754,321
Sumitomo Realty & Development
Co. Ltd.	10,000	150,205
Sumitomo Rubber Industries Ltd.	4,900	42,618

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sumitomo Trust & Banking Co. Ltd.	41,000	$242,174
Suruga Bank Ltd.	6,000	59,562
Suzuken Co. Ltd.	1,940	57,097
Suzuki Motor Corp.	9,500	128,593
T&D Holdings Inc.	5,300	216,160
Taiheiyo Cement Corp.	26,000	50,084
Taisei Corp.	28,000	75,309
Taisho Pharmaceutical Co. Ltd.	4,000	85,143
Taiyo Nippon Sanso Corp.	8,000	61,704
Takashimaya Co. Ltd.	8,000	59,436
Takeda Pharmaceutical Co. Ltd.	22,500	1,171,847
Takefuji Corp.	3,100	25,414
TDK Corp.	3,500	129,213
Teijin Ltd.	26,000	71,936
Terumo Corp.	4,700	220,004
The Hachijuni Bank Ltd.	11,000	63,206
The Hiroshima Bank Ltd.	14,000	61,218
THK Co. Ltd.	3,500	35,880
Tobu Railway Co. Ltd.	24,000	143,280
Toho Co. Ltd.	3,300	69,332
Toho Gas Co. Ltd.	11,000	71,781
Tohoku Electric Power Co. Inc.	12,300	330,142
Tokio Marine Holdings Inc.	18,900	559,564
Tokuyama Corp.	6,000	49,339
Tokyo Broadcasting System Inc.	1,000	15,035
Tokyo Electric Power Co. Inc.	33,600	1,120,761
Tokyo Electron Ltd.	4,900	172,365
Tokyo Gas Co. Ltd.	64,000	324,158
Tokyo Steel Manufacturing Co. Ltd.	3,000	31,453
Tokyo Tatemono Co. Ltd.	8,000	36,635
Tokyu Corp.	31,000	153,428
Tokyu Land Corp.	12,000	45,961
TonenGeneral Sekiyu KK	7,000	70,087
Toppan Printing Co. Ltd.	16,000	123,510
Toray Industries Inc.	38,000	193,239
Toshiba Corp.	82,000	337,153
Tosoh Corp.	14,000	34,527
Toto Ltd.	7,000	43,056
Toyo Seikan Kaisha Ltd.	4,600	79,674
Toyo Suisan Kaisha Ltd.	2,000	57,588
Toyoda Gosei Co. Ltd.	2,000	22,928
Toyota Boshoku Corp.	1,900	15,469
Toyota Industries Corp.	5,000	107,622
Toyota Motor Corp.	75,600	2,497,281
Toyota Tsusho Corp.	6,000	62,500
Trend Micro Inc. (b)	3,000	105,288
Tsumura & Co.	1,500	55,634
UBE Industries Ltd.	28,000	76,235
Unicharm Corp.	1,200	90,208
UNY Co. Ltd.	5,000	55,288
Ushio Inc.	3,000	38,922
USS Co. Ltd.	710	37,646
West Japan Railway Co.	48	216,402

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Yahoo! Japan Corp.	400	$163,999
Yakult Honsha Co. Ltd.	2,700	56,815
Yamada Denki Co. Ltd.	2,390	166,936
Yamaguchi Financial Group Inc.	6,000	67,426
Yamaha Corp.	5,100	46,154
Yamaha Motor Co. Ltd.	5,100	53,622
Yamato Holdings Co. Ltd.	11,000	143,734
Yamato Kogyo Co. Ltd.	1,200	31,481
Yamazaki Baking Co. Ltd.	3,000	45,602
Yaskawa Electric Corp.	6,000	24,216
Yokogawa Electric Corp.	6,000	38,492

		54,823,908

Netherlands (2.43%)
Aegon NV	39,176	248,558
Akzo Nobel NV	6,598	273,533
ASML Holding NV	11,531	208,926
Corio NV	1,172	53,854
Fugro NV	1,585	45,789
Heineken Holding NV	3,048	87,507
Heineken NV	6,931	213,281
ING Groep NV	52,218	577,623
Koninklijke Ahold NV	33,280	412,187
Koninklijke Boskalis Westminster NV CVA	1,547	35,878
Koninklijke DSM NV	3,859	99,529
Koninklijke KPN NV	49,656	725,583
Koninklijke Philips Electronics NV	28,556	569,044
Randstad Holding NV (b)	2,418	49,596
Reed Elsevier NV	17,640	210,793
SBM Offshore NV	3,900	50,940
SNS Reaal	3,712	20,506
TNT NV	10,189	198,929
Unilever NV CVA	45,396	1,105,889
Wolters Kluwer - CVA	8,109	154,531

		5,342,476

New Zealand (0.09%)
Auckland International Airport Ltd.	27,245	25,944
Contact Energy Ltd.	8,708	37,652
Fletcher Building Ltd.	13,804	46,574
Sky City Entertainment Group Ltd.	12,471	22,871
Telecom Corp. of New Zealand Ltd.	52,099	70,430

		203,471

Norway (0.62%)
Aker Solutions ASA	4,381	28,375
DnB NOR ASA	20,896	83,554
Frontline Ltd.	1,447	41,653
Norsk Hydro ASA	19,238	78,995
Orkla ASA	23,721	155,172
Renewable Energy Corp. AS (b)	3,763	36,326

	Shares	Value
Common Stocks (Cont.)
Norway (Cont.)
SeaDrill Ltd.	7,117	$58,456
StatoilHydro ASA	35,383	596,390
Telenor ASA	23,876	162,333
Yara International ASA	5,244	116,251

		1,357,505

Portugal (0.32%)
Banco Comercial Portugues SA - R (b)	63,318	72,096
Banco Espirito Santo SA Reg.	6,117	57,261
Brisa	8,564	64,024
CIMPOR-Cimentos de Portugal SGPS SA	5,105	24,820
Energias de Portugal SA	50,625	191,416
EDP Renovaveis SA (b)	4,787	33,460
Galp Energia SGPS SA B Shares	3,744	37,557
Jeronimo Martins SGPS SA	6,111	33,895
Portugal Telecom SGPS SA	20,493	176,265
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	3,572	18,515

		709,309

Singapore (1.03%)
Ascendas Real Estate Investment Trust	28,000	27,090
Capitaland Ltd.	49,128	107,804
Capitamall Trust	30,000	33,296
City Developments Ltd.	15,031	66,835
Comfortdelgro Corp. Ltd.	54,000	54,656
Cosco Corp. Singapore Ltd.	22,000	14,791
DBS Group Holdings Ltd.	32,445	192,201
DBS Group Holdings Ltd. Rights (b) (c)	16,223	33,971
Fraser and Neave Ltd.	23,500	48,865
Genting International PLC (b)	69,000	21,674
Golden Agri-Resources Ltd.	137,000	22,473
Jardine Cycle & Carriage Ltd.	4,015	26,854
Keppel Corp. Ltd.	37,002	112,981
Neptune Orient Lines Ltd.	13,000	10,274
Noble Group Ltd.	33,600	23,923
Olam International Ltd.	38,900	31,537
Oversea-Chinese Banking Corp.	70,000	243,822
Parkway Holdings Ltd.	28,013	24,247
Sembcorp Industries Ltd.	25,200	40,810
Sembcorp Marine Ltd.	21,200	25,129
Singapore Airlines Ltd.	15,000	118,645
Singapore Exchange Ltd.	23,000	82,396
Singapore Press Holdings Ltd.	40,200	87,662
Singapore Technologies Engineering Ltd.	34,381	57,259
Singapore Telecommunications Ltd.	204,150	365,876
United Overseas Bank Ltd.	34,616	314,606
UOL Group Ltd.	16,461	25,766

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Wilmar International Ltd.	23,000	$44,793

		2,260,236

Spain (4.52%)
Abertis Infraestructuras SA	7,400	130,266
Acciona SA	801	102,365
Acerinox SA	3,066	48,703
ACS Actividades de Construccion y Servicios SA	5,141	234,508
Banco Bilbao Vizcaya Argentaria SA	97,648	1,216,033
Banco de Sabadell SA	25,514	172,881
Banco de Valencia SA	5,523	58,103
Banco Popular Espanol SA	21,761	184,846
Banco Santander SA (Madrid)	216,140	2,098,655
Banco Santander SA (London)	4,542	41,787
Bankinter SA	7,277	64,152
Cintra Concesiones de Infraestructuras de Transporte SA	6,357	47,249
Criteria Caixacorp SA	23,532	91,397
Enagas	5,274	114,651
Fomento de Construcciones y
Contratas SA	1,258	41,004
Gamesa Corp Tecnologica SA	4,872	89,283
Gas Natural SDG SA	3,224	88,168
Gestevision Telecinco SA	2,804	30,357
Grifols SA	3,546	62,447
Grupo Ferrovial SA	1,726	47,215
Iberdrola Renovables (b)	23,780	101,330
Iberdrola SA	96,893	885,315
Iberia Lineas Aereas de Espana SA	12,205	33,762
Inditex SA	6,134	274,538
Indra Sistemas SA	2,184	49,400
Mapfre SA	17,325	59,385
Red Electrica Corporacion SA	3,016	151,692
Repsol YPF SA	20,259	434,728
Sacyr Vallehermoso SA	2,515	22,382
Telefonica SA	116,671	2,646,820
Union Fenosa SA	10,572	266,229
Zardoya Otis SA	3,602	63,861

		9,953,512

Sweden (2.02%)
Alfa Laval AB	10,984	94,707
ASSA ABLOY AB Class B	8,948	105,112
Atlas Copco AB Class A	18,918	161,303
Atlas Copco AB Class B	10,840	85,734
Electrolux AB Series B	7,310	64,611
Ericsson LM Class B	82,668	651,002
Getinge AB Class B	4,888	58,379
Getinge AB New (b) (c)	543	6,329
Hennes & Mauritz AB Class B	14,129	567,679
Holmen AB Class B	1,472	37,209

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Husqvarna AB Class B	7,753	$40,901
Investor AB B Shares	12,258	188,866
Lundin Petroleum AB (b)	6,800	35,613
Millicom International Cellular SA	1,961	90,052
Modern Times Group MTG AB Class B	1,492	32,113
Nordea Bank AB	58,349	420,109
Sandvik AB	26,616	172,696
Scania AB Class B	8,452	86,874
Securitas AB Class B	8,524	72,490
Skandinaviska Enskilda Banken AB Class A	13,093	106,761
Skanska AB Class B	10,525	104,193
SKF AB B Shares	9,578	98,455
SSAB Svenskt Stal AB Series A	5,196	45,133
SSAB Svenskt Stal AB Series B	2,163	17,545
Svenska Cellulosa AB B Shares	15,114	128,868
Svenska Handelsbanken AB A Shares	12,655	211,387
Swedbank AB - A Shares	9,866	58,866
Swedish Match AB	7,726	112,670
Tele2 AB Class B	8,629	78,879
TeliaSonera AB	60,735	308,963
Volvo AB A Shares	7,582	42,323
Volvo AB B Shares	27,844	152,583

		4,438,405

Switzerland (8.29%)
ABB Ltd. Reg. (b)	60,600	921,863
Actelion Ltd. Reg. (b)	2,690	151,799
Adecco SA Reg.	3,203	109,379
Aryzta AG (b)	1,823	58,432
Baloise Holding AG Reg.	1,448	106,530
BKW FMB Energie AG	296	28,296
Compagnie Financiere Richemont SA Class A	14,316	272,098
Credit Suisse Group AG Reg.	28,772	804,320
EFG International Reg.	1,215	21,658
Geberit AG Reg. (b)	1,120	120,828
Givaudan SA Reg.	178	138,546
Holcim Ltd.	5,715	329,963
Julius Baer Holding AG Reg.	5,884	227,482
Kuehne & Nagel International AG Reg.	1,535	99,172
Lindt & Spruengli AG	22	40,412
Lindt & Spruengli AG Reg.	2	42,362
Logitech International SA (b)	4,888	74,992
Lonza Group AG Reg.	1,290	117,938
Loomis AB B (b)	1	6
Nestle SA	105,526	4,168,256
Nobel Biocare Holding AG Reg.	3,330	68,593
Novartis AG	65,212	3,257,801
OC Oerlikon Corp. AG Reg. (b)	184	11,899
Pargesa Holding SA	741	48,613
Roche Holding AG	19,323	2,984,101

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Schindler Holding AG	1,400	$64,072
SGS SA	133	138,753
Sonova Holding AG Reg.	1,309	77,902
Straumann Holding AG	224	38,943
Sulzer AG Reg. (b)	830	46,673
Swiss Life Holding AG Reg. (b)	1,000	67,854
Swiss Reinsurance	9,464	462,260
Swisscom AG	645	208,709
Syngenta AG Reg.	2,721	527,284
Synthes Inc.	1,686	213,264
The Swatch Group AG Class B	800	112,550
The Swatch Group AG Reg. (b)	1,495	39,932
UBS AG Reg. (b)	81,231	1,178,924
Zurich Financial Services AG Reg.	3,957	862,382

		18,244,841

United Kingdom (19.89%)
3i Group PLC	11,205	44,531
Admiral Group PLC	4,779	64,019
AMEC PLC	8,104	58,265
Anglo American PLC	36,199	857,324
Antofagasta PLC	11,041	70,189
Associated British Foods PLC	8,335	88,780
AstraZeneca PLC	40,186	1,668,437
Aviva PLC	74,591	428,945
BAE Systems PLC	97,010	535,781
Balfour Beatty PLC	11,946	57,390
Barclays PLC	223,371	515,236
BG Group PLC	91,977	1,292,010
BHP Billiton PLC	60,567	1,192,176
BP PLC	518,240	4,059,921
British Airways PLC	16,505	43,276
British American Tobacco PLC	51,511	1,363,712
British Energy Group PLC	28,659	325,919
British Land Co. PLC	12,795	104,039
British Sky Broadcasting Group PLC	32,449	232,555
BT Group PLC	214,905	438,614
Bunzl PLC	9,724	83,711
Burberry Group PLC	9,600	31,544
Cable & Wireless PLC	69,125	158,649
Cadbury PLC	37,990	340,681
Cairn Energy PLC (b)	3,643	108,281
Capita Group PLC	17,359	188,974
Carnival PLC	4,845	106,676
Carphone Warehouse Group PLC	12,090	16,079
Centrica PLC	139,328	544,351
Cobham PLC	31,040	93,072
Compass Group PLC	49,520	250,657
Daily Mail & General Trust Class A NV	9,036	36,190
Diageo PLC	69,358	989,009
Drax Group PLC	9,417	77,580
Eurasian Natural Resources Corp.	8,954	43,114

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Experian PLC	25,789	$165,013
FirstGroup PLC	12,742	80,689
Friends Provident PLC	69,012	89,523
G4S PLC	32,318	97,670
GKN PLC	20,220	28,571
GlaxoSmithKline PLC	144,150	2,720,671
Hammerson PLC	8,306	65,298
Hays PLC	40,164	40,876
HBOS PLC	146,873	154,327
HBOS PLC Subline Shares (b) (c)	203,257	0
Home Retail Group PLC	24,878	77,924
HSBC Holdings PLC	330,531	3,283,004
ICAP PLC	14,880	62,420
IMI PLC	6,479	26,117
Imperial Tobacco Group PLC	28,773	779,967
InterContinental Hotels Group PLC	6,335	51,948
International Power PLC	42,445	148,790
Invensys PLC (b)	22,863	57,879
Investec PLC	11,241	47,104
ITV PLC	97,022	56,811
J Sainsbury PLC	29,498	142,855
Johnson Matthey PLC	5,081	81,180
Kazakhmys PLC	5,697	19,202
Kingfisher PLC	66,462	132,869
Ladbrokes PLC	18,919	51,069
Land Securities Group PLC	13,452	183,539
Legal & General Group PLC	170,590	191,161
Liberty International PLC	7,551	52,664
Lloyds TSB Group PLC	159,559	306,495
Lloyds TSB Group PLC Subline Shares (b) (c)	69,360	0
Logica PLC	41,525	41,806
London Stock Exchange Group PLC	4,510	33,561
Lonmin PLC	3,245	43,134
Man Group PLC	48,230	168,382
Marks & Spencer Group PLC	43,231	137,521
Meggitt PLC	13,197	30,761
National Express Group PLC	3,755	27,107
National Grid PLC	69,313	695,083
Next PLC	5,130	81,810
Old Mutual PLC	136,986	111,736
Pearson PLC	20,597	197,016
Prudential PLC	67,934	418,498
Reckitt Benckiser Group PLC	16,825	639,810
Reed Elsevier PLC	28,768	214,346
Rexam PLC	18,909	98,219
Rio Tinto PLC	27,466	619,540
Rolls-Royce Group PLC (b)	51,188	254,125
Royal Bank of Scotland Group PLC	463,608	346,342
Royal Dutch Shell PLC Class A	97,853	2,609,074
Royal Dutch Shell PLC Class B	74,817	1,924,654
RSA Insurance Group PLC	84,492	170,869
SABMiller PLC	24,829	421,332

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Sage Group PLC	37,679	$93,462
Schroders PLC	3,398	43,380
Scottish & Southern Energy PLC	24,660	441,245
Segro PLC	12,296	44,314
Serco Group PLC	14,001	93,012
Severn Trent PLC	5,916	104,048
Shire Ltd.	15,627	233,603
Smith & Nephew PLC	24,406	158,184
Smiths Group PLC	11,182	144,394
Stagecoach Group PLC	15,398	31,510
Standard Chartered PLC	52,488	681,611
Standard Life PLC	62,004	183,690
Tate & Lyle PLC	13,440	79,473
Tesco PLC	214,684	1,134,464
The Berkeley Group Holdings PLC (b)	2,624	33,367
Thomas Cook Group PLC	13,915	36,111
Thomson Reuters PLC	5,206	117,733
Tomkins PLC	15,360	28,066
Tui Travel PLC	16,950	57,749
Tullow Oil PLC	20,332	197,553
Unilever PLC	35,900	836,860
United Business Media Ltd.	4,721	35,028
United Utilities Group PLC	17,044	157,058
Vedanta Resources PLC	4,008	36,525
Vodafone Group PLC	1,455,902	3,025,446
Whitbread PLC	4,390	58,738
William Morrison Supermarkets PLC	67,716	278,552
Wolseley PLC	18,802	106,292
WPP PLC	28,653	168,276
Xstrata PLC	17,358	164,837

		43,794,630

Total Common Stocks
(cost $263,366,347)		217,288,516

Preferred Stocks (0.35%) (a)
Germany (0.34%)
Bayerische Moteren Werke (BMW)
AG PFD	1,396	27,032
Fresenius SE PFD	2,150	124,927
Henkel AG & Co. KGaA PFD	5,109	160,870
Porsche Automobil Holding SE PFD	2,490	195,893
RWE AG-Non Voting PFD	1,105	82,763
Volkswagen AG PFD	2,983	158,450

		749,935

Italy (0.01%)
Unipol Gruppo Finanziario SpA	25,462	28,212

Total Preferred Stocks
(cost $731,165)		778,147

	Principal
	amount	Value
Repurchase Agreement (0.01%)
State Street Repurchase Agreement, (d) 0.01%, agreement date 12/31/2008, to be repurchased at $20,929 on 01/02/2009	$20,929	$20,929

Total Repurchase Agreement
(cost $20,929)		20,929

TOTAL INVESTMENTS (99.07%)
(cost $264,118,441)		218,087,592
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.93%)		2,057,014

NET ASSETS (100.0%)		$220,144,606

FDR - Fiduciary Depository Receipt

(a)	The Fund used values provided by an independent statistical fair value service (the “Service Provider”) to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. However, for certain of these securities, although the Fund intended to utilize values provided by the Service Provider, the Fund did not receive the Service Provider’s fair value information, and, accordingly, such securities were valued with a market price. The Fund’s normal method of fair valuing foreign securities was established in the Valuation Procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s Valuation Procedures, SFIMC determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Repurchase agreement is fully collateralized by a U.S. Government Agency security with a coupon rate of 6.00%, a maturity date of January 1, 2037, and a market value of $22,319 as of December 31, 2008.

(e)	At December 31, 2008, cash has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$73,754,005	33.82
Japanese Yen	54,823,908	25.14
British Pound	43,836,417	20.10
Swiss Franc	18,244,835	8.36
Australian Dollar	12,970,157	5.95
Swedish Krona	4,438,411	2.04
Hong Kong Dollar	4,314,763	1.98
Singapore Dollar	2,260,236	1.04
Danish Krone	1,862,955	0.85
Norwegian Krone	1,357,505	0.62
New Zealand Dollar	203,471	0.09
United States Dollar	20,929	0.01

Total Investments	$218,087,592	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$49,579,071	22.52
Industrials	25,143,962	11.42
Consumer Staples	22,113,562	10.05
Health Care	21,207,745	9.63
Consumer Discretionary	20,928,891	9.51
Energy	18,777,183	8.53
Materials	17,202,899	7.81
Utilities	16,716,346	7.60
Telecommunication Services	15,196,479	6.90
Information Technology	11,200,525	5.09

Total Stocks	218,066,663	99.06
Repurchase Agreement	20,929	0.01
Cash and Other Assets, Net of Liabilities	2,057,014	0.93

Net Assets	$220,144,606	100.00%

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Shares	Value
Registered Investment Companies (99.66%)
State Farm Variable Product Trust Bond Fund (40.98%) (a)	2,884,758	$28,010,996
State Farm Variable Product Trust Large Cap Equity Index Fund (58.68%) (a)	4,436,239	40,103,598

Total Registered Investment Companies
(cost $83,782,952)		68,114,594

TOTAL INVESTMENTS (99.66%)
(cost $83,782,952)		68,114,594
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.34%)		232,189

NET ASSETS (100.00%)		$68,346,783

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal amount	Value
Corporate Bonds (89.10%)
Agriculture, Foods, & Beverage (8.59%)
Kraft Foods Inc.
4.125%, 11/12/2009	$1,000,000	$1,001,529
Campbell Soup Co.
6.750%, 02/15/2011	1,000,000	1,056,107
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	986,506
HJ Heinz Co.
6.625%, 07/15/2011	1,000,000	1,025,563
Hershey Co.
5.300%, 09/01/2011	500,000	512,590
ConAgra Foods Inc.
6.750%, 09/15/2011	1,000,000	1,010,855
Kraft Foods Inc.
5.625%, 11/01/2011	1,000,000	1,021,787
Pepsico Inc.
5.150%, 05/15/2012	1,000,000	1,032,358
PepsiAmericas Inc.
5.750%, 07/31/2012	500,000	491,163
General Mills Inc.
5.650%, 09/10/2012	500,000	510,367
HJ Heinz Co.
5.350%, 07/15/2013	500,000	496,038
Coca-Cola Enterprises Inc.
5.000%, 08/15/2013	500,000	483,011
Hershey Co.
5.450%, 09/01/2016	500,000	495,105
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,005,086
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,157,818
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,036,526

		14,322,409

Automotive (0.30%)
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	507,691

Banks (8.33%)
Bank of New York
5.050%, 03/03/2009	500,000	502,338
Wells Fargo & Co.
4.200%, 01/15/2010	1,000,000	1,003,104
Bank of America Corp.
4.250%, 10/01/2010	1,500,000	1,490,886
Wells Fargo & Co.
4.875%, 01/12/2011	500,000	500,019
Bank of New York Mellon Corp.
4.950%, 01/14/2011	1,000,000	1,014,163
Wachovia Corp.
5.350%, 03/15/2011	500,000	477,098
Charter One Bank FSB
5.500%, 04/26/2011	1,000,000	981,415

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Royal Bank of Canada
5.650%, 07/20/2011	$500,000	$526,799
Bank of America Corp.
5.375%, 08/15/2011	500,000	509,125
Barclays Bank PLC
5.450%, 09/12/2012	1,000,000	1,012,711
Wachovia Corp.
5.700%, 08/01/2013	500,000	485,030
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	467,092
US Bank NA
4.950%, 10/30/2014	500,000	505,777
Fifth Third Bank
4.750%, 02/01/2015	500,000	411,320
SunTrust Banks Inc.
5.000%, 09/01/2015	500,000	462,510
Wachovia Bank NA
5.600%, 03/15/2016	500,000	464,753
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	527,887
Bank of America NA
6.000%, 06/15/2016	500,000	499,699
Wachovia Corp.
5.750%, 06/15/2017	500,000	497,671
Deutsche Bank AG London
6.000%, 09/01/2017	1,000,000	1,061,053
Suntrust Banks Inc.
6.000%, 09/11/2017	500,000	480,360

		13,880,810

Building Materials & Construction (2.11%)
Lafarge SA
6.150%, 07/15/2011	500,000	435,340
CRH America Inc.
5.625%, 09/30/2011	500,000	390,191
Hanson Australia Funding
5.250%, 03/15/2013	1,000,000	340,016
Leggett & Platt Inc.
4.700%, 04/01/2013	1,000,000	898,436
Masco Corp.
4.800%, 06/15/2015	500,000	337,995
Hanson PLC
6.125%, 08/15/2016	500,000	174,123
CRH America Inc.
6.000%, 09/30/2016	1,000,000	622,794
Masco Corp.
5.850%, 03/15/2017	500,000	323,423

		3,522,318

Chemicals (2.64%)
Air Products & Chemicals Inc.
4.125%, 12/01/2010	1,000,000	989,435

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Chemicals (Cont.)
E.I. du Pont de Nemours and Co.
4.125%, 03/06/2013	$1,000,000	$963,756
Rohm & Haas Co.
5.600%, 03/15/2013	500,000	482,779
Praxair Inc.
5.375%, 11/01/2016	1,000,000	988,641
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	455,045
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	525,142

		4,404,798

Commercial Service/Supply (2.00%)
RR Donnelley & Sons Co.
3.750%, 04/01/2009	1,000,000	981,066
4.950%, 05/15/2010	500,000	449,696
Dun & Bradstreet Corp.
5.500%, 03/15/2011	500,000	487,509
RR Donnelley & Sons Co.
5.625%, 01/15/2012	500,000	444,671
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	971,966

		3,334,908

Computers (0.64%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,069,115
Consumer & Marketing (5.29%)
Newell Rubbermaid Inc.
4.625%, 12/15/2009	1,000,000	972,647
Unilever Capital Corp.
7.125%, 11/01/2010	1,000,000	1,069,436
Avon Products Inc.
5.125%, 01/15/2011	500,000	493,106
Clorox Co.
6.125%, 02/01/2011	1,000,000	1,001,357
Whirlpool Corp.
6.125%, 06/15/2011	1,000,000	890,471
Reed Elsevier Capital
4.625%, 06/15/2012	500,000	439,907
Kimberly-Clark Corp.
5.000%, 08/15/2013	1,000,000	1,026,834
The Procter & Gamble Co.
4.950%, 08/15/2014	1,000,000	1,054,261
Black & Decker Corp.
5.750%, 11/15/2016	500,000	419,719
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	922,997
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	532,699

		8,823,434

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Mfg. (1.53%)
Emerson Electric Co.
5.750%, 11/01/2011	$1,000,000	$1,039,209
General Electric Co.
5.000%, 02/01/2013	1,000,000	1,011,291
Emerson Electric Co.
5.125%, 12/01/2016	500,000	506,463

		2,556,963

Financial Services (7.28%)
Household Finance Corp.
4.125%, 11/16/2009	1,000,000	990,795
Citigroup Inc.
4.125%, 02/22/2010	500,000	492,712
SLM Corp.
4.500%, 07/26/2010	1,000,000	867,867
John Deere Capital Corp.
4.875%, 10/15/2010	1,000,000	1,009,291
American Express Credit
5.000%, 12/02/2010	1,000,000	971,289
SLM Corp.
5.450%, 04/25/2011	500,000	394,683
HSBC Finance Corp.
5.700%, 06/01/2011	500,000	487,594
John Deere Capital Corp.
5.650%, 07/25/2011	500,000	499,599
American Express Co.
5.250%, 09/12/2011	500,000	492,530
AMB Property L.P.
6.300%, 06/01/2013	1,000,000	629,684
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	473,894
JPMorgan Chase & Co.
5.375%, 01/15/2014	500,000	505,033
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	487,019
Citigroup Inc.
5.300%, 01/07/2016	500,000	461,139
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	494,249
5.400%, 02/15/2017	500,000	497,653
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	477,042
Citigroup Inc.
6.000%, 08/15/2017	500,000	497,705
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	489,448
ProLogis
6.625%, 05/15/2018	500,000	239,162
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	675,702

		12,134,090

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Forest Products & Paper (0.29%)
International Paper Co.
4.000%, 04/01/2010	$500,000	$481,154

Health Care (9.17%)
Abbott Laboratories
3.500%, 02/17/2009	500,000	500,917
Amgen Inc.
4.000%, 11/18/2009	1,000,000	999,175
Baxter FinCo BV
4.750%, 10/15/2010	1,000,000	997,173
Abbott Laboratories
5.600%, 05/15/2011	500,000	527,924
Johnson & Johnson
5.150%, 08/15/2012	500,000	544,162
AstraZeneca PLC
5.400%, 09/15/2012	500,000	528,043
Merck & Co. Inc.
4.375%, 02/15/2013	1,000,000	1,035,216
Becton Dickinson & Co.
4.550%, 04/15/2013	1,000,000	973,431
Schering-Plough Corp.
5.550%, 12/01/2013	500,000	503,656
AstraZeneca PLC
5.400%, 06/01/2014	1,000,000	1,045,280
Boston Scientific Corp.
5.450%, 06/15/2014	1,000,000	850,000
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	494,277
Abbott Laboratories
5.875%, 05/15/2016	500,000	541,533
Baxter International Inc.
5.900%, 09/01/2016	500,000	540,786
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,015,512
Wyeth
5.450%, 04/01/2017	500,000	509,251
Amgen Inc.
5.850%, 06/01/2017	500,000	516,372
Johnson & Johnson
5.550%, 08/15/2017	500,000	570,807
AstraZeneca PLC
5.900%, 09/15/2017	500,000	531,366
Schering-Plough Corp.
6.000%, 09/15/2017	500,000	494,955
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	517,691
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,050,328

		15,287,855

Machinery & Manufacturing (6.91%)
BF Goodrich Co.
6.600%, 05/15/2009	1,000,000	999,787

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
3M Co.
5.125%, 11/06/2009	$2,000,000	$2,069,940
Honeywell International Inc.
7.500%, 03/01/2010	1,000,000	1,043,050
United Technologies Corp.
4.375%, 05/01/2010	1,500,000	1,511,991
Johnson Controls Inc.
5.250%, 01/15/2011	1,000,000	918,944
Caterpillar Inc.
6.550%, 05/01/2011	1,000,000	1,017,534
Bemis Co. Inc.
4.875%, 04/01/2012	500,000	451,477
Johnson Controls Inc.
4.875%, 09/15/2013	750,000	590,791
Caterpillar Inc.
5.700%, 08/15/2016	500,000	486,093
Eaton Corp.
5.300%, 03/15/2017	1,000,000	926,403
Honeywell International Inc.
5.300%, 03/15/2017	500,000	509,270
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	995,417

		11,520,697

Media & Broadcasting (2.84%)
New York Times Co.
4.500%, 03/15/2010	500,000	404,756
Gannett Co.
5.750%, 06/01/2011	1,000,000	722,016
Knight-Ridder Inc.
7.125%, 06/01/2011	1,000,000	280,000
The Walt Disney Co.
5.700%, 07/15/2011	1,000,000	1,060,979
Thomson Reuters Corp.
5.950%, 07/15/2013	1,000,000	931,028
New York Times Co.
5.000%, 03/15/2015	500,000	289,763
The Walt Disney Co.
5.625%, 09/15/2016	1,000,000	1,037,589

		4,726,131

Mining & Metals (2.82%)
Alcan Inc.
6.450%, 03/15/2011	500,000	440,482
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	470,284
BHP Finance USA
4.800%, 04/15/2013	1,000,000	928,215
Barrick Gold Finance Inc.
4.875%, 11/15/2014	1,000,000	892,548
Alcan Inc.
5.000%, 06/01/2015	500,000	370,236

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (Cont.)
Alcoa Inc.
5.550%, 02/01/2017	$1,000,000	$786,960
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	444,146
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	366,586

		4,699,457

Oil & Gas (5.60%)
BP Capital Markets PLC
4.875%, 03/15/2010	1,000,000	1,019,504
Shell International Finance
5.625%, 06/27/2011	1,500,000	1,593,715
Conoco Funding Co.
6.350%, 10/15/2011	1,000,000	1,052,034
National Fuel Gas Co.
5.250%, 03/01/2013	1,000,000	953,304
Anadarko Petroleum Corp.
5.950%, 09/15/2016	1,000,000	883,309
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	510,070
Apache Corp.
5.625%, 01/15/2017	500,000	503,358
Shell International Finance
5.200%, 03/22/2017	500,000	511,699
Canadian National Resources
5.700%, 05/15/2017	500,000	436,064
Weatherford International Inc.
6.350%, 06/15/2017	500,000	426,718
EOG Resources Inc.
5.875%, 09/15/2017	500,000	507,595
Husky Energy Inc.
6.200%, 09/15/2017	500,000	446,914
ConocoPhillips
5.200%, 05/15/2018	500,000	486,613

		9,330,897

Retailers (7.78%)
May Department Stores Co.
4.800%, 07/15/2009	1,000,000	947,837
CVS Corp.
4.000%, 09/15/2009	1,000,000	987,874
Home Depot Inc.
3.750%, 09/15/2009	1,000,000	990,524
Wal-Mart Stores Inc.
4.000%, 01/15/2010	500,000	507,249
Home Depot Inc.
4.625%, 08/15/2010	500,000	495,120
5.200%, 03/01/2011	500,000	486,179
CVS Corp.
5.750%, 08/15/2011	500,000	501,729

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Costco Wholesale Corp.
5.300%, 03/15/2012	$1,000,000	$1,043,661
Lowe’s Companies Inc.
5.600%, 09/15/2012	500,000	507,520
Walgreen Co.
4.875%, 08/01/2013	500,000	514,930
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	975,954
Target Corp.
5.875%, 07/15/2016	1,000,000	954,704
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	483,575
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,025,291
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,069,739
Target Corp.
5.375%, 05/01/2017	500,000	454,845
CVS Caremark Corp.
5.750%, 06/01/2017	500,000	470,735
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	553,275

		12,970,741

Telecom & Telecom Equipment (4.48%)
SBC Communications Inc.
5.300%, 11/15/2010	1,000,000	1,016,477
Verizon Communications
5.350%, 02/15/2011	1,000,000	1,005,932
Cisco Systems Inc.
5.250%, 02/22/2011	1,000,000	1,038,132
Deutsche Telekom International Finance
5.375%, 03/23/2011	500,000	494,608
Vodafone Group PLC
5.500%, 06/15/2011	1,000,000	996,651
Telefonica Emisiones SAU
5.855%, 02/04/2013	1,000,000	972,049
BellSouth Corp.
5.200%, 09/15/2014	1,000,000	973,534
Verizon Communications
5.500%, 04/01/2017	1,000,000	967,776

		7,465,159

Utilities & Energy (10.50%)
Atmos Energy Corp.
4.000%, 10/15/2009	1,000,000	979,385
Commonwealth Edison Co.
4.740%, 08/15/2010	1,000,000	984,426
Southern California Gas
4.375%, 01/15/2011	1,000,000	1,009,850
Appalachian Power Co.
5.550%, 04/01/2011	500,000	495,336

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2008

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Duke Energy Corp.
6.250%, 01/15/2012	$500,000	$518,088
MidAmerican Energy Co.
5.650%, 07/15/2012	500,000	500,828
Appalachian Power Co.
5.650%, 08/15/2012	500,000	474,240
Vectren Utility Holdings
5.250%, 08/01/2013	500,000	477,559
Union Electric Co.
5.500%, 05/15/2014	1,000,000	938,071
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,014,478
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	956,783
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	466,600
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	453,613
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	977,879
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	999,937
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	918,226
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	443,010
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	915,646
Union Electric Co.
6.400%, 06/15/2017	500,000	455,827
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	515,140
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	464,924
Florida Power Corp.
5.800%, 09/15/2017	500,000	522,499
Virginia Electric & Power
5.950%, 09/15/2017	500,000	503,319
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	485,651
Florida Power Corp.
5.650%, 06/15/2018	500,000	518,490
Pacificorp
5.650%, 07/15/2018	500,000	509,203

		17,499,008

Total Corporate Bonds
(cost $154,496,785)		148,537,635

	Shares or principal amount	Value
Government Agency Securities (7.73%) (a)
Federal Home Loan Mortgage Corp.
6.625%, 09/15/2009	$2,000,000	$2,082,798
4.500%, 07/15/2013	1,500,000	1,631,931
5.200%, 03/05/2019	2,000,000	2,012,930
5.300%, 05/12/2020	2,000,000	1,960,840
Federal National Mortgage Association
6.625%, 09/15/2009	2,000,000	2,081,768
5.550%, 02/16/2017	3,000,000	3,119,178

Total Government Agency Securities
(cost $12,427,537)		12,889,445

U.S. Treasury Obligations (1.34%)
U.S. Treasury Notes
3.875%, 02/15/2013	2,000,000	2,228,124

Total U.S. Treasury Obligations
(cost $1,980,833)		2,228,124

Short-term Investments (0.49%)
JPMorgan U.S. Government Money Market Fund	814,804	814,804

Total Short-term Investments
(cost $814,804)		814,804

TOTAL INVESTMENTS (98.66%)
(cost $169,719,959)		164,470,008
OTHER ASSETS, NET OF LIABILITIES (1.34%)		2,230,318

NET ASSETS (100.00%)		$166,700,326

(a)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2008

	Principal amount	Value
Short-term Investments (99.98%)
Automotive (9.81%)
Toyota Motor Credit Corp.
2.050%, 01/21/2009	$2,500,000	$2,497,153
American Honda Finance Corp.
2.600%, 02/06/2009	2,500,000	2,493,500

		4,990,653

Financial Services (19.65%)
HSBC Finance Corp.
2.000%, 01/09/2009	2,500,000	2,498,889
Chevron Funding Corp.
0.250%, 01/22/2009	2,500,000	2,499,636
Citigroup Funding (a)
0.600%, 01/23/2009	2,500,000	2,499,083
Caterpillar Financial Services Corp.
0.250%, 02/26/2009	2,500,000	2,499,028

		9,996,636

Government Agency Securities (57.95%) (b)
Federal Home Loan Bank
1.650%, 01/05/2009	3,000,000	2,999,450
2.400%, 01/16/2009	2,000,000	1,998,000
1.150%, 01/29/2009	3,000,000	2,997,317
0.700%, 02/18/2009	5,000,000	4,995,333
0.650%, 03/02/2009	2,500,000	2,497,292
0.140%, 03/16/2009	1,000,000	999,712
0.100%, 03/30/2009	2,000,000	1,999,511
0.070%, 03/31/2009	2,500,000	2,499,567
0.200%, 03/04/2009	2,500,000	2,499,139
Federal National Mortgage Association
2.850%, 01/14/2009	3,000,000	2,996,913
Federal Home Loan Mortgage Corp.
0.180%, 02/13/2009	2,000,000	1,999,570
0.200%, 03/09/2009	1,000,000	999,628

		29,481,432

Health Care (4.90%)
Pfizer Inc.
2.220%, 02/11/2009	2,500,000	2,493,679

Media & Broadcasting (4.91%)
The Walt Disney Co.
1.050%, 02/10/2009	2,500,000	2,497,083

	Shares	Value
Registered Investment Companies (2.76%)
JPMorgan U.S. Government Money Market Fund	1,407,100	$1,407,100

Total Short-term Investments
(cost $50,866,583)		50,866,583

TOTAL INVESTMENTS (99.98%)
(cost $50,866,583)		50,866,583
OTHER ASSETS, NET OF LIABILITIES (0.02%)		8,728

NET ASSETS (100.00%)		$50,875,311

(a)	Insured under the FDIC’s Temporary Liquidity Guarantee Program.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2008

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$33,307,375	33,842,760	36,297,407

Investments in securities at market value	$25,384,134	24,235,342	25,268,774
Cash	—	—	—
Foreign currencies at value (cost $1,551,732)	—	—	—
Receivable for:
Dividends and interest	40,517	27,840	90,520
Shares of the Fund sold	16,378	18,028	10,772
Securities sold	199,008	166,180	3,784
SFIMC	3,360	4,315	19,410
Unrealized gain on forward foreign currency contracts	—	—	376
Variation margin	—	—	—
Prepaid expenses	871	889	2,113

Total assets	25,644,268	24,452,594	25,395,749

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	28	4	—
Securities purchased	506,073	407,852	167,975
Unrealized loss on forward foreign currency contracts	—	—	907
Due to affiliates	15,804	18,987	20,132
Accrued liabilities	20,155	26,368	82,308

Total liabilities	542,060	453,211	271,322

Net assets applicable to shares outstanding of common stock	$25,102,208	23,999,383	25,124,427

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,489,282	4,000,951	3,837,469
Net asset value, offering price and redemption price per share	$5.59	6.00	6.55

Analysis of Net Assets
Paid-in-capital	$45,569,610	40,884,216	41,525,283
Accumulated net realized gain (loss)	(12,788,668)	(7,306,011)	(6,063,115)
Net unrealized appreciation (depreciation)	(7,923,241)	(9,607,418)	(11,027,860)
Undistributed (distributions in excess of) net investment income	244,507	28,596	690,119

Net assets applicable to shares outstanding	$25,102,208	23,999,383	25,124,427

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund
507,798,196	244,291,888	264,118,441	83,782,952	169,719,959	50,866,583

367,883,958	171,370,720	218,087,592	68,114,594	164,470,008	50,866,583
508	212,362	—	203,381	—	—
—	—	1,574,232	—	—	—
817,473	257,650	720,926	—	2,376,006	1,265
219,860	137,005	123,848	28,916	26,335	50,722
15	78,362	4,272	—	—	—
—	5,454	—	21,091	—	8,096
—	—	—	—	—	—
111,347	228,099	27,342	—	—	—
12,833	23,070	7,997	1,441	4,622	8,187

369,045,994	172,312,722	220,546,209	68,369,423	166,876,971	50,934,853

73,577	14,953	14,919	107	40,995	92
594,728	—	42,607	—	—	—
—	—	2,117	—	—	—
99,115	87,018	110,177	—	80,642	28,833
109,968	92,603	231,783	22,533	55,008	30,617

877,388	194,574	401,603	22,640	176,645	59,542

368,168,606	172,118,148	220,144,606	68,346,783	166,700,326	50,875,311

40,746,816	24,979,242	23,551,236	6,999,760	17,176,130	50,876,413
9.04	6.89	9.35	9.76	9.71	1.00

509,876,849	246,168,451	269,824,484	81,336,837	172,483,560	50,876,413
(1,878,413)	(1,761,860)	(2,917,729)	(10,262)	(533,283)	(1,102)
(139,923,365)	(72,527,053)	(45,972,959)	(15,668,358)	(5,249,951)	—
93,535	238,610	(789,190)	2,688,566	—	—

368,168,606	172,118,148	220,144,606	68,346,783	166,700,326	50,875,311

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2008

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$982,944	331,243	1,273,307
Interest	42,782	17,800	13,267

	1,025,726	349,043	1,286,574
Less: foreign withholding taxes	(7,598)	(69)	(113,431)

Total investment income	1,018,128	348,974	1,173,143
Expenses:
Investment advisory and management fees	203,699	279,875	304,546
Professional fees	28,703	31,895	35,731
Reports to shareholders	6,011	8,702	6,926
Custodian fees	5,010	11,722	146,595
Errors and omissions insurance	2,243	2,220	2,580
Securities valuation fees	1,703	2,774	25,840
Trustees’ fees and expenses	1,551	1,526	1,793
Regulatory fees	380	380	380
ICI dues	255	351	505
Fidelity bond expense	225	219	261
Money market guarantee program fee	—	—	—
License index fees	—	—	—

Total expenses	249,780	339,664	525,157
Less: expense reimbursement from SFIMC	(12,131)	(24,805)	(144,474)

Net expenses	237,649	314,859	380,683

Net investment income	780,479	34,115	792,460
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(12,742,041)	(7,296,823)	(5,934,078)
Net realized gain (loss) on pass through investments	—	—	—
Net realized gain (loss) on forward foreign currency contracts	37	—	16,332
Net realized gain (loss) on foreign currency transactions	—	—	114,163
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,305,625)	(12,119,895)	(17,429,833)

Net realized and unrealized gain (loss) on investments	(18,047,629)	(19,416,718)	(23,233,416)

Net change in net assets resulting from operations	$(17,267,150)	(19,382,603)	(22,440,956)

See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund	Bond Fund	Money Market Fund
11,582,952	3,292,763	12,662,260	2,688,600	—	—
66,229	167,800	16,416	—	9,636,012	1,324,662

11,649,181	3,460,563	12,678,676	2,688,600	9,636,012	1,324,662
—	(904)	(1,041,282)	—	—	—

11,649,181	3,459,659	11,637,394	2,688,600	9,636,012	1,324,662
1,306,667	924,912	1,731,394	—	917,177	206,902
64,823	48,860	68,843	17,718	36,650	21,427
108,840	123,253	112,941	27,980	61,176	29,138
13,791	17,786	293,884	46	3,465	2,111
33,514	15,509	21,951	5,650	11,410	3,694
5,656	18,596	94,560	—	22,748	—
21,936	10,306	14,152	3,726	7,785	3,817
380	380	380	380	380	380
6,172	8,662	3,351	—	1,869	272
3,396	1,258	2,199	563	1,140	307
—	—	—	—	—	5,873
59,490	9,858	10,000	—	—	—

1,624,665	1,179,380	2,353,655	56,063	1,063,800	273,921
(13,791)	(23,240)	—	(56,063)	(28)	(15,293)

1,610,874	1,156,140	2,353,655	—	1,063,772	258,628

10,038,307	2,303,519	9,283,739	2,688,600	8,572,240	1,066,034
1,789,463	13,855,485	2,093,368	(145,824)	88,987	—
—	—	—	138,577	—	—
—	—	32,915	—	—	—
—	—	(69,479)	—	—	—
(3,493,239)	(3,751,002)	(1,567,509)	—	—	—
112,567	486,075	(1,874)	—	—	—
(229,720,731)	(103,464,727)	(172,808,205)	(24,376,410)	(7,311,556)	—

(231,311,940)	(92,874,169)	(172,320,784)	(24,383,657)	(7,222,569)	—

(221,273,633)	(90,570,650)	(163,037,045)	(21,695,057)	1,349,671	1,066,034

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2008	2007
From operations:
Net investment income	$780,479	924,958
Net realized gain (loss)	(12,742,004)	2,438,509
Change in net unrealized appreciation or depreciation	(5,305,625)	(6,374,511)

Net change in net assets resulting from operations	(17,267,150)	(3,011,044)
Distributions to shareholders from:
Net investment income	(553,071)	(912,622)
Net realized gain	(263,669)	(2,348,580)

Total distributions to shareholders	(816,740)	(3,261,202)
From Fund share transactions:
Proceeds from shares sold	3,632,136	7,416,738
Reinvestment of distributions	816,740	3,261,202

	4,448,876	10,677,940
Less payments for shares redeemed	(1,422,233)	(822,795)

Net increase (decrease) in net assets from Fund share transactions	3,026,643	9,855,145

Total increase (decrease) in net assets	(15,057,247)	3,582,899

Net assets:
Beginning of year	40,159,455	36,576,556

End of year*	$25,102,208	40,159,455

*Including undistributed (distribution in excess of) net investment income	$244,507	19,403

Share Information
Sold	443,914	634,379
Issued in reinvestment of distributions	148,769	328,750
Redeemed	(194,305)	(70,963)

Net increase (decrease)	398,378	892,166

See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2008	2007	2008	2007	2008	2007	2008	2007
34,115	15,134	792,460	540,375	10,038,307	10,256,505	2,303,519	3,368,699
(7,296,823)	2,439,556	(5,803,583)	5,216,948	(1,703,776)	10,045,529	10,104,483	19,606,437
(12,119,895)	2,536,059	(17,429,833)	(1,195,101)	(229,608,164)	10,932,480	(102,978,652)	(29,008,437)

(19,382,603)	4,990,749	(22,440,956)	4,562,222	(221,273,633)	31,234,514	(90,570,650)	(6,033,301)
(273)	(13,791)	(15,102)	(721,392)	(9,856,567)	(10,158,680)	(2,121,979)	(3,108,129)
(596,211)	(4,007,124)	(889,664)	(4,378,703)	(1,273,300)	(1,531,749)	(13,604,016)	(20,758,388)

(596,484)	(4,020,915)	(904,766)	(5,100,095)	(11,129,867)	(11,690,429)	(15,725,995)	(23,866,517)
3,511,222	6,453,934	1,972,205	4,500,642	13,982,750	13,487,749	5,200,961	6,476,216
596,484	4,020,915	904,766	5,100,095	11,129,867	11,690,429	15,725,995	23,866,517

4,107,706	10,474,849	2,876,971	9,600,737	25,112,617	25,178,178	20,926,956	30,342,733
(1,290,607)	(652,161)	(1,573,945)	(762,715)	(37,611,643)	(30,865,285)	(18,703,212)	(16,408,240)

2,817,099	9,822,688	1,303,026	8,838,022	(12,499,026)	(5,687,107)	2,223,744	13,934,493

(17,161,988)	10,792,522	(22,042,696)	8,300,149	(244,902,526)	13,856,978	(104,072,901)	(15,965,325)

41,161,371	30,368,849	47,167,123	38,866,974	613,071,132	599,214,154	276,191,049	292,156,374

23,999,383	41,161,371	25,124,427	47,167,123	368,168,606	613,071,132	172,118,148	276,191,049

28,596	1,343	690,119	(345,888)	93,535	114,235	238,610	314,855

391,122	531,277	195,271	325,624	1,254,074	898,338	559,082	491,453
105,572	354,891	141,813	394,744	1,231,180	797,437	2,423,112	2,041,618
(144,028)	(53,338)	(172,638)	(54,454)	(3,089,016)	(2,042,576)	(1,868,702)	(1,238,902)

352,666	832,830	164,446	665,914	(603,762)	(346,801)	1,113,492	1,294,169

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2008	2007
From operations:
Net investment income	$9,283,739	8,570,108
Net realized gain (loss)	489,295	12,727,719
Change in net unrealized appreciation or depreciation	(172,810,079)	15,932,166

Net change in net assets resulting from operations	(163,037,045)	37,229,993
Distributions to shareholders from:
Net investment income	(5,460,363)	(10,224,403)
Net realized gain	(6,446,962)	(9,215,336)

Total distributions to shareholders	(11,907,325)	(19,439,739)
From Fund share transactions:
Proceeds from shares sold	5,991,300	6,579,131
Reinvestment of distributions	11,907,325	19,439,739

	17,898,625	26,018,870
Less payments for shares redeemed	(17,286,516)	(15,920,496)

Net increase (decrease) in net assets from Fund share transactions	612,109	10,098,374

Total increase (decrease) in net assets	(174,332,261)	27,888,628

Net assets:
Beginning of year	394,476,867	366,588,239

End of year*	$220,144,606	394,476,867

*Including undistributed (distribution in excess of) net investment income	$(789,190)	(4,866,750)

Share Information
Sold	470,632	374,227
Issued in reinvestment of distributions	1,309,937	1,128,905
Redeemed	(1,289,479)	(904,771)

Net increase (decrease)	491,090	598,361

See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2008	2007	2008	2007	2008	2007
2,688,600	2,685,578	8,572,240	8,418,959	1,066,034	2,289,293
(7,247)	564,480	88,987	(160,986)	—	—
(24,376,410)	2,206,371	(7,311,556)	3,217,565	—	—

(21,695,057)	5,456,429	1,349,671	11,475,538	1,066,034	2,289,293
(2,685,583)	(2,453,997)	(8,572,240)	(8,418,959)	(1,066,034)	(2,289,293)
(567,495)	(297,964)	—	—	—	—

(3,253,078)	(2,751,961)	(8,572,240)	(8,418,959)	(1,066,034)	(2,289,293)
2,661,602	3,445,933	4,857,095	7,929,259	10,114,142	8,990,377
3,253,078	2,751,961	8,572,240	8,418,959	1,066,034	2,289,293

5,914,680	6,197,894	13,429,335	16,348,218	11,180,176	11,279,670
(11,155,577)	(6,874,135)	(29,764,238)	(7,603,070)	(10,133,631)	(9,543,832)

(5,240,897)	(676,241)	(16,334,903)	8,745,148	1,046,545	1,735,838

(30,189,032)	2,028,227	(23,557,472)	11,801,727	1,046,545	1,735,838

98,535,815	96,507,588	190,257,798	178,456,071	49,828,766	48,092,928

68,346,783	98,535,815	166,700,326	190,257,798	50,875,311	49,828,766

2,688,566	2,685,549	—	—	—	—

221,145	257,161	483,112	798,723	10,114,142	8,990,377
340,280	202,350	865,499	846,025	1,066,034	2,289,293
(953,762)	(511,629)	(3,043,172)	(764,753)	(10,133,631)	(9,543,832)

(392,337)	(52,118)	(1,694,561)	879,995	1,046,545	1,735,838

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”) as of December 31, 2008. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions and attendant risks.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets plus any borrowing in common stocks and other equity securities of U.S. large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests in a diversified portfolio of small and mid-capitalization stocks issued by U.S. companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Index (the “Russell 2000”). The Small Cap Index Fund invests primarily in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”). The International Index Fund invests primarily in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 16 European countries, Australia, New Zealand, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund invests primarily in bonds issued by U.S. companies.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities and assets of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. The Trust has retained an independent statistical fair value service to assist in the

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

fair valuation process for foreign securities in order to adjust for possible changes in value resulting from subsequent events. If a security is valued at “fair value,” that value may be different from the last quoted market price.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value the Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The Funds implemented Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 establishes a three-tier hierarchy to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - quoted prices (unadjusted) in active markets for identical securities

•

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ assets as of December 31, 2008:

	Investments in Securities				Other Financial Instruments
Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund	$25,384,134	$—	$—	$25,384,134	$—	$—	$—	$—
Small/Mid Cap Equity Fund	24,235,342	—	—	24,235,342	—	—	—	—
International Equity Fund	—	25,268,774	—	25,268,774	(531)	—	—	(531)
Large Cap Index Fund	360,183,498	7,700,460	—	367,883,958	(9,127)	—	—	(9,127)
Small Cap Index Fund	164,093,176	7,277,544	0	171,370.720	394,115	—	—	394,115
International Index Fund	—	218,087,592	0	218,087,592	25,225	—	—	25,225
Balanced Fund	68,114,594	—	—	68,114,594	—	—	—	—
Bond Fund	814,804	163,655,204	—	164,470,008	—	—	—	—
Money Market Fund	1,407,100	49,459,483	—	50,866,583	—	—	—	—

Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as futures and foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Small Cap Index Fund and International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2007 and December 31, 2008. The remaining Funds did not hold any Level 3 securities as of December 31, 2007, or December 31, 2008.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks, brokers, dealers, and other financial institutions in accordance with a Fund’s investment restrictions. Repurchase agreements involve the purchase of securities with a simultaneous commitment to resell the securities to the seller at an agreed-upon price and date. A Fund will invest only in repurchase agreements collateralized in an amount at least equal to the

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. Each Fund’s Schedule of Investments reflects the repurchase agreements, if any, entered into as of December 31, 2008.

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Standard time). The net asset value per share is computed by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Trust’s management has completed a review of tax positions taken by the Funds in accordance with the criteria in the Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” and has determined that no tax liability is required for unrecognized tax benefits, and no additional disclosures are needed, as of December 31, 2008. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of December 31, 2008, the Funds’ aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$33,462,064	$291,947	$(8,369,877)	$(8,077,930)
Small/Mid Cap Equity Fund	33,990,230	707,270	(10,462,158)	(9,754,888)
International Equity Fund	36,496,205	103,156	(11,330,587)	(11,227,431)
Large Cap Index Fund	508,262,152	52,002,183	(192,380,377)	(140,378,194)
Small Cap Index Fund	244,207,189	22,545,399	(95,381,868)	(72,836,469)
International Index Fund	265,284,332	35,288,775	(82,485,515)	(47,196,740)
Balanced Fund	83,814,718	—	(15,700,124)	(15,700,124)
Bond Fund	169,719,959	3,042,455	(8,292,406)	(5,249,951)
Money Market Fund	50,866,583	—	—	—

The differences between the cost of investments for Federal tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2008, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund	Large Cap Index Fund	Bond Fund	Money Market Fund
2011	$—	$—	$—	$—	$205,753	$—
2013	—	—	—	—	166,544	1,102
2015	—	—	—	—	160,986	—
2016	10,732,785	4,949,683	4,914,418	61,975	—	—

Total:	$10,732,785	$4,949,683	$4,914,418	$61,975	$533,283	$1,102

The Bond Fund utilized $88,987 of capital loss carryforwards to offset realized capital gains in 2008.

As of December 31, 2008, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Gain	Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Large Cap Equity Fund	$244,507	$—	$(8,077,930)	$(12,633,979)	$(20,467,402)
Small/Mid Cap Equity Fund	26,185	—	(9,754,888)	(7,156,130)	(16,884,833)
International Equity Fund	692,564	—	(11,226,338)	(5,867,082)	(16,400,856)
Large Cap Index Fund	86,674	—	(140,378,194)	(1,416,723)	(141,708,243)
Small Cap Index Fund	29,198	134,357	(72,836,469)	(1,377,389)	(74,050,303)
International Index Fund	352,512	—	(47,136,733)	(2,895,657)	(49,679,878)
Balanced Fund	2,688,566	21,504	(15,700,124)	—	(12,990,054)
Bond Fund	—	—	(5,249,951)	(533,283)	(5,783,234)
Money Market Fund	—	—	—	(1,102)	(1,102)

Differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2008 relate to current year estimates for return of capital from Real Estate Investment Trusts (“REITs”), accumulated capital losses, post-October loss deferrals, short term capital gains and mark-to-market of Passive Foreign Investment Companies (“PFICs”), and/or forward foreign currency and futures contract adjustments.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2008, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Large Cap Equity Fund	$—	$2,304	—	$(2,304)
Small/Mid Cap Equity Fund	—	6,589	—	(6,589)
International Equity Fund	—	(258,649)	—	258,649
Large Cap Index Fund	—	202,440	—	(202,440)
Small Cap Index Fund	—	257,785	—	(257,785)
International Index Fund	—	(254,184)	—	254,184

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

The tax character of distributions for certain Funds was as follows for the years ended December 31, 2008 and 2007 respectively:

2008	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$561,345	$255,395	$816,740
Small/Mid Cap Equity Fund	596,259	225	596,484
International Equity Fund	116,319	788,447	904,766
Small Cap Index Fund	2,148,675	13,577,320	15,725,995
International Index Fund	5,541,887	6,365,438	11,907,325

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2008.

2007	Ordinary Income	Long-term Capital Gain	Total
Large Cap Equity Fund	$1,738,103	$1,523,099	$3,261,202
Small/Mid Cap Equity Fund	3,574,757	446,158	4,020,915
International Equity Fund	1,263,296	3,836,799	5,100,095
Small Cap Index Fund	5,142,256	18,724,261	23,866,517
International Index Fund	10,285,127	9,154,612	19,439,739

For the remaining Funds, the tax distributions of ordinary income were the same as the distributions from net investment income reflected in the Statements of Changes in Net Assets for the year ended December 31, 2007.

The International Equity Fund and International Index Fund have elected to mark-to-market their investments in PFICs for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) of $(200,514) and ($148,522) during 2008 and 2007, respectively, and realized gains of $128,154 and $149,107 during 2008 and 2007 respectively, as ordinary income for federal income tax purposes. The International Index Fund recognized unrealized appreciation (depreciation) of ($3,114,830) and

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

(231,915) during 2008 and 2007, respectively, and realized gains of $232,836 and $122,193 during 2008 and 2007, respectively, as ordinary income for federal income tax purposes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2008, was $2,765 for the International Equity Fund and $1,038,280 for the International Index Fund.

From November 1, 2008 through December 31, 2008, the Large Cap Equity Fund incurred $1,901,194 in net realized losses, the Small/Mid Cap Equity Fund incurred $2,206,447 in net realized losses, the International Equity Fund incurred $952,664 in net realized losses, the Large Cap Index Fund incurred $1,354,748 in net realized losses, the Small Cap Index Fund incurred $1,377,389 in net realized losses, and the International Index Fund incurred $105,539 in PFIC losses and $2,790,118 in net realized losses. As permitted by tax regulation, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2009.

Foreign currency translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2008. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

Participation in Temporary Money Market Guarantee Program

On October 3, 2008, the Board of Trustees of the Trust approved the participation by the Trust’s Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Money Market Fund Guarantee Program (“the Program”) for the initial coverage period of September 19, 2008, through December 18, 2008. The Treasury extended the Program from December 18, 2008, through April 30, 2009. The Board of Trustees of the Trust elected to participate in this Program extension. If the U.S. Treasury decides to extend the Program beyond April 30, 2009, the Board of Trustees of the Trust will again need to consider whether the Fund should continue to participate in the Program’s extension.

Under the Program, if the Fund’s net asset value per share drops below $0.995 on any day while the Program is in effect, shareholders of record on that date who also held Fund shares on September 19, 2008, may be eligible to receive a payment from the Treasury upon liquidation of the Fund. The Program covers the lesser of the number of shares owned by the shareholder as of September 19, 2008, or the number of shares owned by the shareholder as of the date of liquidation. The Fund pays fees to participate in the Program and any Program extension; however, SFIMC’s voluntary agreement to reimburse excess expenses incurred by the Fund remains in effect.

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

Financial instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, may enter into stock index futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Additionally, the International Equity and International Index Funds may enter into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

The Large Cap Index, Small Cap Index, and International Index Funds and, indirectly, the Balanced Fund, may enter into short sale transactions to dispose of non-index securities received as a result of corporate actions such as mergers or spinoffs.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

New accounting pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (SFAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. At this time, the Trust’s management is evaluating the implications of SFAS 161, and its impact on the Funds’ financial statements, if any, has not yet been determined.

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.26% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund and has agreed to reimburse any other expenses incurred by that Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund, (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily net investment income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Fund effective September 2, 2008; Bridgeway and Rainier Investment Management, Inc. (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund effective September 2, 2008; and Barclays Global Fund Advisors (“Barclays”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds. Up to September 2, 2008, SFIMC had engaged Capital Guardian Trust Company (“Capital Guardian”) as the investment sub-adviser for the Large Cap Equity Fund and International Equity Fund.

In accordance with the overall investment objectives of each respective Fund, Bridgeway, Westwood, Marsico, Northern Cross, Barclays, and Rainier determine which securities to buy and sell for each of these Funds, select the brokers and dealers to effect the transactions, and negotiate

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and Barclays’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds.

For the year ended December 31, 2008, the following fees were earned by Capital Guardian, Barclays, Bridgeway, Rainier, Westwood, Marisco, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	Capital Guardian		Barclays	Bridgeway		Rainier	Westwood		Marsico		Northern Cross
Large Cap Equity Fund	$61,835	(a)	$—	$20,367	(b)	$—	$18,196	(b)	$—		$—
Small/Mid Cap Equity Fund	—		—	104,029		104,929	—		—		—
International Equity Fund	98,431	(a)	—	—		—	—		22,236	(c)	27,194	(c)
Large Cap Index Fund	—		250,838	—		—	—		—		—
Small Cap Index Fund	—		230,856	—		—	—		—		—
International Index Fund	—		313,887	—		—	—		—		—

Total Sub-Advisory Fees	$160,266		$795,581	$124,396		$104,929	$18,196		$22,236		$27,194

(a)	Effective September 2, 2008, Capital Guardian ceased serving as investment sub-adviser to this Fund.

(b)	Effective September 2, 2008, Bridgeway and Westwood began serving as investment sub-advisers to this Fund.

(c)	Effective September 2, 2008, Marsico and Northern Cross began serving as investment sub-advisers to this Fund.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

	Year ended December 31, 2008
	Purchases	Sales
Large Cap Equity Fund	$51,374,981	$48,276,169
Small/Mid Cap Equity Fund	37,816,626	35,075,985
International Equity Fund	57,944,579	57,873,760
Large Cap Index Fund	23,628,626	42,225,842
Small Cap Index Fund	44,120,906	54,096,676
International Index Fund	16,749,858	18,512,106
Balanced Fund	6,327,178	12,194,000
Bond Fund	10,464,094	25,742,369

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Futures and foreign currency contracts

The International Equity Fund had the following open forward foreign currency contracts at December 31, 2008:

Foreign amount Purchase (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar Purchase (Sold)	Unrealized Gain	Unrealized (Loss)
23,215	British Pound	1	01/05/2009	33,874	$369	$—
1,421	Canadian Dollar	1	01/05/2009	1,166	3	—
121,578	Danish Krone	1	01/06/2009	22,818	—	(211)
18,300	Euro	2	01/05/2009-01/06/2009	25,564	—	(279)
(176)	Euro	1	01/02/2009	(245)	4	—
27,045	Swedish Krona	1	01/07/2009	3,452	—	(28)
39,485	Swiss Franc	1	01/06/2009	37,005	—	(389)

				Total	$376	$(907)

The International Index Fund had the following open forward foreign currency contract at December 31, 2008:

Foreign amount Purchase (Sold)	Currency	Contracts	Settlement Date	U.S. Dollar Purchase (Sold)	Unrealized Gain	Unrealized (Loss)
(100,000)	British Pound	1	01/02/2009	(145,910)	$—	$(2,117)

The Large Cap Index, Small Cap Index and International Index Funds had the following open futures contracts at December 31, 2008:

Fund	Type	Number of contracts	Notional Value	Market Value	Position	Expiration Month	Unrealized Gain (Loss)
Large Cap Index Fund	S&P 500 Index Mini	173	$7,794,991	$7,785,864	Long	March ‘09	$(9,127)

Small Cap Index Fund	Russell 2000 Index Mini	160	7,572,285	7,966,400	Long	March ‘09	$394,115

International Index Fund	TOPIX Index	6	548,593	570,546	Long	March ‘09	21,953
International Index Fund	DJ Euro Stoxx 50	24	821,478	817,349	Long	March ‘09	(4,129)
International Index Fund	FTSE 100 Index	7	432,303	441,821	Long	March ‘09	9,518

Total							$27,342

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years, or if performance information is not available for these periods, since the Fund’s inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,			From commencement of investment operations July 26, 2005 to December 31, 2005
	2008	2007	2006
Net asset value, beginning of period	$9.82	11.43	10.33	10.00
Income from Investment Operations
Net investment income (a)	0.18	0.26	0.20	0.07
Net gain (loss) on investments (both realized and unrealized)	(4.22)	(1.00)	1.45	0.34

Total from investment operations	(4.04)	(0.74)	1.65	0.41

Less Distributions
Net investment income	(0.13)	(0.24)	(0.18)	(0.07)
Net realized gain	(0.06)	(0.63)	(0.37)	(0.01)

Total distributions	(0.19)	(0.87)	(0.55)	(0.08)

Net asset value, end of period	$5.59	9.82	11.43	10.33

Total Return (b)	(41.12)%	(6.55)%	15.91%	4.14%
Net assets, end of period (millions)	$25.1	40.2	36.6	26.9
Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70	%(c)
Net investment income	2.30%	2.24%	1.83%	1.71	%(c)
Ratios to average net assets absent expense reductions
Expenses	0.74%	0.70%	0.71%	0.85	%(c)
Net investment income	2.26%	2.24%	1.82%	1.56	%(c)
Portfolio turnover rate	144%	40%	34%	15%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Total return is not annualized for periods that are less than a full year.

(c)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,			From commencement of investment operations July 26, 2005 to December 31, 2005
	2008	2007	2006
Net asset value, beginning of period	$11.28	10.79	9.64	10.00
Income from Investment Operations
Net investment income (a) (b)	0.01	—	—	0.01
Net gain (loss) on investments (both realized and unrealized)	(5.14)	1.71	1.41	(0.32)

Total from investment operations	(5.13)	1.71	1.41	(0.31)

Less Distributions
Net investment income (c)	—	—	—	(0.01)
Net realized gain	(0.15)	(1.22)	(0.26)	(0.04)

Total distributions	(0.15)	(1.22)	(0.26)	(0.05)

Net asset value, end of period	$6.00	11.28	10.79	9.64

Total Return (d)	(45.36)%	15.81%	14.58%	(3.14)%
Net assets, end of period (millions)	$24.0	41.2	30.4	24.6
Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90	%(e)
Net investment income	0.10%	0.04%	0.00%	0.21	%(e)
Ratios to average net assets absent expense reductions
Expenses	0.97%	0.97%	0.95%	1.11	%(e)
Net investment income	0.03%	(0.03)%	(0.05)%	0.00	%(e)
Portfolio turnover rate	101%	96%	161%	22%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Net investment income represents less than $0.01 per share in 2007 and 2006.

(c)	Distributions from net investment income represent less than $0.01 per share in 2008, 2007, and 2006.

(d)	Total return is not annualized for periods that are less than a full year.

(e)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,				From commencement of investment operations July 26, 2005 to December 31, 2005
	2008	2007	2006
Net asset value, beginning of period	$12.84	12.93	11.63		10.00
Income from Investment Operations
Net investment income (a)	0.21	0.17	0.19		0.02
Net gain (loss) on investments (both realized and unrealized)	(6.26)	1.30	2.05		1.70

Total from investment operations	(6.05)	1.47	2.24		1.72

Less Distributions
Net investment income (b)	—	(0.22)	(0.27)		(0.06)
Net realized gain	(0.24)	(1.34)	(0.67)		(0.03)

Total distributions	(0.24)	(1.56)	(0.94)		(0.09)

Net asset value, end of period	$6.55	12.84	12.93		11.63

Total Return (c)	(47.03)%	11.10%	19.23	%(d)	17.25%
Net assets, end of period (millions)	$25.1	47.2	38.9		29.8
Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%		1.00	%(e)
Net investment income	2.08%	1.23%	1.48%		0.50	%(e)
Ratios to average net assets absent expense reductions
Expenses	1.38%	1.23%	1.22%		1.35	%(e)
Net investment income	1.70%	1.00%	1.26%		0.15	%(e)
Portfolio turnover rate	157%	49%	30%		10%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Distributions from net investment income represent less than $0.01 per share in 2008.

(c)	Total return is not annualized for periods that are less than a full year.

(d)	Based upon net asset value of $12.93, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $12.95, which caused the total return for the year ended December 31, 2006 to be equivalent to 19.41%.

(e)	Determined on an annualized basis.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$14.83		14.37		12.63	12.26	11.27
Income from Investment Operations
Net investment income (a)	0.25		0.25		0.22	0.19	0.20
Net gain (loss) on investments (both realized and unrealized)	(5.76)		0.50		1.74	0.37	0.98

Total from investment operations	(5.51)		0.75		1.96	0.56	1.18

Less Distributions
Net investment income	(0.25)		(0.25)		(0.22)	(0.19)	(0.19)
Net realized gain	(0.03)		(0.04)		—	—	—

Total distributions	(0.28)		(0.29)		(0.22)	(0.19)	(0.19)

Net asset value, end of period	$9.04		14.83		14.37	12.63	12.26

Total Return	(37.14)%		5.23%		15.49%	4.57%	10.46%
Net assets, end of period (millions)	$368.2		613.1		599.2	522.0	497.4
Ratios to average net assets
Expenses	0.32	%(b)	0.31	%(b)	0.31%	0.32%	0.30%
Net investment income	2.00%		1.65%		1.64%	1.57%	1.73%
Portfolio turnover rate	5%		4%		3%	4%	3%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$11.57	12.94	11.95	12.31	10.79
Income from Investment Operations
Net investment income (a)	0.10	0.15	0.11	0.08	0.08
Net gain (loss) on investments (both realized and unrealized)	(4.09)	(0.43)	2.02	0.45	1.85

Total from investment operations	(3.99)	(0.28)	2.13	0.53	1.93

Less Distributions
Net investment income	(0.09)	(0.14)	(0.10)	(0.08)	(0.06)
Net realized gain	(0.60)	(0.95)	(1.04)	(0.81)	(0.35)

Total distributions	(0.69)	(1.09)	(1.14)	(0.89)	(0.41)

Net asset value, end of period	$6.89	11.57	12.94	11.95	12.31

Total Return	(34.05)%	(2.22)%	17.75%	4.25%	17.89%
Net assets, end of period (millions)	$172.1	276.2	292.2	253.1	264.0
Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.49%	0.49%	0.50%	0.48%
Net investment income	1.00%	1.15%	0.81%	0.64%	0.71%
Ratios to average net assets absent expense reductions
Expenses	0.51%	0.50%	0.49%	0.50%	0.48%
Net investment income	0.99%	1.14%	0.81%	0.64%	0.71%
Portfolio turnover rate	20%	20%	23%	17%	20%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$17.11	16.32	13.57		12.28	10.50
Income from Investment Operations
Net investment income (a)	0.41	0.38	0.33		0.25	0.19
Net gain (loss) on investments (both realized and unrealized)	(7.63)	1.30	3.09		1.40	1.83

Total from investment operations	(7.22)	1.68	3.42		1.65	2.02

Less Distributions
Net investment income	(0.25)	(0.47)	(0.41)		(0.28)	(0.24)
Net realized gain	(0.29)	(0.42)	(0.26)		(0.08)	—

Total distributions	(0.54)	(0.89)	(0.67)		(0.36)	(0.24)

Net asset value, end of period	$9.35	17.11	16.32		13.57	12.28

Total Return	(42.13)%	10.04%	25.20	%(b)	13.44%	19.26%
Net assets, end of period (millions)	$220.1	394.5	366.6		292.6	253.6
Ratios to average net assets assuming expense reductions
Expenses	0.75%	0.71%	0.72%		0.74%	0.75%
Net investment income	2.95%	2.19%	2.16%		1.98%	1.76%
Ratios to average net assets absent expense reductions
Expenses	0.75%	0.71%	0.72%		0.74%	0.77%
Net investment income	2.95%	2.19%	2.16%		1.98%	1.74%
Portfolio turnover rate	5%	6%	3%		3%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $16.32, as of December 31, 2006 (as calculated for financial reporting purposes, taking into account transactions that occurred on December 29, 2006 and the subsequent fair valuation of the equity securities). For shareholder purchases and redemptions on December 29, 2006, the net asset value was $16.35, which caused the total return for the year ended December 31, 2006 to be equivalent to 25.43%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.33	12.96	11.96	11.87	11.30
Income from Investment Operations
Net investment income (a)	0.38	0.36	0.33	0.31	0.31
Net gain (loss) on investments (both realized and unrealized)	(3.48)	0.39	0.98	0.06	0.50

Total from investment operations	(3.10)	0.75	1.31	0.37	0.81

Less Distributions
Net investment income	(0.39)	(0.34)	(0.31)	(0.28)	(0.23)
Net realized gain	(0.08)	(0.04)	—	—	(0.01)

Total distributions	(0.47)	(0.38)	(0.31)	(0.28)	(0.24)

Net asset value, end of period	$9.76	13.33	12.96	11.96	11.87

Total Return	(23.14)%	5.73%	11.03%	3.22%	7.26%
Net assets, end of period (millions)	$68.3	98.5	96.5	89.1	84.0
Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	3.15%	2.71%	2.68%	2.63%	2.69%
Ratios to average net assets absent expense reductions
Expenses (b)	0.07%	0.07%	0.06%	0.08%	0.05%
Net investment income	3.08%	2.64%	2.62%	2.55%	2.64%
Portfolio turnover rate	7%	3%	3%	1%	0%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$10.08		9.92		9.94	10.27	10.46
Income from Investment Operations
Net investment income	0.46		0.46		0.44	0.43	0.44
Net gain (loss) on investments (both realized and unrealized)	(0.37)		0.16		(0.02)	(0.33)	(0.19)

Total from investment operations	0.09		0.62		0.42	0.10	0.25

Less Distributions
Net investment income	(0.46)		(0.46)		(0.44)	(0.43)	(0.44)

Total distributions	(0.46)		(0.46)		(0.44)	(0.43)	(0.44)

Net asset value, end of period	$9.71		10.08		9.92	9.94	10.27

Total Return	0.95%		6.37%		4.34%	1.02%	2.40%
Net assets, end of period (millions)	$166.7		190.3		178.5	169.8	176.9
Ratios to average net assets
Expenses	0.58	%(a)	0.58	%(a)	0.57%	0.57%	0.55%
Net investment income	4.67%		4.59%		4.46%	4.28%	4.22%
Portfolio turnover rate	6%		17%		19%	16%	10%

(a)	The effect of expense reimbursements is less than 0.005%.

See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$1.00	1.00	1.00	1.00	1.00
Income from Investment Operations
Net investment income	0.02	0.05	0.04	0.03	0.01

Total from investment operations	0.02	0.05	0.04	0.03	0.01

Less Distributions
Net investment income	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Total distributions	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Net asset value, end of period	$1.00	1.00	1.00	1.00	1.00

Total Return	2.08%	4.77%	4.59%	2.74%	0.87%
Net assets, end of period (millions)	$50.9	49.8	48.1	43.9	55.9
Ratios to average net assets assuming expense reductions
Expenses	0.50%	0.50%	0.50%	0.50%	0.48%
Net investment income	2.06%	4.67%	4.51%	2.66%	0.87%
Ratios to average net assets absent expense reductions
Expenses	0.53%	0.55%	0.54%	0.54%	0.48%
Net investment income	2.03%	4.62%	4.47%	2.62%	0.87%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

State Farm Variable Product Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, comprising the State Farm Variable Product Trust (collectively, the “Funds”), as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds of the State Farm Variable Product Trust at December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2009

Management Information – State Farm Variable Product Trust (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE –State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT (1999-2003) – Illinois State University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CONSULTANT/PRESIDENT (since 2/2007) –Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); RETIRED (1/2007-2/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 52	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None

Management Information – State Farm Variable Product Trust (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee and President	Began service in 1997 and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, PRESIDENT, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	DIRECTOR – McGraw-Hill Corporation (publishing Company); DIRECTOR –Caterpillar, Inc.; DIRECTOR –Helmerich & Payne, Inc. (energy exploration and production Company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 49	Trustee, Senior Vice President and Treasurer	Began service in 2002 and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001), and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT, and TREASURER (since 12/2002) – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	29	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Variable Product Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Variable Product Trust (unaudited)

III. Information about Officers of State Farm Mutual Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 59	Vice President	Began service in 2000 and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and DIRECTOR (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 1998 and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 62	Vice President	Began service in 1997 and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Phillip G. Hawkins Three State Farm Plaza South Bloomington, Illinois 61791 Age 48	Vice President	Began service in 2003 and served until May 2008.	VICE PRESIDENT – SECURITIES PRODUCTS (8/2003 - 5/2008), EXECUTIVE ASSISTANT (11/2002 – 8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (9/2003 - 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 42	Vice President	Began service in May 2008 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008), VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005 – 5/2008), VICE PRESIDENT – AGENCY (1/2004 – 10/2005), EXECUTIVE ASSISTANT (1/2003 – 1/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust.
Richard Paul Three State Farm Plaza South Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

State Farm VP Management Corp
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, IL 61710-0001

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
CHICAGO, IL
PERMIT NO. 6065

PRESORTED STANDARD

Issued by:
State Farm Life Insurance Company
(Not licensed in MA, NY, or WI)
State Farm Life and Accident Assurance Company
(Licensed in NY and WI)
Home Office, Bloomington, Illinois

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-888-702-2307

statefarm.com®

Not FDIC Insured	• May Lose Value • No Bank Guarantee

231-3571.11-CH AP2009/01/2094 2-2009
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 235,942

Billed to registrant for fiscal year ending December 31, 2007: $ 225,735

The audit fees for December 31, 2008 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 0

Billed to registrant for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 0

Billed for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 37,050

Billed to registrant for fiscal year ending December 31, 2007: $ 36,584

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and for the period ending December 31, 2007, a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 0

Billed for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending December 31, 2008: $ 0

Billed to registrant for fiscal year ending December 31, 2007: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending December 31, 2008: $ 25,000

Billed for fiscal year ending December 31, 2007: $ 36,300

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2008:	not applicable	not applicable	not applicable
Fiscal year ending December 31, 2007:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2008:	not applicable	not applicable	100%
Fiscal year ending December 31, 2007:	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2008: $ 37,050

Fiscal year ending December 31, 2007: $ 36,584

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2008: $ 25,000

Fiscal year ending December 31, 2007: $ 36,300

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2008: $ 0

Fiscal year ending December 31, 2007: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant's disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) (as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date    March 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ EDWARD B. RUST, JR.
Edward B. Rust, Jr. President

Date    March 9, 2009

By	/S/ MICHAEL L. TIPSORD
Michael L. Tipsord Senior Vice President and Treasurer

Date    March 9, 2009